AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 18, 2000


                            REGISTRATION NO. 33-75714
                                    811-8374
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /
                        PRE-EFFECTIVE AMENDMENT NO. ____                    / /

                         POST-EFFECTIVE AMENDMENT NO. 8                     /X/

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / /
                                 AMENDMENT NO. 9                            /X/

                       ALEXANDER HAMILTON VARIABLE ANNUITY

                                SEPARATE ACCOUNT

                           (EXACT NAME OF REGISTRANT)

              ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

                               (NAME OF DEPOSITOR)

                     100 N. Greene St., Greensboro, NC 27401

              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (336) 691-3000


NAME AND ADDRESS OF
  AGENT FOR SERVICE:                  COPY TO:
Shari J. Lease, Esquire               Joan E. Boros, Esquire
Alexander Hamilton Life Insurance     Jorden Burt Boros Cicchetti Berenson & Johnson LLP
 Company of America                   1025 Thomas Jefferson Street, N.W.
One Granite Place                     Suite 400 East
Concord, NH 03301                     Washington, D.C. 20007


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:


           ___ immediately upon filing pursuant to paragraph (b) |X| on May 1, 2000 pursuant to paragraph (b)
           ___ 60 days after filing pursuant to paragraph (a)(i)
           ___ on May 1, 1999 pursuant to paragraph (a)(i)
           ___ 75 days after filing pursuant to paragraph (a)(ii)
           ___ on _______ pursuant to paragraph (a)(ii) of Rule 485

        IF APPROPRIATE CHECK THE FOLLOWING BOX:

           ___ this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.


APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after effectiveness of the Registration Statement

TITLE OF SECURITIES BEING REGISTERED:
Variable Portion of Contracts issued by the Separate Account

No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

                            Prospectus: May 1, 2000




                        The Allegiance Variable Annuity
                                   Issued by
             ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

                              In connection with


             ALEXANDER HAMILTON VARIABLE ANNUITY SEPARATE ACCOUNT
         SERVICE CENTER ADDRESS: One Granite Place, Concord, NH 03301
                   Telephone No.: 1-800-258-3648, Ext. 5394
--------------------------------------------------------------------------------


This Prospectus describes the Allegiance Variable Annuity (the "Contract"), an individual flexible premium deferred variable annuity offered by Alexander Hamilton Life Insurance Company of America ("we", "our" or the "Company"). The Contract is designed to help you plan for retirement or other long-term purposes. You may purchase it on either a tax qualified or non-tax qualified basis.
Because this is a flexible premium annuity contract, you may pay multiple premiums. We allocate your premium among the 19 Variable Sub-accounts of the Alexander Hamilton Variable Annuity Separate Account and the 2 Interest Rate Guarantee Periods of the Capital Developer Account in the proportions that you choose. You may also allocate your premium to the Dollar Cost Averaging Fixed Account ("DCA Fixed Account") if you participate in our dollar cost averaging program. Each Variable Sub-account invests exclusively in shares of one of the following Portfolios:


JPVF International Equity Portfolio
JPVF World Growth Stock Portfolio
JPVF Emerging Growth Portfolio
JPVF Capital Growth Portfolio
JPVF Small Company Portfolio
JPVF Growth Portfolio
JPVF S&P 500 Index Portfolio
JPVF Value Portfolio
JPVF Balanced Portfolio
JPVF High Yield Bond Portfolio
JPVF Money Market Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP II Contrafund[RegTM] Portfolio
MFS Research Series
MFS Utilities Series
Oppenheimer Capital Appreciation  Fund/VA
Oppenheimer Bond Fund/VA
Oppenheimer Strategic Bond Fund/VA

We may make available other allocation options in the future. Not all Variable Sub-accounts, Interest Rate Guarantee Periods or the DCA Fixed Account may be available in all states.

You may not purchase a Non-Qualified Contract if you or the Annuitant are over 90 years old. You may not purchase certain types of Qualified Contracts if you are over 80 years old.


Your Contract Value will vary up or down depending on the investment performance of the Variable Sub-accounts to which you have allocated your premium payments. We do not guarantee any minimum Contract Value for amounts allocated to the Variable Sub-accounts. Amounts which you allocate to the Capital Developer Account or the DCA Fixed Account will earn a specified interest rate. A Market Value Adjustment could increase or decrease the value of amounts withdrawn, transferred, or annuitized from the Capital Developer Account.

--------------------------------------------------------------------------------
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth the information you should know about the Contract. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information with the Securities and Exchange Commission ("SEC"). The current Statement of Additional Information is dated May 1, 2000. The information in the Statement of Additional Information is incorporated by reference in this Prospectus. You can obtain a free copy by writing us or calling us at the address or telephone number given above. The Table of Contents of the Statement of Additional Information appears at page 43 of this Prospectus.
THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE PORTFOLIOS LISTED ABOVE. PLEASE READ THIS PROSPECTUS AND THE PROSPECTUSES FOR THE PORTFOLIOS CAREFULLY AND RETAIN THEM FOR YOUR FUTURE REFERENCE.
Contracts and shares of the Portfolios are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested. This Prospectus and other information about the Alexander Hamilton Variable Annuity Separate Account required to be filed with the SEC can be found in the SEC's Web Site at http://


www.sec.gov or may be obtained from the SEC's Public Reference Room by calling 202-942-8090.

table of contents
--------------------------------------------------------------------





                                                     Page
                                                     ----
DEFINITIONS .................................          4
QUESTIONS AND ANSWERS ABOUT
 YOUR CONTRACT ..............................          6
FEE TABLES ..................................         10
 Contract Owner Transaction Expenses.........         10
 Separate Account Annual Expenses ...........         10
 Fund Annual Expenses .......................         10
 Examples ...................................         11
CONDENSED FINANCIAL
 INFORMATION ................................         12
ALLOCATION OPTIONS ..........................         14
 Separate Account Investments ...............         14
 Mixed and Shared Funding: Conflicts
  of Interest ...............................         16
 The Capital Developer Account ..............         17
 Market Value Adjustment ....................         17
 Dollar Cost Averaging Fixed Account
  Option ....................................         18
THE ALLEGIANCE VARIABLE ANNUITY
 CONTRACT ...................................         18
 Contract Application and Issuance of
  Contracts .................................         18
  Free Look Period ..........................         19
 Premium Payments ...........................         19
  Initial Premium Payment ...................         19
  Additional Premium Payments ...............         19
  Allocation of Premium Payments ............         19
  Payment Not Honored by Bank ...............         20
 Contract Value .............................         20
  Separate Account Accumulation
   Unit Value ...............................         20
  Minimum Contract Value ....................         20
 Transfers ..................................         21
  Telephone Transfers and
   Reallocations ............................         21
 Dollar Cost Averaging ......................         21
 Automatic Rebalancing ......................         22
DISTRIBUTIONS UNDER THE
CONTRACT                                              23
 Surrenders and Partial Withdrawals .........         23
 Systematic Withdrawal Plan .................         24
 Annuity Payments ...........................         24
  Maturity Date .............................         24
  Election of Annuity Payment
   Option ...................................         24
  Taxes .....................................         24
 Annuity Payment Options ....................         25
 Death Benefit ..............................         26
  Death of Contract Owner Prior to
   Maturity Date ............................         26
  IRS Required Distribution .................         27
  Death of Annuitant Prior to Maturity
   Date .....................................         27
  Death of Annuitant on or After
   Maturity Date ............................         27

                                                     Page
                                                     ----
  Death of Contract Owner on or
   After Maturity Date ......................         27
  Contract Owner's Spouse as
   Beneficiary ..............................         27
  Payment of Death Benefit to
   Beneficiary ..............................         27
 Beneficiary ................................         28
 Change of Contract Owner ...................         28
 Restrictions Under the Texas Optional
  Retirement Program ........................         28
 Restrictions Under Qualified Contracts......         28
 Restrictions Under Section 403(b)
  Plans .....................................         28
CHARGES AND DEDUCTIONS ......................         28
 Surrender Charge ...........................         28
 Mortality and Expense Risk Charge ..........         29
 Administrative Expense Charge ..............         30
 Annual Administrative Fee ..................         30
 Transfer Charge ............................         30
 Premium Taxes ..............................         30
 Federal, State and Local Taxes .............         30
 Other Expenses Including Investment
  Advisory Fees .............................         30
 Reduction in Charges for Certain
  Groups ....................................         30
CERTAIN FEDERAL INCOME TAX
 CONSEQUENCES ...............................         31
 Taxation of Annuities ......................         32
  In General ................................         32
  Possible Changes in Taxation ..............         32
  Surrenders and Partial Withdrawals
   from Qualified Contracts .................         32
  Surrenders and Partial Withdrawals
   from Non-Qualified Contracts .............         32
  Annuity Payments ..........................         33
  Penalty Tax ...............................         33
  Death Benefit Proceeds ....................         33
  Gifts and other Transfers or
   Exchanges of the Contract ................         34
  Multiple Contracts ........................         34
  Withholding ...............................         34
  Other Tax Consequences ....................         34
  Qualified Plans ...........................         34
  Qualified Pension and Profit Sharing
   Plans ....................................         34
  Individual Retirement Annuities ...........         34
  Tax-Sheltered Annuities ...................         35
  Section 457 Deferred Compensation
   ("Section 457") Plans ....................         35
ALEXANDER HAMILTON LIFE
 INSURANCE COMPANY OF AMERICA................         36
 The Separate Account .......................         36
DISTRIBUTOR OF THE CONTRACTS ................         36
VOTING RIGHTS ...............................         37

                                                     Page
                                                     ----
ADDITIONAL INFORMATION ABOUT
 THE SEPARATE ACCOUNT ........................        37
 Addition, Deletion, or Substitution of
  Investments ................................        37
 Performance Data ............................        38
 Company Ratings .............................        39
GENERAL CONTRACT PROVISIONS ..................        40
LEGAL PROCEEDINGS ............................        41
AVAILABLE INFORMATION ........................        41
STATEMENT OF ADDITIONAL
 INFORMATION TABLE OF
 CONTENTS ....................................        43
APPENDIX I--SURRENDER CHARGE
 CALCULATION .................................      I-1

                                                     Page
                                                     ----
APPENDIX II--MARKET VALUE
 ADJUSTMENT CALCULATION AND
 EXAMPLES ....................................       II-1
FUND PROSPECTUSES ............................
 Jefferson Pilot Variable Fund, Inc. .........     JPVF-l
 Fidelity's Variable Insurance Products
  Funds (VIP and VIP II) .....................      VIP-I
 MFS Variable Insurance Trust ................    MFSRS-1
 Oppenheimer Variable Account
   Funds (OVAF) ..............................     OVAF-1


--------------------------------------------------------------------------------
 This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon.
--------------------------------------------------------------------------------
definitions
--------------------------------------------------------------------------------

Accumulation Period--The period, beginning on the Contract Date, during which Contract Value builds up under your Contract, and ending on the date preceding the Maturity Date.

Accumulation Unit--A unit of measure which we use to calculate Separate Account Value during the Accumulation Period.

Annuitant(s)--The natural person(s) upon whose life the Annuity Payments are based. You will be the Annuitant unless you name someone else to be the Annuitant in the Contract application. The Annuitant named in the application cannot be changed.

Annuity Payments--The payments we make to the Payee beginning on the Maturity Date. The amount of the Annuity Payments will be based on the Contract Value and the age of the Annuitant on the Maturity Date, and the Annuity Payment Option and payment frequency that you select.

Annuity Payment Options--Options available for methods of receiving Annuity Payments.

Annuity Period--The period which begins on the Maturity Date and ends with the last Annuity Payment.

Annuity Unit--A unit of measure used to determine the amount of each Variable Annuity payment.

Beneficiary--The persons or entities designated by you to receive the Death Benefit under the Contract.

Capital Developer Account--An allocation option available under the Contract that provides a Guaranteed Interest Rate for a specified Interest Rate Guarantee Period. This rate will never be less than 3% per year. The Capital Developer Account is guaranteed by us and is not part of the Separate Account.

Capital Developer Account Value--The portion of the Contract Value held in the Capital Developer Account.

Code--The Internal Revenue Code of 1986, as amended.

Company (our, we, us)--Alexander Hamilton Life Insurance Company of America.

Contract--The Allegiance Variable Annuity, an individual flexible premium deferred variable annuity contract that is described in this Prospectus.

Contract Date--The effective date of coverage under the Contract and the date from which the Company measures Contract Years, quarters, months and anniversaries.

Contract Owner (you, your)--The person or entity entitled to the ownership rights of the Contract. The Contract Owner is the person in whose name the Contract is issued. It is the person or entity named in the application, unless otherwise changed. Joint Contract Owners are permitted only if they are spouses.

Contract Value--The value of all of the Accumulation Units held under the Contract in the Separate Account plus the value of all amounts held under the Contract in the Capital Developer Account and the DCA Fixed Account.

Contract Year--The first Contract Year is the annual period which begins on the Contract Date. Subsequent Contract Years begin on each anniversary of the Contract Date.

Death Benefit--The amount payable upon the death of the Contract Owner.

Due Proof of Death--Information required by the Company to process a claim for a Death Benefit, including a death certificate and a death claim form acceptable to the Company.


Fixed Annuity Options--Annuity Payment Options under the Contract that provide for scheduled and fixed payments.


Guaranteed Interest Rate--The applicable effective annual interest rate which the Company will credit and compound annually on the Capital Developer Account Value during each Interest Rate Guarantee Period. The rate is guaranteed to be at least three percent per year.


Interest Rate Guarantee Period--A specified period which begins on the date that a premium payment is allocated to (or a portion of Contract Value is transferred to) the Capital Developer Account to accumulate at a Guaranteed Interest Rate. Currently the Company offers one and seven-year Interest Rate Guarantee Periods.

Investment Option--Each Variable Sub-account of the Separate Account.

Issue Age--The age of the Contract Owner on the Contract Date.


Jefferson Pilot Variable Fund, Inc. ("JPVF")--An open-end management investment company registered under the 1940 Act.

Jefferson Pilot Funds--The Portfolios of JPVF which are available under the Contracts-- International Equity Portfolio, World Growth Stock Portfolio, Emerging Growth Portfolio, Capital Growth Portfolio, Small Company Portfolio, Growth Portfolio, S&P 500 Index Portfolio, Value Portfolio, Balanced Portfolio, High Yield Bond Portfolio and Money Market Portfolio.


Market Value Adjustment--A positive or negative adjustment applied to the Capital Developer Account Value in the event of a premature full Surrender, Partial Withdrawal, transfer or annuitization that is requested prior to the end of an Interest Rate Guarantee Period. The Market Value Adjustment does not apply during the last 30 days of the Interest Rate Guarantee Period.

Maturity Date--The date on which the Company makes the first Annuity Payment under the Contract. The latest Maturity Date that may be elected is the later of the Annuitant's 85th birthday or 10 years from the Contract Date.

MFS Funds--Mutual fund series of the MFS Variable Insurance Trust which are available under the Contract--MFS Research Series and MFS Utilities Series.

MFS Variable Insurance Trust--An open-end management investment company registered under the 1940 Act.


Net Premium Payment--A premium payment less any applicable Premium Tax.


Oppenheimer Funds--The Portfolios of the Oppenheimer Variable Account Funds which are available under the Contract--Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Strategic Bond Fund/VA and Oppenheimer Bond Fund/VA.

Oppenheimer Variable Account Funds ("OVAF")--An open-end management investment company registered under the 1940 Act.

Payee--The person or entity who will receive Annuity Payments under the Contract.


Portfolios--The Jefferson Pilot Funds, VIP Portfolios, MFS Funds and Oppenheimer Funds.

Premium Tax--A tax imposed by certain states when a premium payment is made, when Annuity Payments begin, when a partial withdrawal is made, or when the Contract is surrendered.


Request--A request in a form satisfactory to the Company, which is received by the Company's Variable Annuity Service Center.

Separate Account--The Alexander Hamilton Variable Annuity Separate Account, a separate account of Alexander Hamilton Life Insurance Company of America, which consists of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets and all other separate account assets of the Company. The Separate Account is registered as a unit investment trust under the 1940 Act.

Separate Account Value--The portion of Contract Value held in the Separate Account. There is no guaranteed or minimum Separate Account Value.

Surrender Value--Proceeds payable upon a surrender of the Contract, equal to
(a) the Contract Value (b) plus or minus any applicable Market Value Adjustment, (c) minus any applicable Surrender Charge, (d) minus the Annual Administrative Fee, and (e) minus any applicable Premium Tax.

The VIP Funds--The Variable Insurance Products Fund ("VIP") and the Variable Insurance Products Fund II ("VIP II"), which are open-end diversified management investment companies registered under the 1940 Act.

Treasury Rate--The applicable effective annual U.S. Treasury Rate used by the Company for determining the Market Value Adjustment applicable to a surrender, withdrawal, transfer, or annuitization from the Capital Developer Account at any given time.


Valuation Day--Any day on which the New York Stock Exchange is open for trading except for normal federal holiday closing or when the Securities and Exchange Commission has determined that a state of emergency exists. In addition, the Company will be closed on the following local or regional business holidays which shall not constitute a Valuation Day: Good Friday, the Friday following Thanksgiving and the day before and/or following Christmas Day.

Valuation Period--The period of time beginning at the close of business on the New York Stock Exchange on any Valuation Day and ending at the close of business on the next Valuation Day. A Valuation Period may be more than one day.

Variable Annuity Options--Annuity Payment Options under the Contract that provide for payments which vary as to dollar amount in relation to the investment performance of specified Variable Sub-accounts.


Variable Annuity Service Center--P.O. Box 515, Concord, NH 03302-0515. Notices, Requests and premium payments under the Contract must be sent to the Company's Variable Annuity Service Center.


Variable Sub-account--Separate Account assets are divided into Variable Sub-accounts. Assets of the Variable Sub-accounts will be invested in shares of the corresponding Funds.


VIP Portfolios--The Portfolios of the VIP Funds which are available under the Contracts--VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP II Contrafund[RegTM] Portfolio.


questions and answers about your contract
--------------------------------------------------------------------------------

The following are answers to some of the questions you may have about some of the more important features of the Contract. The Contract is more fully described in the rest of the Prospectus. Please read the Prospectus carefully.

1. What is the Contract?

The Contract is a flexible premium deferred variable annuity contract. It is designed for tax-deferred retirement investing. It can be purchased on a non-qualified basis ("Non-qualified Contract") or in connection with certain plans qualifying for favorable federal income tax treatment ("Qualified Contract"). The Contract, like all deferred annuity contracts, has two phases: the Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The Annuity Period begins when you begin receiving payments under one of the Annuity Payment Options described in the answer to Question No. 2. The amount of money accumulated under your Contract during the Accumulation Period will be used to determine the amount of your Annuity Payments during the Annuity Period.


You may allocate your premium payments to any combination of the allocation options under the Contract. However, over the life of your Contract, you are currently limited to allocating your premium payments to no more than 16 of the current or future Variable Sub-accounts. The Company may change this limitation in the future. The allocation options currently available are the 19 Variable Sub-accounts of the Separate Account, the two Interest Rate Guarantee Periods of the Capital Developer Accounts and if you have elected to participate in our dollar cost averaging program, the DCA Fixed Account. These allocation options may not be available in all states.


Each Variable Sub-account will invest in a single investment portfolio (a "Portfolio") of a mutual fund. Because the Separate Account Value will increase or decrease depending on the investment experience of the Variable Sub-accounts to which you allocate your premiums, you bear the entire investment risk with respect to amounts allocated to the Variable Sub-accounts. The investment policies and risks of each Portfolio are described in prospectuses for the Portfolios which accompany this Prospectus.

The Contract may be issued as a group contract in certain states. If you are covered under a group contract, you will be issued a certificate as evidence of your participation under the group contract. The description of the Contract in this Prospectus applies equally to a certificate under a group contract unless otherwise described.

2. What annuity options does
the Contract offer?

The Contract offers four Annuity Payment Options. You may choose a fixed annuity, a variable annuity, or a combination of both. The Annuity Payment Options include:

> Fixed payments for a specified period between five and thirty years
     (available as a fixed annuity only).

> Payments for life with optional guaranteed periods.

> Joint and last survivor life income payments.
> Payments based on terms agreed upon in writing by you and the Company.

You may change your Annuity Payment Option at any time before annuitization. You may select the Maturity Date of your Contract. The latest Maturity Date you may select for a Non-qualified Contract, however, is the later of the Annuitant's 85th birthday or 10 years from the Contract Date. If your Contract was issued in connection with a qualified plan, a different maximum Maturity Date may apply.

If you select Annuity Payments on a variable basis, the amount of our payments to you will be affected by the investment performance of the Variable Sub-accounts you have selected. A fixed annuity Payment Option provides for payments that will be set on the Maturity Date and will not change. If you select an Annuity Payment Option that is a combination of variable and fixed payments, you must specify the allocation of the Contract Value between the Fixed Payment Option and the Variable Payment Option. You may not change the Annuity Payment Option or the frequency of Annuity Payments after we begin making Annuity Payments to you.

3. How do I buy a Contract?


You can obtain a Contract application from your Company agent. We must receive a completed application and an initial premium payment of at least $2,000 before we will issue a Contract. A lower initial premium payment may apply to certain Qualified Contracts. You may pay for the initial premium payment in a single payment or by twelve equal systematic payments over the first 12 Contract months. Your subsequent premium payments must be at least $50. We will not issue a Contract to you if either you or the Annuitant is more than 90 years old. For certain types of Qualified Contracts you must be age 80 or younger before we will issue a Contract to you.


4. What are my investment choices
under the Contract?

You can allocate and reallocate your investment among the Variable
Sub-accounts. Each Variable Sub-account invests in a single Portfolio. Under the Contract, the Separate Account currently invests in the following
Portfolios:
--------------------------------------------------------------------------------
Jefferson Pilot Variable Fund, Inc.:
 International Equity Portfolio

 World Growth Stock Portfolio  Emerging Growth Portfolio
 Capital Growth Portfolio
 Small Company Portfolio
 Growth Portfolio
 S&P 500 Index Portfolio
 Value Portfolio*
 Balanced Portfolio
 High Yield Bond Portfolio
 Money Market Portfolio

--------------------------------------------------------------------------------
Variable Insurance Products Fund:
 VIP Growth Portfolio
 VIP Equity-Income Portfolio
--------------------------------------------------------------------------------

Variable Insurance Products Fund II:
 VIP II Contrafund[RegTM] Portfolio
--------------------------------------------------------------------------------
MFS[RegTM] Variable Insurance Trust(SM):

 Research Series
 Utilities Series
--------------------------------------------------------------------------------
Oppenheimer Variable Account Funds:
 Capital Appreciation Fund/VA
 Bond Fund/VA
 Strategic Bond Fund/VA
--------------------------------------------------------------------------------

*Prior to May 1, 2000, this Portfolio was known as the Growth & Income
Portfolio.


Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies which are described in the accompanying prospectuses for the Portfolios.

5. What is the Capital Developer Account?

We currently offer two different Interest Rate Guarantee Periods in the Capital Developer Account, lasting for one and seven years. Not all periods are available in all states. We will credit specified interest rates to the amounts you allocate to the Capital Developer Account. The amounts which you allocate to the Capital Developer Account may be subject to a Market Value Adjustment if you request a Surrender, Partial Withdrawal, transfer or annuitization 31 days or more prior to the end of the Interest Rate Guarantee Period. Because of this adjustment and for other reasons, the amount we pay you upon a Surrender or Partial Withdrawal or apply to a transfer or annuitization may be more or less than the Capital Developer Account Value at the time of the transaction. However, the Market Value Adjustment will never reduce the earnings on amounts allocated to the Capital Developer Account to less than three percent per year before any applicable Surrender Charges.

6. What are my expenses under the Contract?

Mortality and Expense Risk Charge. We deduct a daily charge equal to a percentage of the net assets in the Separate Account for the mortality and expense risks that we assume. The effective annual rate of this charge is 1.25% of the Separate Account Value. This charge does not apply to the Capital Developer Account or the DCA Fixed Account.


Administrative Expense Charge. We deduct a daily charge equal to a percentage of the net assets in each Variable Sub-account for administering the Separate Account. The effective annual rate of this charge is 0.15% of the daily value of net assets in each Variable Sub-account. We guarantee that we will not increase this charge. This charge does not apply to the Capital Developer Account or the DCA Fixed Account.

Annual Administrative Fee. We impose a fee each year for Contract maintenance and related administrative expenses. This fee is the lesser of $30 per Contract Year or 2% of Contract Value. We guarantee that we will not increase this fee. The fee will be deducted from the Contract Value on the last day of each Contract Year and upon Full Surrender of the Contract before a Contract Anniversary. We will not deduct the fee if 100% of the Contract Value is held in the Capital Developer Account. We will also not deduct the fee for a Contract Year if, on the last day of that Contract Year, the Contract Value is $30,000 or greater.


Transfer Charge. Although we currently are not charging a transfer fee, the Contract permits us to charge you a $10 fee for each transfer in excess of 15 during any Contract Year.


Surrender Charge. We will deduct a Surrender Charge from the amount of any Partial Withdrawal or Full Surrender during the first seven Contract Years to help defray sales expenses. The Surrender Charge in the first three Contract Years is 6% of the Contract Value withdrawn or surrendered and declines by one percentage point for each of the next four Contract Years. The Surrender Charge percentages are as follows:



               Percentage
 Year            Charge
 ----          ----------
   1              6%
   2              6%
   3              6%
   4              5%
   5              4%
   6              3%
   7              2%
   8              0%


We will also impose the Surrender Charge on the Maturity Date if it occurs during the first seven Contract Years and you choose an annuity option of less than five years. The Surrender Charge will not apply to certain distributions. (See "Surrender Charge")

Each year you are entitled to a Free Withdrawal Amount, equal to 10% of the Contract Value at the time of the Surrender or Partial Withdrawal, on which we will not deduct a Surrender Charge. We guarantee that the aggregate Surrender Charge will never exceed 8.5% of the total premium payments.


Premium Taxes. We may incur Premium Taxes relating to the Contract in certain states. Depending upon applicable state law, Premium Taxes may be assessed at the time premium payments are made or the time annuity payments begin. At our discretion, we may deduct Premium Taxes at the time a premium is paid, upon surrender of the Contract, at the time of a withdrawal, at the time a death benefit is paid or at the time annuity payments begin.


Fund Expenses. In addition to our charges under the Contract, each Portfolio deducts amounts from its assets to pay its investment advisory fees and other expenses.

7. How will my investment in the Contract be taxed?

You should consult a qualified tax adviser for personalized answers. If you are a natural person, generally, earnings under your Contract are not taxed until amounts are withdrawn or distributions are made (e.g., a Partial Withdrawal, Surrender or Annuity Payment). You may be deemed to have received a distribution and taxes may be due if you pledge or assign your Contract. Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions may be subject to withholding. In addition, a penalty tax may apply to certain distributions or deemed distributions under the Contract.

Special rules apply if the Contract is owned by a company or other legal entity. Generally, such an owner must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year.

8. Do I have access to my money?


At any time during the Accumulation Period, you may elect to receive all or a portion of your Contract's Surrender Value. The minimum Partial Withdrawal amount you may receive is $250 from a Variable Sub-account and $1,000 from the Capital Developer Account. After a Partial Withdrawal, the remaining Contract Value must be at least $2,000. See "Surrenders and Partial Withdrawals" for more information.

Although you have access to your money during the Accumulation Period, certain charges, such as the Surrender Charge, Annual Administrative Fee and state Premium Taxes, may be deducted on a Surrender or a Partial Withdrawal. You may also incur federal income tax liability or tax penalties. In addition, if you have allocated some of the value of your Contract to the Capital Developer Account, the amount of your surrender proceeds or withdrawal may be increased or decreased by a Market Value Adjustment.

You may elect to receive the Contract Value as of the Maturity Date, less any applicable Surrender Charge, in a lump sum payment.

9. What is the death benefit?


We will pay a death benefit while the Contract is in force and before the Maturity Date, if the Contract Owner dies, or if the Annuitant dies and the Contract Owner is not a natural person. To receive the death benefit payment, the Beneficiary must return the Contract, provide us with Due Proof of Death, and elect a Death Benefit Option. The Death Benefit will be at least equal to the Contract Value at the time of payment. No Surrender Charge, Market Value Adjustment or Annual Administrative Fee is imposed upon amounts paid as a Death Benefit.


10. May I transfer Contract Value among the Variable Sub-accounts and the Interest Rate Guarantee Periods?

During the Accumulation Period, you may transfer Contract Value among the allocation options subject to certain limitations. The minimum amount you may transfer from any Variable Sub-account is $250. The minimum amount you may transfer from the Capital Developer Account is $1,000. Transfers from the Capital Developer Account may be subject to a Market Value Adjustment. You may not transfer Contract Value into the DCA Fixed Account. Transfers out of the DCA Fixed Account are only allowed pursuant to the terms of your dollar cost averaging program.


During the Annuity Period, if you have chosen a Variable Annuity Payment Option, you may transfer Separate Account Value between the various Variable Sub-accounts. However, if you have chosen a Fixed Annuity Payment Option, transfers are not permitted.


11. Do I have any right to cancel my Contract?


You have a limited time period in which to return your Contract for cancellation and receive a refund as described in your Contract. This time period depends on the state in which your Contract is issued. In most states, it is 10 days after you receive it. If your Contract replaces another contract, you have 20 days in which to cancel your Contract. The amount of your refund will depend on the state in which your Contract was issued. In most states, we will pay you an amount equal to the Contract Value on the date we receive the Contract from you and we will not deduct any Surrender Charges or administrative charges that would otherwise apply. The Contract Value may be more or less than your premium payments. In some states, we are required to refund your premium payments less any Partial Withdrawals you may have already made from your Contract. Since state laws differ as to the time period you have to return your Contract and the amount of the refund you would be entitled to, you should refer to your Contract for specific information about your circumstances.


12. Who can I contact for more information?


If you have a question about procedures or your Contract, or if you have a request that is required to be made to us, you can write to us at the Variable Annuity Service Center, P.O. Box 515, Concord, New Hampshire 03302-0515. You may also send us a fax at 603-226-5123 or call us at 1-800-258-3648, Ext. 5394.
When contacting us you should include the Contract number, your name and the Annuitant's name. Please make sure you also sign the inquiry or request.


The foregoing summary is qualified in its entirety by the information in the remainder of this Prospectus, in the Statement of Additional Information, in the prospectus for each of the underlying Portfolios and in the Contract. You should refer to these documents for more detailed information. This Prospectus generally describes only the Contract and the Separate Account. Separate prospectuses attached hereto describe each Portfolio.

fee tables
--------------------------------------------------------------------------------
Contract Owner Transaction Expenses



 Sales Charge on Premium Payments ..................            none
 Maximum Surrender Charge
 (as a % of Contract Value Surrendered)(1) .........      6%
 Annual Administrative Fee .........................     The lesser of $30 per
                                                          Contract or 2% of
                                                           Contract Value
Transfer Fee .......................................   No Fee for First 15 each
                                                        year; $10 for each
                                                        additional transfer
                                                        (currently not assessed)
Separate Account Annual Expenses
 (as a percentage of average account value)
  Mortality and Expense Risk Charge ................   1.25%
  Administrative Expense Charge ....................   0.15%
                                                       -----
  Total Separate Account Annual Expenses ...........   1.40%


(1) The Surrender Charge is not applicable after the seventh Contract Year or to the first 10% of Contract Value withdrawn or surrendered during each Contract Year. (See "Free Surrender Amount.")


Fund Annual Expenses
(as a percentage of average net assets)




                                                                                                Total Fund
                                                         Management            Other              Annual
                                                            Fees              Expenses           Expenses
                                                       (After Expense      (After Expense     (After Expense
                                                      Reimbursements)     Reimbursements)     Reimbursements)
                                                      ---------------     ---------------     ---------------
JPVF International Equity Portfolio ..............          1.00%               0.25%              1.25%
JPVF World Growth Stock Portfolio ................          0.75%               0.13%              0.88%
JPVF Emerging Growth Portfolio ...................          0.80%               0.14%              0.94%
JPVF Capital Growth Portfolio ....................          1.00%               0.07%              1.07%
JPVF Small Company Portfolio .....................          0.75%               0.11%              0.86%
JPVF Growth Portfolio ............................          0.75%               0.21%              0.96%
JPVF S&P 500 Index Portfolio .....................          0.24%               0.04%              0.28%(1)
JPVF Value Portfolio .............................          0.75%               0.10%              0.85%
JPVF Balanced Portfolio ..........................          0.75%               0.15%              0.90%
JPVF High Yield Bond Portfolio ...................          0.75%               0.40%              1.15%
JPVF Money Market Portfolio ......................          0.50%               0.10%              0.60%
MFS Research Series ..............................          0.75%               0.11%              0.86%
MFS Utilities Series .............................          0.75%               0.19%              0.94%(2)
Oppenheimer Capital Appreciation Fund/VA .........          0.68%               0.02%              0.70%
Oppenheimer Bond Fund/VA .........................          0.72%               0.01%              0.73%
Oppenheimer Strategic Bond Fund/VA ...............          0.74%               0.04%              0.78%
VIP Equity-Income Portfolio ......................          0.48%               0.09%              0.56%(3)
VIP Growth Portfolio .............................          0.58%               0.08%              0.65%(3)
VIP II Contrafund[RegTM] Portfolio ...............          0.58%               0.09%              0.65%(3)



(1) Total Fund Annual Expenses for this Portfolio are based on estimated "Other Expenses" for the fiscal year ending December 31, 2000. The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, estimated total annual expenses are expected to be 0.35%.
(2) The MFS Utilities Series has an expense offset arrangement with the investment advisor. As a result of such arrangement the actual expense ratio for the MFS Utilities Series was 1.01%.
(3) The sub-accounts invest in the initial class shares of each of these Portfolios. FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. Without these arrangements, the total annual expenses presented in the table would have been 0.67% for VIP II Contrafund[RegTM] Portfolio, 0.66% for the VIP Growth Portfolio, and 0.57% for the VIP Equity-Income
    Portfolio.

Examples

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (and assuming the entire Contract Value is allocated to the applicable Variable Sub-account):

1. If you surrender the Allegiance Contract or if the Contract is annuitized for less than five years, you would pay the following expenses on a $1,000 investment assuming a 5% annual return on assets.



                                                      1 Year     3 Years     5 Years     10 Years
                                                      ------     -------     -------     --------
Variable Sub-accounts:
JPVF International Equity Portfolio ..............      $89        $153        $203        $380
JPVF World Growth Stock Portfolio ................      $85        $142        $184        $334
JPVF Emerging Growth Portfolio ...................      $86        $144        $187        $342
JPVF Capital Growth Portfolio ....................      $87        $147        $194        $358
JPVF Small Company Growth ........................      $85        $141        $183        $332
JPVF Growth Portfolio ............................      $86        $144        $188        $344
JPVF S&P 500 Index Portfolio .....................      $80        $124        $152        $256
JPVF Value Portfolio .............................      $85        $141        $182        $330
JPVF Balanced Portfolio ..........................      $86        $142        $185        $337
JPVF High Yield Bond Portfolio ...................      $88        $150        $198        $368
JPVF Money Market Portfolio ......................      $83        $134        $169        $298
MFS Research Series ..............................      $85        $141        $183        $332
MFS Utilities Series .............................      $87        $146        $191        $350
Oppenheimer Capital Appreciation Fund/VA .........      $84        $137        $174        $311
Oppenheimer Bond Fund/VA .........................      $84        $137        $176        $315
Oppenheimer Strategic Bond Fund/VA ...............      $84        $139        $179        $321
VIP Equity-Income Portfolio ......................      $82        $133        $167        $294
VIP Growth Portfolio .............................      $83        $135        $172        $306
VIP II Contrafund[RegTM] Portfolio ...............      $83        $136        $173        $307


2. If you annuitize for a period of five years or greater, or do not surrender the Allegiance Contract, you would pay the following expenses on a $1,000 investment assuming a 5% annual return on assets:



                                                      1 Year     3 Years     5 Years     10 Years
                                                      ------     -------     -------     --------
Variable Sub-accounts:
JPVF International Equity Portfolio ..............      $28        $89         $159        $380
JPVF World Growth Stock Portfolio ................      $24        $77         $138        $334
JPVF Emerging Growth Portfolio ...................      $24        $79         $142        $342
JPVF Capital Growth Portfolio ....................      $26        $83         $149        $358
JPVF Small Company Portfolio .....................      $24        $76         $137        $332
JPVF Growth Portfolio ............................      $25        $80         $143        $344
JPVF S&P 500 Index Portfolio .....................      $18        $58         $105        $256
JPVF Value Portfolio .............................      $24        $76         $137        $330
JPVF Balanced Portfolio ..........................      $24        $78         $139        $337
JPVF High Yield Bond Portfolio ...................      $27        $86         $153        $368
JPVF Money Market Portfolio ......................      $21        $68         $123        $298
MFS Research Series ..............................      $24        $76         $137        $332
MFS Utilities Series .............................      $25        $81         $146        $350
Oppenheimer Capital Appreciation Fund/VA .........      $22        $71         $128        $311
Oppenheimer Bond Fund/VA .........................      $22        $72         $130        $315
Oppenheimer Strategic Bond Fund/VA ...............      $23        $74         $133        $321
VIP Equity-Income Portfolio ......................      $21        $67         $121        $294
VIP Growth Portfolio .............................      $22        $70         $126        $306
VIP II Contrafund[RegTM] Portfolio ...............      $22        $70         $127        $307


We have included the above table and examples to assist you in understanding the costs and expenses that you will bear directly or indirectly by investing in the Separate Account. The table reflects expenses of the Separate Account as well as the Portfolios. For additional information you should read "Charges and Deductions" in the Prospectus and the section on expenses in the Prospectus for each underlying Portfolio. In addition to the expenses listed above, Premium Taxes may be applicable.

These examples reflect the Annual Administrative Fee as an annual charge of .01% of assets, based on an anticipated average Contract Value of $30,000.

The Examples should not be considered a representation of past or future expenses, and your actual expenses may be greater or lesser than those shown. Similarly, the annual rate of return of 5% assumed in the example is not an estimate or guarantee of future investment performance.


condensed financial information
--------------------------------------------------------------------------------
The following condensed financial information is derived from the financial statements of the Separate Account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

The following table sets forth certain information regarding the Variable Sub-accounts for a Contract since the commencement of business operations on February 28, 1996.

The Accumulation Unit values and the number of Accumulation Units outstanding for each Variable Sub-account for each of the periods indicated are as follows



                                              1999           1998           1997           1996
-------------------------------------------------------------------------------------------------
JPVF International Equity Sub-account*
Accumulation unit value
o Beginning of period                      $   12.970     $  11.371         N/A            N/A
o End of period                            $   16.953     $  12.970         N/A            N/A
Number of accumulation units
o End of period                               291,468       144,191         N/A            N/A
-------------------------------------------------------------------------------------------------
JPVF World Growth Stock Sub-account**
Accumulation unit value
o Beginning of period                      $   11.335     $  11.179      $  10.985      $  10.000
o End of period                            $   13.510     $  11.335      $  11.179      $  10.985
Number of accumulation units
o End of period                               380,523       263.838        123,760        101,024
-------------------------------------------------------------------------------------------------
JPVF Emerging Growth Sub-account**
Accumulation unit value
o Beginning of period                      $   16.345     $  12,469      $  10.344      $  10.000
o End of period                            $   28.451     $  16.345      $  12.469      $  10.344
Number of accumulation units
o End of period                               642,670       391,328        132,456         88,358
-------------------------------------------------------------------------------------------------
JPVF Capital Growth Sub-account**
Accumulation unit value
o Beginning of period                      $   19.844     $  14.527      $  11.844      $  10.000
o End of period                            $   28.309     $  19.844      $  14.527      $  11.844
Number of accumulation units
o End of period                             1,444,462       684,717        142,456         53,999
-------------------------------------------------------------------------------------------------
JPVF Small Company Sub-account*
Accumulation unit value
o Beginning of period                      $    8.588     $  10.000         N/A            N/A
o End of period                            $    9.692     $   8.588         N/A            N/A
Number of accumulation units
o End of period                               201,169       155,050         N/A            N/A
-------------------------------------------------------------------------------------------------
JPVF Growth Sub-account*
Accumulation unit value
o Beginning of period                      $   18.879     $  14.655         N/A            N/A
o End of period                            $   33.581     $  18.879         N/A            N/A
Number of accumulation units
o End of period                               152,294        37,158         N/A            N/A
-------------------------------------------------------------------------------------------------

                                                           1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------
JPVF S&P 500 Index Sub-account***
Accumulation unit value
o Beginning of period                                   $   12.926     $   10.000        N/A            N/A
o End of period                                         $   15.362     $   12.926        N/A            N/A
Number of accumulation units
o End of period                                          1,788,963        736,865        N/A            N/A
--------------------------------------------------------------------------------------------------------------
JPVF Value Sub-account**
Accumulation unit value
o Beginning of period                                   $   13.864     $   12.477     $    9.975     $  10.000
o End of period                                         $   14.459     $   13.864     $   12.477     $   9.975
Number of accumulation units
o End of period                                            660,144        466,744        105,759        40,125
--------------------------------------------------------------------------------------------------------------
JPVF Balanced Sub-account**
Accumulation unit value
o Beginning of period                                   $   14.990     $   12.910     $   10.801     $  10.000
o End of period                                         $   18.073     $   14.990     $   12.910     $  10.801
Number of accumulation units
o End of period                                            581,925        382,872        104,886        27,907
--------------------------------------------------------------------------------------------------------------
JPVF High Yield Bond Sub-account*
Accumulation unit value
o Beginning of period                                   $   11.695     $   11.909        N/A            N/A
o End of period                                         $   12.085     $   11.695        N/A            N/A
Number of accumulation units
o End of period                                            191,983        125,160        N/A            N/A
--------------------------------------------------------------------------------------------------------------
JPVF Money Market Sub-account**
Accumulation unit value
o Beginning of period                                   $    1.099     $    1.062     $    1.027     $   1.000
o End of period                                         $    1.133     $    1.099     $    1.062     $   1.027
Number of accumulation units
o End of period                                          9,740,414      8,842,988      1,052,017       480,732
--------------------------------------------------------------------------------------------------------------
MFS Research Series Sub-account*
Accumulation unit value
o Beginning of period                                   $   11.896     $   10.000        N/A            N/A
o End of period                                         $   14.553     $   11.896        N/A            N/A
Number of accumulation units
o End of period                                            417,781        230,004        N/A            N/A
--------------------------------------------------------------------------------------------------------------
MFS Utilities Series Sub-account*
Accumulation unit value
o Beginning of period                                   $   11.672     $   10.000        N/A            N/A
o End of period                                         $   15.057     $   11.672        N/A            N/A
Number of accumulation units
o End of period                                            635,836        324,448        N/A            N/A
--------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation/VA Sub-account****
Accumulation unit value
o Beginning of period                                   $   10.000        N/A            N/A            N/A
o End of period                                         $   12.654         NA            N/A            N/A
Number of accumulation units
o End of period                                            159,326        N/A            N/A            N/A
--------------------------------------------------------------------------------------------------------------
Oppenheimer Bond/VA Sub-account**
Accumulation unit value
o Beginning of period                                   $   11.449     $   10.915     $   10.223     $  10.000
o End of period                                         $   11.168     $   11.449     $   10.915     $  10.223
Number of accumulation units
o End of period                                            549,107        336,679        151,322        10,568
--------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond/VA Sub-account*
Accumulation unit value
o Beginning of period                                   $    9.989     $   10.000        N/A            N/A
o End of period                                         $   10.130     $    9.989        N/A            N/A
Number of accumulation units
o End of period                                            206,127        134,573        N/A            N/A
--------------------------------------------------------------------------------------------------------------

                                              1999           1998        1997     1996
--------------------------------------------------------------------------------------
VIP Equity-Income Sub-account*
Accumulation unit value
o Beginning of period                     $ 11.296       $ 10.000        N/A      N/A
o End of period                           $ 11.845       $ 11.296        N/A      N/A
Number of accumulation units
o End of period                            759,940        425,663        N/A      N/A
--------------------------------------------------------------------------------------
VIP II Contrafund[RegTM] Sub-account*
Accumulation unit value
o Beginning of period                     $ 12.355       $ 10.000        N/A      N/A
o End of period                           $ 15.140       $ 12.355        N/A      N/A
Number of accumulation units
o End of period                            774,323        254,379        N/A      N/A
--------------------------------------------------------------------------------------
VIP Growth Sub-account*
Accumulation unit value
o Beginning of period                     $ 13.095       $ 10.000        N/A      N/A
o End of period                           $ 17.748       $ 13.095        N/A      N/A
Number of accumulation units
o End of period                            990,213        335,670        N/A      N/A
--------------------------------------------------------------------------------------



   * These Sub-accounts were added to the Contract as of January 1, 1998.

  ** On December 5, 1997, the Company substituted shares of various Portfolios of the Jefferson Pilot Variable Fund, Inc. and the Oppenheimer Bond Fund/VA for the then existing shares of the Alexander Hamilton Variable Insurance Trust ("AHVIT") and the Federated Prime Money Fund II. The above numbers reflect the performance of the AHVIT and the Federated Prime Money Fund II for the period prior to the date of the substitution and reflect the performance of the Jefferson Pilot Variable Fund, Inc. and the Oppenheimer Bond Fund/VA for the period after the date of the substitution. In the substitution, the Oppenheimer Bond Fund/VA was substituted for two of the AHVIT Funds and the pre-substitution performance numbers for the Oppenheimer Bond Sub-Account reflect the performance of only one of such AHVIT Funds

 *** This Sub-account was added to the Contract as of January 1, 1998. On May 1,
     2000, the Company substituted shares of the JPVF S&P 500 Index Portfolio for shares of the VIP II Index 500 Portfolio. The above numbers reflect the performance of the VIP II Index 500 Portfolio prior to the date of the substitution.

**** This sub-account was added to the Contract as of May 1, 1999.



allocation options
--------------------------------------------------------------------------------


You may allocate your premium payments to the 19 Variable Sub-accounts of the Separate Account, to the two Interest Rate Guarantee Periods of the Capital Developer Account, or to a combination of these Investment Options. If you participate in our dollar cost averaging program, you may also allocate your premium payments to the DCA Fixed Account. These allocation options may not be available in all states. However, over the life of your Contract, you are currently limited to allocating your premium payments to no more than 16 of the Variable Sub-accounts in existence now or in the future. The Company reserves the right to modify this limitation in the future. There is no guaranteed or minimum Surrender Value for any premium payments or amounts allocated to any Variable Sub-account.


Separate Account Investments


The Separate Account currently is divided into 19 Variable Sub-accounts. We reserve the right to add or remove Variable Sub-accounts. Each Variable Sub-account reflects the investment performance of a specific underlying Portfolio. Currently, eleven Variable Sub-accounts invest in shares of the Jefferson Pilot Funds, two Variable Sub-accounts invest in shares of the Variable Insurance Products Fund (VIP), one Variable Sub-account invests in shares of the Variable Insurance Products Fund II (VIP II), two Variable Sub-accounts invest in shares of the MFS Funds and three Variable Sub-accounts invest in shares of the Oppenheimer Funds. JPVF, the VIP Funds, MFS Variable Insurance Trust and Oppenheimer Variable Account Funds are open-end management investment companies and, with the exception of the MFS Utilities Fund and JPVF International Equity Portfolio, all of the Portfolios available under the Contracts are diversified. Each Portfolio is managed by a registered investment adviser.

The investment adviser for JPVF is Jefferson Pilot Investment Advisory Corporation. Jefferson Pilot Investment Advisory Corporation has contracted with eight unaffiliated companies to act as sub-investment managers to the Jefferson Pilot Funds. These sub-investment managers are shown in the table below.



The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. to provide sub-advisory services to the Contrafund Portfolio.



The investment adviser for the MFS Variable Insurance Trust is Massachusetts Financial Services Company ("MFS").


The investment adviser for the Oppenheimer Variable Account Funds is OppenheimerFunds, Inc.


The investment objective of each Portfolio is as follows:




-----------------------------------------------------------------------------------------------------------
                                                   EQUITY PORTFOLIO CHOICES
-----------------------------------------------------------------------------------------------------------
    PORTFOLIO NAME                                         OBJECTIVE
-----------------------------------------------------------------------------------------------------------
 JPVF                   Long-term growth of capital through investments in securities whose primary
 International          trading markets are outside the United States.
 Equity Portfolio
-----------------------------------------------------------------------------------------------------------
 JPVF                   Long-term capital growth through a policy of investing primarily in stocks of
 World Growth           companies organized in the U.S. or in any foreign nation. A portion of the
 Stock Portfolio        Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.
-----------------------------------------------------------------------------------------------------------
 JPVF                   Long-term growth of capital. Dividend and interest income from portfolio
 Emerging Growth        securities, if any, is incidental to the Portfolio's investment objective of long
 Portfolio              term growth.
-----------------------------------------------------------------------------------------------------------
 JPVF                   Seeks capital growth. Realization of income is not a significant investment
 Capital Growth         consideration and any income realized will be incidental.
 Portfolio
-----------------------------------------------------------------------------------------------------------
 JPVF                   Seeks growth of capital. The Portfolio pursues its objective by investing
 Small Company          primarily in a diversified portfolio of equity securities issued by small
 Portfolio              companies.
-----------------------------------------------------------------------------------------------------------
 JPVF                   Capital growth by investing primarily in equity securities that the Sub-
 Growth                 Investment Manager believes have above-average growth prospects.
 Portfolio
-----------------------------------------------------------------------------------------------------------
 JPVF                   Seeks to approximate as closely as practicable, before fees and expenses, the
 S&P 500                total rate of return of the common stocks publicly traded in the United States,
 Index Portfolio        as represented by the S&P 500.
-----------------------------------------------------------------------------------------------------------
 JPVF Value             Long-term growth of capital by investing primarily in a wide range of equity
 Portfolio              issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income.
-----------------------------------------------------------------------------------------------------------
 MFS Research           Seeks to provide long-term growth of capital and future income.
-----------------------------------------------------------------------------------------------------------
 MFS Utilities          Seeks capital growth and current income (income above that available from a portfolio invested entirely in equities securities).
-----------------------------------------------------------------------------------------------------------
 Oppenheimer Capital    Seeks to achieve capital appreciation by investing in securities of well-known
 Appreciation Fund/VA   established companies.
-----------------------------------------------------------------------------------------------------------
 VIP Equity-Income      Seeks reasonable income by investing primarily in income-producing equity
 Portfolio              securities. In choosing these securities the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standards & Poor's Composite
                        Index of 500 Stocks (S&P 500).
-----------------------------------------------------------------------------------------------------------


-------------------------------------------------
           EQUITY PORTFOLIO CHOICES
-------------------------------------------------
     PORTFOLIO NAME              MANAGER
-------------------------------------------------
 JPVF                   Lombard Odier
 International          International Portfolio
 Equity Portfolio       Management Limited
-------------------------------------------------
 JPVF                   Templeton Global
 World Growth           Advisors, Limited
 Stock Portfolio
-------------------------------------------------
 JPVF                   MFS
 Emerging Growth
 Portfolio
-------------------------------------------------
 JPVF                   Janus Capital
 Capital Growth         Corporation
 Portfolio
-------------------------------------------------
 JPVF                   Lord, Abbett &
 Small Company          Company
 Portfolio
-------------------------------------------------
 JPVF                   Strong Capital
 Growth                 Management, Inc.
 Portfolio
-------------------------------------------------
 JPVF                   Barclays Global Fund
 S&P 500                Advisors
 Index Portfolio
-------------------------------------------------
 JPVF Value             Credit Suisse Asset
 Portfolio              Management, LLC.
-------------------------------------------------
 MFS Research           MFS
-------------------------------------------------
 MFS Utilities          MFS
-------------------------------------------------
 Oppenheimer Capital    OppenheimerFunds,
 Appreciation Fund/VA   Inc.
-------------------------------------------------
 VIP Equity-Income      FMR
 Portfolio
-------------------------------------------------

------------------------------------------------------------------------------
                                      EQUITY PORTFOLIO CHOICES
------------------------------------------------------------------------------
VIP Growth Portfolio          Seeks to achieve capital appreciation.     FMR
------------------------------------------------------------------------------
VIP II Contrafund[RegTM]      Seeks long-term capital appreciation.      FMR
Portfolio
------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                     EQUITY AND FIXED-INCOME PORTFOLIO CHOICES
-----------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                                      OBJECTIVE                                        MANAGER
-----------------------------------------------------------------------------------------------------------------
 JPVF Balanced     Reasonable current income and long-term capital growth, consistent with        Janus Capital
 Portfolio         conservation of capital, by investing primarily in common stocks and fixed     Corporation
                   income securities.
-----------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
                                              FIXED INCOME PORTFOLIO CHOICES
-------------------------------------------------------------------------------------------------------------------------------
  PORTFOLIO NAME                                         OBJECTIVE                                             MANAGER
-------------------------------------------------------------------------------------------------------------------------------
 JPVF High          High level of current income by investing primarily in corporate obligations         MFS
 Yield Bond         with emphasis on higher yielding, higher risk, lower-rated or unrated securities.
 Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 JPVF Money         Seeks to achieve as high a level of current income as is consistent with             MFS
 Market             preservation of capital and liquidity.
 Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Oppenheimer        Seeks a high level of current income. As a secondary objective, seeks capital        OppenheimerFunds Inc.
 Bond Fund/VA       growth when consistent with its primary objective.
-------------------------------------------------------------------------------------------------------------------------------
 Oppenheimer        Seeks a high level of current income principally derived from interest on debt       OppenheimerFunds Inc.
 Strategic Bond     securities and to enhance such income by writing covered call options on debt
 Fund/VA            securities.
-------------------------------------------------------------------------------------------------------------------------------


An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

                                     * * *


We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Variable Sub-accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-accounts invest. You bear the investment risk that those Portfolios will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Variable Sub-accounts of the Separate Account. With regard to the JPVF High Yield Bond Portfolio and other Portfolios investing in higher yielding, higher risk, lower-rated or unrated securities, you should consult the appropriate section of the corresponding prospectus for a description of the risks associated with such investments.


On December 5, 1997, the Company and the Separate Account, pursuant to an Order issued by the Securities and Exchange Commission, substituted shares of the various investment portfolios of the Jefferson Pilot Funds and of the Oppenheimer Bond Fund/VA of Oppenheimer Variable Account Funds for shares of various investment funds of the Alexander Hamilton Variable Insurance Trust and the Federated Prime Money Fund II of Federated Insurance Series. On May 1, 2000, the Company and the Separate Account, pursuant to an Order issued by the Securities and Exchange Commission, substituted shares of the JPVF S&P 500 Index Portfolio for shares of the VIP II Index 500 Portfolio.


Mixed and Shared Funding: Conflicts of Interest


Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Contract described in the Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such policyowners or contract owners may differ. Although neither the Company nor the Portfolios currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, each Portfolio's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices.


The Capital Developer Account


Premium payments allocated to the Capital Developer Account and transfers to the Capital Developer Account are not part of the Separate Account. Rather, the Capital Developer Account is guaranteed by the general account of the Company, which supports insurance and annuity obligations. Interests in the Capital Developer Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933 and the Capital Developer Account has not been registered as an investment company under the Investment Company Act of 1940. However, disclosures regarding the Capital Developer Account may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Disclosure in this Prospectus relating to the Capital Developer Account has not been reviewed by the SEC.

Within the Capital Developer Account, we offer two Interest Rate Guarantee Periods, lasting for one and seven years. We will credit interest at a specified Guaranteed Interest Rate on premium payments you allocate and amounts you transfer to the Capital Developer Account. Amounts you allocate to the Capital Developer Account may be subject to a Market Value Adjustment upon a Surrender, Partial Withdrawal, transfer or annuitization requested more than 30 days prior to the end of the Interest Rate Guarantee Period. The Market Value Adjustment will never reduce the return on amounts allocated to the Capital Developer Account to less than 3% per year before any applicable Surrender Charge. Because of this adjustment and for other reasons, the amount you receive upon Partial Withdrawal or Surrender or the amount applied to a transfer or annuitization may be more or less than the Capital Developer Account Value at the time of the transaction.

You may elect to have your premium payments allocated to the Interest Rate Guarantee Periods at any time. In addition, you may transfer all or part of the Separate Account Value to one or more of the Interest Rate Guarantee Periods prior to the Maturity Date.


Contract Value in the Interest Rate Guarantee Periods will not share in the investment performance of our general account or any portion thereof. Instead, we will pay a specified rate of interest, the Guaranteed Interest Rate, for each Interest Rate Guarantee Period. The interest rate credited to each Interest Rate Guarantee Period will vary in our sole discretion, but it will never be less than 3% annually. There is no specific formula for the determination of the Guaranteed Interest Rate. Some of the factors that we may consider in determining the Guaranteed Interest Rate are: general economic trends; rates of return currently available and anticipated on our investments; expected investment yields; regulatory and tax requirements; and competitive factors. We reset this rate periodically. We currently reset the rate bi-weekly, but in the future the rate may be reset more or less frequently. Due to the Market Value Adjustment and Surrender Charge, you assume the risk that the Surrender Value of amounts allocated to the Capital Developer Account (or the proceeds of a transfer or amount annuitized) will be less than the Capital Developer Account Value.

We will invest the assets that support the Capital Developer Account in those assets chosen by us and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

Market Value Adjustment

The proceeds of a Partial Withdrawal, Full Surrender, or transfer made from an Interest Rate Guarantee Period of the Capital Developer Account 31 days or more prior to the end of the Interest Rate

Guarantee Period will be increased or decreased by the application of the Market Value Adjustment. Where applicable, the Market Value Adjustment is applied to the Capital Developer Account Value. No Market Value Adjustment is applied to any Partial Withdrawal, Surrender or transfer from an Interest Rate Guarantee Period made during the last 30 days of the Interest Rate Guarantee Period.


The Market Value Adjustment will reflect the relationship between (a) the Treasury Rate for the period, the term to maturity of which most closely approximates the duration remaining in the Interest Rate Guarantee Period from which the Partial Withdrawal, Surrender, or transfer is made, and (b) the Guaranteed Interest Rate applicable to the Interest Rate Guarantee Period from which the Partial Withdrawal, Surrender, or transfer is made at the time of the transaction.

Generally, if your Guaranteed Interest Rate does not exceed the applicable Treasury Rate by at least 0.4%, then the application of the Market Value Adjustment will reduce the proceeds of a Partial Withdrawal, Surrender or transfer. Similarly, if your Guaranteed Interest Rate exceeds the applicable Treasury Rate by more than 0.4%, the application of the Market Value Adjustment will increase the proceeds of a Partial Withdrawal, Surrender, or transfer.

For example, assume that a Contract Owner selects an initial Interest Rate Guarantee Period of seven years and the Guaranteed Interest Rate for that duration is 8% per annum, and, at the end of four years, the Contract Owner makes a Partial Withdrawal. If the three year Treasury Rate is then 6%, the Market Value Adjustment will be positive and will increase the proceeds. On the other hand, if the Treasury Rate is higher than the Guaranteed Interest Rate, for example 10%, the application of the Market Value Adjustment will cause a decrease in the amount payable.


The formula for calculating the Market Value Adjustment is set forth in Appendix II to this Prospectus, which contains illustrations of the application of the Market Value Adjustment.


The Market Value Adjustment will never reduce the return on amounts allocated to the Capital Developer Account below three percent per year.

Dollar Cost Averaging Fixed Account Option


You may also allocate premium payments to the Dollar Cost Averaging Fixed Account ("DCA Fixed Account"). The DCA Fixed Account is part of our general account. We will credit interest to premium payments allocated to this option for up to one year at the current rate that we declare when you make the allocation. The effective annual rate will never be less than 3%. You may not transfer funds to this option from the Variable Sub-accounts or the Capital Developer Account.


the allegiance variable annuity contract
--------------------------------------------------------------------------------

The Allegiance Variable Annuity Contract (the "Contract") is an individual Flexible Premium Deferred Variable Annuity Contract. You may purchase the Contract on a non-qualified basis ("Non-qualified Contract"). You may also purchase the Contract in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Contract"). The Contract is designed to aid you in long-term financial planning.

Contract Application and Issuance of Contracts


Before we will issue a Contract, we must receive a completed application and an initial premium payment of at least $2,000 (although a lower minimum may apply to certain Qualified Contracts). You may pay the initial premium payment in a single payment or in twelve equal systematic payments over the first 12 Contract Months. The systematic payments must be made via automatic debits or automated clearing house transfers from your checking or savings account. We reserve the right to reject any application or premium payment. For a Non-qualified Contract, you (or the Annuitant, if you are not the Annuitant) must be age 90 or younger. You must be age 80 or younger for certain types of Qualified Contracts. The Contract is not available in all states.

If you properly complete the application and it can be accepted in the form received, your initial Net Premium Payment will be credited to the Contract Value within 2 business days after the later of our receipt of the application or our receipt of the initial premium payment at our Variable Annuity Service Center. If we cannot credit the initial Net Premium Payment to the Separate Account because the application or other issuing requirements are incomplete, we will contact you within 5 business days and give an explanation for the delay. We will return the initial premium payment to you at that time unless you permit us to keep the initial premium payment and credit it as soon as the necessary requirements are fulfilled. In that event, we will credit the initial Net Premium Payment to the Contract Value within 2 business days of the application's completion.

Your Contract will become effective on the date we credit the initial Net Premium Payment to the Contract Value.


Free Look Period. You have a limited time period in which to return your Contract for cancellation and receive a refund as described in your Contract. This time period depends on the state in which your Contract is issued. In most states, it is 10 days after you receive it. In most states if your Contract replaces another contract, you have 20 days in which to cancel your Contract.

In order to cancel the Contract you must deliver or mail a written notice to our Variable Annuity Service Center, or to your registered representative from whom you purchased the Contract, and return the Contract. Such cancellation will be effective upon being postmarked, properly addressed and postage paid. The Contract will then be void as if it had never been issued.


The amount of your refund will depend on the state in which your Contract was issued. In most states we will pay you an amount equal to the Contract Value on the date we receive the Contract from you. We will not deduct any Surrender Charges or administrative charges that would otherwise apply. The Contract Value at that time may be more or less than your premium payments. In some states we are required to refund your premium payments less any Partial Withdrawals you may have already made from your Contract. If your Contract is issued in one of the states where we are required to refund your premium payments, the amount of your refund may be more or less than your Contract Value at that time.


Premium Payments


You should make all premium payments, checks, or electronic fund transfers payable to Alexander Hamilton Life Insurance Company of America and they should be sent to our Variable Annuity Service Center. We will provide you a receipt upon request. We will provide you with a confirmation of each transaction. Your premium payments may be made directly on a flexible basis, through the systematic investment program on a monthly or quarterly basis, or through a group billing or payroll deduction arrangement on a periodic basis.


Initial Premium Payment. The minimum initial premium payment is currently $2,000 (although a lower minimum may apply to certain Qualified Contracts). However, the minimum initial premium can be made in 12 equal monthly payments when you have elected the systematic investment program for additional premiums to be automatically withdrawn monthly from your bank account or when you are part of a periodic group billing or payroll deduction arrangement. We reserve the right to increase or decrease this amount for Contracts issued after some future date. The initial premium payment is the only premium payment required to be paid under a Contract. The maximum initial premium payment that we currently accept without our prior approval is $1,000,000.


Additional Premium Payments. Prior to the Maturity Date and before a Death Benefit has become payable, you may make additional premium payments at any interval. The minimum additional premium payment under the Contract is $50. We reserve the right to limit the dollar amount of any additional premium payments. Total premium payments under the Contract may not exceed $1,000,000 without our prior approval. Additional premium payments will be credited to Contract Value as of the Valuation Period during which they are received at our Annuity Service Center.


Allocation of Premium Payments. Premium payments will be allocated among the Variable Sub-accounts as specified by you in the application. If you fail to specify how premium payments are to be allocated, the application cannot be accepted. You must allocate premium payments to one or more Variable Sub-accounts of the Separate Account, to one or more Interest Rate Guarantee Periods, to the DCA Fixed Account or some combination thereof in whole percentages (totaling 100%). Any allocation to a Variable Sub-account must be at least $50 and in increments of 5% of a premium payment. Any allocation to an Interest Rate Guarantee Period of the Capital Developer Account must be at least $1,000. Any allocation to the DCA Fixed Account must be at least $5,000. Premium payments allocated to an Interest Rate Guarantee Period will be credited with interest from the day after they are received.

The allocation specified in the application will continue to be used for additional premium payments unless you request a change of allocation. If you allocated some or all of your initial premium payment to the DCA Fixed Account, any subsequent premium payments will be allocated according to the future premium allocation instructions indicated on your Additional Features Form, if any. If instructions for future premium allocations were not indicated on this Form, that portion of the premium that would have been allocated to the DCA Fixed Account will instead be allocated into the allocation options indicated in the dollar cost averaging section of your completed Additional Features Form and the remaining portion of your subsequent premiums will be allocated according to the instructions in your application. You may change the allocation instructions for Net Premium Payments any time before the Maturity Date by sending a Request to our Variable Annuity Service Center. You must specify your new allocation choices. The allocation change will apply to premium payments received with or after the Request.


Payment Not Honored by Bank. Any payment due under the Contract which is derived, all or in part, from any amount paid to us by check or draft may be postponed until such time as we determine that such instrument has been honored.

Contract Value


On the Contract Date, your Contract Value equals your initial Net Premium Payment. Thereafter, on any day on or before your Maturity Date, your Contract Value equals the sum of the Separate Account Value, the Capital Developer Account Value and the DCA Fixed Account Value. Your Contract Value will increase by (1) any additional premium payments we receive; (2) any increases in the Contract Value due to investment results of the Variable Sub-accounts you have selected; (3) interest credited to the Capital Developer Account and the DCA Fixed Account; and (4) any positive Market Value Adjustments. Your Contract Value will decrease by (1) any Partial Withdrawals or Full Surrenders, including applicable charges; (2) any decreases in your Contract Value due to investment results of the Variable Sub-accounts you have selected; (3) the Mortality and Expense Risk Charge, the Administrative Expense Charge, any applicable Transfer Charge, and, on the last day of any Contract Year, the Annual Administrative Fee; (4) any negative Market Value Adjustment; and (5) taxes, when applicable. We will inform you of your Contract Value upon request.



Your Contract Value is expected to change from Valuation Period to Valuation Period. A Valuation Period is the period between successive Valuation Days. A Valuation Day is any day that the New York Stock Exchange is open for trading. Holidays are generally not Valuation Days.


Separate Account Accumulation Unit Value. When you allocate a Net Premium Payment or transfer an amount to a Variable Sub-account, it is credited to the Separate Account Value in the form of Accumulation Units. Each Variable Sub-account has a distinct Accumulation Unit value. The number of units credited is determined by dividing the portion of the Net Premium Payment or amount transferred by the dollar value of one Accumulation Unit of the Variable Sub-account as of the end of the Valuation Period during which the allocation or transfer is made. When amounts are transferred out of, or withdrawn or surrendered from, a Variable Sub-account, Accumulation Units are cancelled or redeemed in a similar manner.



We will determine the Separate Account Value on every Valuation Day. For each Variable Sub-account, the Accumulation Unit value for a given Valuation Period is based on the net asset value of a share of the corresponding Portfolio. Therefore, the Accumulation Units will fluctuate in value from day to day based on the investment experience of the corresponding Portfolio and the Separate Account Value will increase or decrease to reflect the investment performance of the corresponding Portfolio. The Separate Account Value also reflects expenses borne by the Portfolio and the deduction of certain charges. The determination of Variable Sub-account Accumulation Unit values is described in detail in the Statement of Additional Information.


Minimum Contract Value. A minimum Contract Value of $2,000 for Non-qualified Contracts must be maintained during the Accumulation Period. If you fail to maintain the minimum Contract Value and no premium payments have been made in the past two years, then we may cancel the Contract and return the Contract Value less any applicable fees to you in one lump sum. We will send a 90 day notice to the most current address you have given us before we cancel your contract. If you make sufficient premium payments to restore the Contract Value to at least the minimum Contract Value within 90 days of the date of notice, the Contract will not be cancelled.

Transfers

You can transfer Contract Value to or from Interest Rate Guarantee Periods of the Capital Developer Account and/or any Variable Sub-account of the Separate Account, within certain limits, as described below. We do not permit transfers into the DCA Fixed Account. We reserve the right to restrict the transfer privilege in any way. We must receive your transfer request at our Variable Annuity Service Center before a transfer will be effected.

We only make transfers on days when we and the New York Stock Exchange are open for business. If we receive your request on one of those days, we will make the transfer that day. Otherwise, we will make the transfer on the first subsequent day on which we and the New York Stock Exchange are open.


Transfers during the Accumulation Period are subject to the following provisions:

> There is no limit to the number of transfers that can be made. No fee is imposed on the first 15 transfers in each Contract Year during the Accumulation Period, but a fee equal to $10 may be imposed for each transfer in excess of 15 during any Contract Year. Although we reserve the right to impose the $10 fee, we currently have no plans to do so. We will provide at least 30 days notice of our intention to impose such a fee.
> Transfers from an Interest Rate Guarantee Period that are made within 30 days of the end of the Interest Rate Guarantee Period are not subject to a Market Value Adjustment. All other transfers from Interest Rate Guarantee Periods are subject to a Market Value Adjustment.
> If, after a transfer, the remaining Separate Account Value in the Variable
  Sub-account from which the transfer was made would be less than $250, we may include that remaining Separate Account Value as part of the transfer.

> The minimum amount you may transfer among the Variable Sub-accounts is $250 or the entire Separate Account Value remaining in the Investment Option. The minimum amount that may be transferred to or from an Interest Rate Guarantee Period of the Capital Developer Account is $1,000.


During the Annuity Period, under any Variable Annuity Option, you (whether you are the Annuitant or not) may transfer Separate Account Value among Variable Sub-accounts, subject to the following provisions:


> There is no limit to the number of transfers that can be made. No fee is imposed on the first 15 transfers in each Contract Year during the Annuity Period, but there may be a charge of $10 for each transfer in excess of 15 during any Contract Year. We reserve the right to charge the fee, however, we currently have no plans to do so. We will provide at least 30 days notice of our intention to impose such fee.
> If, after a transfer, the remaining Separate Account Value in the Variable
  Sub-account from which the transfer was made is less than $250, we may include that remaining Separate Account Value as part of the transfer.
> The minimum amount you may transfer from a Variable Sub-account is $250 or the entire Separate Account Value remaining in the Variable Sub-account.


Transfers between Variable Sub-accounts during the Annuity Period will be processed based on the formula outlined in the Statement of Additional Information (see "Annuity Period Transfer Formulas").


No transfers of amounts applied to a Fixed Annuity Option are permitted.



Telephone Transfers and Reallocations. You, your authorized representative or a member of your representative's administrative staff may request transfers by telephone of Contract Value or reallocation of premium payments (including allocation changes pursuant to existing Dollar Cost Averaging and Automatic Rebalancing programs), provided we have received the appropriate authorization form. You will be asked to provide us with personal identification information at the time of such request for verification purposes. Although we have procedures that are reasonably designed to reduce the risk of unauthorized telephone transfers or allocation changes, there still exists some risk. Neither the Company, Jefferson Pilot Variable Corporation, nor any of their affiliates are liable for any loss resulting from unauthorized telephone transfers or allocation changes if the procedures have been followed, and you bear the risk of loss in such situation.


Dollar Cost Averaging

Under the Dollar Cost Averaging program, you can instruct us to automatically transfer a specified dollar amount from any Variable Sub-account or the DCA Fixed Account to the Variable Sub-accounts. The program is not available in connection with the One Year or Seven Year Interest Rate Guarantee Periods of the Capital Developer Account. The automatic transfers can occur monthly or quarterly, and the amount transferred each time must be at least $50. At the time the program begins, your Contract must have a minimum value of $5,000.

Dollar Cost Averaging, an investment method which provides for regular, level investments over time, results in the purchase of more Accumulation Units when the Accumulation Unit Value is low, and fewer Accumulation Units when the Accumulation Unit Value is high. However, there is no guarantee that the Dollar Cost Averaging program will result in a higher Contract Value, protect against loss, or otherwise be successful.


Transfers from the DCA Fixed Account will take place over a 12 month period. We may in the future offer different periods for dollar cost averaging amounts from the DCA Fixed Account. We will only accept new premium payments into the DCA Fixed Account. Amounts may not be transferred into the DCA Fixed Account from the Variable Sub-accounts or the Capital Developer Account. Once we commence the transfers from the DCA Fixed Account into the Variable Sub-accounts you have selected, you may not make any additional premium payments into the DCA Fixed Account.

If your Contract was issued in a state where we are required to return your premium payments if you cancel your Contract during the free look period, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the free look period. If the premium payments that are to be used for your dollar cost averaging program will be sent to us at different times, we will hold the funds in the JPVF Money Market Sub-account until we have received all of the payments, at which time we will set your interest rate and begin the dollar cost averaging transfers. If you discontinue the dollar cost averaging program while amounts remain in the DCA Fixed Account, we will transfer this remaining balance to the JPVF Money Market Sub-account unless you indicate otherwise.



You can elect the Dollar Cost Averaging program when purchasing the Contract or at a later date. If you dollar cost average out of a Variable Sub-account, the election can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. Otherwise, the program will terminate when the amount in the Variable Sub-account equals $250 or less. At any one time, you are allowed to participate in only one dollar cost averaging program utilizing either the DCA Fixed Account or one of the Variable Sub-accounts. There is no charge for this program. Transfers made as part of the Dollar Cost Averaging program do not count toward the 15 free transfers that you are permitted annually under the Contract.

Automatic Rebalancing

An automatic rebalancing program is also available to you. This program provides a method for re-establishing fixed proportions between selected Variable Sub-accounts on a systematic basis. Under this program, the allocation between Variable Sub-accounts will be automatically readjusted to the desired allocation, subject to a minimum of 5% per Variable Sub-account, on a quarterly or annual basis. Transfers made as a result of this program do not count toward the 15 free transfers that you are permitted annually under the Contract. There is currently no fee charged for participation in this program. This program does not guarantee profits nor protect against losses.



You may not elect to have Dollar Cost Averaging and Automatic Rebalancing at the same time. The applicable authorization form must be on file with us before either program may begin. We reserve the right to modify the terms and conditions of these programs upon 30 days advance notice to you.

distributions under the contract
--------------------------------------------------------------------------------


Surrenders and Partial Withdrawals


Prior to the Maturity Date, you may surrender all (a "Surrender" or "Full Surrender") or withdraw a portion (a "Partial Withdrawal") of the Surrender Value in exchange for a cash payment from us by sending a Request, signed by you, to our Variable Annuity Service Center. The Surrender Value is the Contract Value plus or minus any Market Value Adjustment minus any applicable Surrender Charge, Annual Administrative Fee, and any applicable Premium Taxes.

The proceeds payable upon a Partial Withdrawal will be the Partial Withdrawal amount requested, increased or decreased by applicable Market Value Adjustment and then decreased by any applicable Surrender Charge. For Partial Withdrawals, you must specify the allocation option from which the withdrawal should be taken. If we do not receive allocation instructions from you, we will allocate the Partial Withdrawal proportionately among the Variable Sub-accounts and the Capital Developer Account in the same proportions as you have instructed us to allocate your premium payments.


No Market Value Adjustment is imposed on Surrenders or Partial Withdrawals made from an Interest Rate Guarantee Period during the last 30 days of the Interest Rate Guarantee Period.


The minimum amount that you can withdraw is $250 ($1,000 if the withdrawal is from any Guaranteed Interest Period of the Capital Developer Account) unless we agree otherwise or unless a smaller amount is required to comply with the Code. Qualified Contracts may be subject to required minimum distribution requirements. (See "Certain Federal Income Tax Consequences.") In addition, following any Partial Withdrawal, your remaining Contract Value must be at least $2,000. If the processing of your Partial Withdrawal request would result in a remaining Contract Value of less than $2,000, we may treat your Partial Withdrawal request as a request for a Full Surrender of your Contract, and you will receive the Surrender Value. Following payment of the Surrender Value, your Contract will be cancelled. If the amount requested to be withdrawn or surrendered from an allocation option is greater than the portion of the Contract Value attributable to that allocation option, we will pay you the entire portion of the Contract Value attributable to that allocation option, plus or minus any Market Value Adjustment, minus any Surrender Charge and minus any Annual Administrative Fee and any charge for applicable Premium Taxes that may apply.


The Separate Account Value remaining in any Variable Sub-account immediately following a Partial Withdrawal must be at least $250. The Capital Developer Account Value remaining in an Interest Rate Guarantee Period immediately following a Partial Withdrawal must be at least $1,000. If the processing of your withdrawal request would result in Separate Account Value remaining in a Variable Sub-account of less than $250 or Capital Developer Account Value remaining in an Interest Rate Guarantee Period of less than $1,000, we may treat your withdrawal request as a request for withdrawal of the entire Separate Account Value remaining in the relevant Variable Sub-account or the entire Capital Developer Account Value remaining in the relevant Interest Rate Guarantee Period.

You may Surrender the Contract at any time prior to the Maturity Date by sending a Request to our Variable Annuity Service Center. All of your rights and those of the Annuitant will terminate following a Full Surrender or at any time Partial Withdrawals reduce your Contract Value to zero. After the Maturity Date, no Surrenders or Partial Withdrawals are permitted. (See "Annuity Payment Options.")

Withdrawals and Surrenders will be processed using the Separate Account Value for the Valuation Period during which your Request for Withdrawal or Surrender is received at our Variable Annuity Service Center. We will pay all Partial Withdrawals and Full Surrender requests to you or to any other Payee that you designate within 5 business days (unless you choose a later date) following receipt of your request and all requirements necessary to process the Request at our Variable Annuity Service Center, except as follows:


> Capital Developer Account--We reserve the right, when permitted by law, to defer payment of any Partial Withdrawal or Full Surrender from the Interest Rate Guarantee Periods for up to 6 months. We will pay Interest on any amount deferred for 30 days or more at a rate of at least 3.0% per year.

> Separate Account--We reserve the right to defer the payment of any Partial
  Withdrawal or Full Surrender from the Separate Account as permitted by the Investment Company Act of 1940. Such delay may occur because (i) the New York Stock Exchange is closed for trading (other than usual weekend or holiday closing); (ii) the SEC determines that a state of emergency exists; or (iii) an order or pronouncement of the SEC permits a delay for your protection.

In addition, a premium payment amount is not available to satisfy a Partial Withdrawal or Full Surrender until the check or other instrument by which such premium payment was made has been honored.


Partial Withdrawals (including systematic withdrawals described below) and Surrenders may be taxable and a penalty tax may apply prior to age 591/2. (See "Certain Federal Income Tax Consequences.")

Systematic Withdrawal Plan

Under the Systematic Withdrawal Plan, you can instruct us to make automatic withdrawal payments to you monthly, quarterly, semi-annually or annually from a specified Variable Sub-account. The minimum monthly payment is $250, the minimum quarterly payment is $750, the minimum semi-annual payment is $1,500, and the minimum annual payment is $3,000, or the amounts can be the minimum required amounts to comply with qualified plan requirements. The request for systematic withdrawal must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is submitted. The Surrender Charge will not apply to the first 10% of Contract Value (determined at the time of the Withdrawal) that is withdrawn during a Contract Year. Amounts withdrawn in excess of 10% will be subject to any applicable Surrender Charge. After the seventh Contract Year, amounts withdrawn will no longer be subject to a Surrender Charge. Systematic Withdrawals may not be taken from the Interest Rate Guarantee Periods. Systematic Withdrawals may result in certain tax consequences. (See "Certain Federal Income Tax Consequences.")

Annuity Payments

We will make Annuity Payments beginning on the Maturity Date, provided that the Contract is in force on that date. The Annuity Payment Option and frequency of Annuity Payments may not be changed after Annuity Payments begin. Unless you specify otherwise, the Payee of the Annuity Payments is the Annuitant. The dollar amount of the payments will depend on numerous factors including the Contract Value on the Maturity Date, the type of Annuity and Annuity Payment Option you elected, the frequency of payments you elected, and possibly the age of the Annuitant on the Maturity Date.

Maturity Date. Initially, you select the Maturity Date at the time the application is completed. You may change the Maturity Date from time-to-time, by submitting a Request to us, provided that notice of each change is received by our Variable Annuity Service Center at least 30 days prior to the then-current Maturity Date along with the written consent of any irrevocable Beneficiaries. The latest Maturity Date which may be elected for a Non-qualified Contract, unless otherwise consented to by the Company, is the Annuitant's 85th birthday or the tenth Contract anniversary (whichever is later) and for a Qualified Contract, the date the Annuitant attains age 701/2, unless you demonstrate that the minimum required distribution under the Code is being made. If you do not select a Maturity Date, the Maturity Date will be the Annuitant's 85th birthday (for a Non-qualified Contract) or the date the Annuitant attains age 701/2 (for a Qualified Contract).

Election of Annuity Payment Option. During your lifetime and that of the Annuitant and prior to the Maturity Date, you may choose an Annuity Payment Option. You may change the option, but a Request specifying a change of option and the written consent of any irrevocable Beneficiary must be received by our Variable Annuity Service Center at least 30 days prior to the Maturity Date. If no election is made at least 30 days prior to the Maturity Date, Annuity Payments will be made as an annuity for the Annuitant's life with Annuity Payments guaranteed for 10 years. (See "Annuity Payment Options," below.) You may not change the Annuity Payment Option after the Maturity Date.

If the Maturity Date is in the first seven Contract Years and if an Annuity Payment Option of less than five years is elected, then the surrender charge will be deducted.


Taxes. All or part of each Annuity Payment will be taxable. (See "Certain Federal Income Tax Consequences.") We may be required by state law to pay a Premium Tax on the amount applied to an Annuity Payment Option and we will deduct a charge for the amount of any such Premium Taxes.

Annuity Payment Options


The Contract provides four Annuity Payment Options which are described below. Three of these are offered as either a fixed annuity or a variable annuity (Option I is only available as a fixed annuity). You may elect a fixed annuity, a variable annuity, or a combination of both. If you elect a combination, you must specify what part of the Contract Value is to be applied to the Fixed and Variable Payment Options. Unless you specify otherwise, the Capital Developer Account Value will be used to provide a fixed annuity and the Separate Account Value will be used to provide a variable annuity. Any remaining balance in the DCA Fixed Account will be transferred to the JPVF Money Market Sub-account where it will be used to provide a variable annuity unless you specify otherwise. Variable Annuity Payments will be based on the Variable Sub-account(s) that you select, or on the allocation of the Separate Account Value among the Variable Sub-accounts.


If the amount of the Annuity Payments will depend on the age of the Annuitant, we reserve the right to ask for satisfactory proof of the Annuitant's age. If Annuity Payments are contingent upon the survival of the Annuitant, we may require evidence satisfactory to us that such Annuitant is living. We may delay making Annuity Payments until satisfactory proof is received.


On the Maturity Date, the sum of (i) the Capital Developer Account Value, (ii) the Separate Account Value, and (iii) any remaining balance in the DCA Fixed Account, plus or minus (iv) any Market Value Adjustment to the Capital Developer Account Value, minus (v) any applicable Surrender Charge, minus (vi) any Premium Tax, will be applied to provide for Annuity Payments under the selected Annuity Payment Option.



A fixed annuity provides for Annuity Payments which will remain constant pursuant to the terms of the Annuity Payment Option elected. The effect of choosing a fixed annuity is that the amount of each payment will be set on the Maturity Date and will not change. If a fixed annuity is selected, the Separate Account Value used to provide the fixed annuity will be transferred to the general assets of the Company, and may become subject to the claims of the Company's third party creditors. The Annuity Payments will be fixed in amount by the fixed annuity provisions selected and, for some options, the age of the Annuitant. The fixed annuity payment amounts are determined by applying the annuity purchase rate specified in the Contract to the portion of the Contract Value allocated to the Fixed Annuity Option that you select. However, if the Company's annuity purchase rates in effect on the Maturity Date would result in higher Annuity Payments, then those more favorable rates will be used.


A variable annuity provides for payments that fluctuate or vary in dollar amount, based on the investment performance of your selected allocations to one or more Variable Sub-accounts. The variable annuity purchase rate tables in the Contract reflect an assumed interest rate of 3.0%, so if the actual net investment performance of the Variable Sub-account is less than this rate, then the dollar amount of the actual Variable Annuity Payments will decrease. If the actual net investment performance of the Variable Sub-account is higher than this rate, then the dollar amount of the actual Variable Annuity Payments will increase. If the net investment performance exactly equals the 3.0% rate, then the dollar amount of the actual Variable Annuity Payments will remain constant. You should consult the Statement of Additional Information for more detailed information as to how we determine Variable Annuity Payments.


You may choose to receive Annuity Payments under any one of the Annuity Payment Options described below. In addition, we may consent to other plans of payment before the Maturity Date. Additionally, you may also elect to receive the Contract Value less any applicable Surrender Charge as of the Maturity Date in a lump sum payment.


Note Carefully: Under Annuity Payment Options II and III it would be possible for only one Annuity Payment to be made if the Annuitant(s) were to die before the due date of the second Annuity Payment; only two Annuity Payments if the Annuitant(s) were to die before the due date of the third Annuity Payment; and so forth.


The following Annuity Options are available:


Annuity Payment Option I--Income for Specified Period (Available as a Fixed Annuity Payment Option only)--We make Periodic Payments for the period you have chosen. The specified period must be at least 5 years and cannot be more than 30 years.

Annuity Payment Option II--Life Income--We make payments for as long as the Annuitant lives with optional guaranteed periods (Life Income with Period Certain).


Annuity Payment Option III--(1) Joint and Last Survivor Life Income Payments--We make payments during the joint lifetime of two Annuitants, continuing in the same amount during the lifetime of the surviving Annuitant; or (2) Joint and 50% or 75% Survivor Annuity--Payments will be made during the joint lifetime of two Annuitants, continuing during the lifetime of the surviving Annuitant and will be computed on the basis of one-half or three-fourths of the Annuity Payment (or units) in effect during the joint lifetime.

Annuity Payment Option IV--Special Income Settlement Agreement--The Company will pay the proceeds in accordance with terms agreed upon in writing by you and the Company.

During the Annuity Period, you may (whether or not you are the Annuitant), upon Request, transfer a portion of any Variable Sub-account to another Variable Sub-account within the Separate Account. (See "Transfers.") However, during the Annuity Period, no Partial Withdrawals or Surrenders are permitted.

A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. (See "Certain Federal Income Tax Consequences.")

Except as otherwise agreed to by you and the Company, Annuity Payments will be payable monthly. If your Contract Value is less than $2,000 (or an amount that would provide monthly Annuity Payments of less than $20 under any Annuity Payment Option) on the Maturity Date, we will pay you a lump sum. We may require proof from the Payee of the Annuitant's survival as a condition of future payments.

In some states, the Contracts offered by this Prospectus contain annuity tables that provide for different benefit payments to men and women of the same age. We will use these sex-distinct tables, where permitted, for Non-qualified Contracts and IRAs. We will use unisex tables for Qualified Contracts (other than IRAs). You may request a copy of these tables from us.

Death Benefit

Death of Contract Owner Prior to Maturity Date. If you die before the Maturity Date, a Death Benefit will be paid to the Beneficiary, if living. The Death Benefit is payable upon our receipt of Due Proof of Death, as well as proof that the death occurred during the Accumulation Period. Upon our receipt of this proof and an election of a Death Benefit Option and return of the Contract, the Death Benefit generally will be payable after we have sufficient information to make the Death Benefit payment(s). If an election by the Beneficiary to receive Annuity Payments as described below under "Payment of Death Benefit to Beneficiary" is not received by us within 90 days following the date we receive Due Proof of Death, the Beneficiary will be deemed to have elected to receive the Death Benefit in the form of a single cash payment on such 90th day.

The determination of the Death Benefit depends upon your Issue Age (age when the Contract was issued). If you die and your Issue Age is less than or equal to age 75, the amount of the Death Benefit is equal to the greatest of:


(A) the sum of all premium payments less any "Adjusted Partial Withdrawals," with interest compounded at 4% per year (However, we will no longer credit this interest beginning on the earlier of (1) the date of your death or (2) the date you reach age 75);

(B) the Contract Value as of the most recent fifth Contract Anniversary occurring while you were living and before your age 75, plus any premium payments and minus any "Adjusted Partial Withdrawals" made since that Contract Anniversary; and


(C) the Contract Value as of the date we have sufficient information to make the Death Benefit payment.


For purposes of (A), above, the Death Benefit will be calculated as of the date of the Contract Owner's death but will never be greater than 200% of all premium payments, less any Partial Withdrawals.)


The "Adjusted Partial Withdrawal" for each Partial Withdrawal is the product of
(a) times (b) where:

(a) is the ratio of the amount of the Partial Withdrawal to the Contract Value on the date of (but immediately prior to) the Partial Withdrawal; and

(b) is the Death Benefit on the date of (but immediately prior to) the Partial Withdrawal.

If you die and your Issue Age is greater than age 75, the amount of the Death Benefit is equal to the Contract Value on the date we receive Due Proof of Death, election of a payment option, and return of the Contract.

If you are deemed a non-natural person (i.e., a trust or corporation) under
Section 72 of the Code, the Death Benefit is payable upon the death of the primary Annuitant. The "primary Annuitant" is that individual whose life affects the timing or amount of Annuity Payments under the Contract. The Death Benefit in such situation is equal to the Contract Value on the date we have received Due Proof of Death of the primary Annuitant, election of a payment option, and return of the Contract.

Payment of the Death Benefit will be in full settlement of our liability under the Contract, and the Contract will be cancelled on the date the Death Benefit is determined and paid.

Death Benefit payments will be made in a lump sum or in accordance with your or the Beneficiary's election, as described below. The Beneficiary may elect to use the lump sum payment to establish an account through our retained asset program ("Performance Plus Account"). The Performance Plus Account allows the Beneficiary to write one or more checks up to the amount of Death Benefit proceeds credited to the account plus any applicable interest. The amount in the Performance Plus Account will earn interest at the floating 13 week U.S. Treasury Bill rate, determined quarterly, from the date the claim is processed until the date the checks are cleared. We guarantee that the interest rate will never be less than an annual rate of 2%, compounded monthly. The Contract Value will be calculated as of the date the we receive Due Proof of Death and all requirements necessary to make the payment at our Variable Annuity Service Center. The Contract will end on such date.


IRS Required Distribution. Federal tax law requires that if you die before the Maturity Date, then the entire value of the Contract must generally be distributed within five years of the date of your death. Special rules may apply to your spouse. Other rules apply to Qualified Contracts. (See "Certain Federal Income Tax Consequences.")


Death of Annuitant Prior to Maturity Date. If you are not the Annuitant and the Annuitant dies prior to the Maturity Date, you may name a new Annuitant. If no new Annuitant is named, you become the new Annuitant.

If you are a non-natural person (i.e., a trust or corporation) for purposes of Code Section 72, then the primary Annuitant's death will be treated as the death of the Contract Owner and will result in payment of the Contract Value. (No enhanced Death Benefit will apply.)

Death of Annuitant on or After Maturity Date. If the Annuitant dies while there are remaining guaranteed Annuity Payments to be made, we will continue to make the remaining guaranteed Annuity Payments to only one of the following, in this order: (1) the named Payee, if any and if living, (2) the Contract Owner, if living, (3) the Beneficiary, if any and if living, and (4) the Contract Owner's estate. Annuity Payments will be paid at least as rapidly as under the Annuity Payment Option in effect at the time of death. However, the recipient of the remaining Annuity Payments can elect to accelerate payment of the remaining Annuity Payments. No amount will be payable to a Beneficiary under any Annuity Payment Option if the Annuitant dies after all guaranteed Annuity Payments have been made.

Death of Contract Owner on or After Maturity Date. If you die after the Maturity Date and before the Annuitant, we will pay any remaining guaranteed Annuity Payments to only one of the following, in this order: (1) any named Payee, if living, (2) any joint Contract Owner, if living, (3) any Beneficiary, if living, (4) the deceased Contract Owner's estate. Annuity Payments will be paid at least as rapidly as under the Annuity Payment Option in effect at the time of death.

Contract Owner's Spouse as Beneficiary. If you die and the Beneficiary is your surviving spouse, your spouse may choose not to receive the Death Benefit and may continue the Contract and become the Contract Owner. The excess, if any, of the Death Benefit over the Contract Value will be added to the Contract Value. In this situation, if you were also the Annuitant, your spouse will be the new Annuitant. If your spouse chooses to continue the Contract, no Death Benefit will be paid because of your death.

Payment of Death Benefit to Beneficiary. Instead of accepting the Death Benefit, the Beneficiary (after your death) can choose by Request to receive Annuity Payments based on his or her life expectancy. Payment under any payment option must be for the life of the Beneficiary or for a number of years that is not more than the life expectancy of the Beneficiary, at the time of your death (as determined for federal tax purposes), and must begin within one year of your death.

Beneficiary


You may name more than one Beneficiary in the application. You may change a Beneficiary by sending a Request, signed by you, to our Variable Annuity Service Center. When the Variable Annuity Service Center records the change, it will take effect as of the date we received your Request at our Variable Annuity Service Center. You may designate the amount or percentage of the Death Benefit that each Beneficiary receives, either in the application or by a Request, signed by you. If you do not make such a designation, the Death Benefit will be paid in equal shares to each Beneficiary. We will comply with all state and federal laws requiring notification of the change in Beneficiary.


If you die and you have not named a Beneficiary, or your named Beneficiary predeceased you and you did not name a new Beneficiary, your estate will be the Beneficiary. If your Contract is owned by joint owners and one of the joint owners dies, the surviving joint owner will be the deemed Beneficiary. Joint owners are permitted only if they are spouses.


Change of Contract Owner

You may change the Contract Owner while the Annuitant is alive by sending a Request to our Variable Annuity Service Center. The change will be effective on the date we record the Request, but will be subject to any payment made or action taken by us before recording the change. When the change takes effect, all rights of ownership in the Contract will pass to the new Contract Owner. Changing the Contract Owner does not change the Annuitant or the Beneficiary. Changing the Contract Owner may have tax implications (See "Certain Federal Income Tax Consequences"). We will comply with all state and federal laws requiring notification of the change in Contract Owner. The Annuitant named in the application cannot be changed unless that Annuitant dies prior to the Maturity Date.

Restrictions Under the Texas Optional Retirement Program

Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon: (1) termination of employment in the Texas public institutions of higher education; (2) retirement; or (3) death. Accordingly, if you are a participant in the ORP, you (or your estate if you have died) will be required to obtain a certificate of termination from the employer or a certificate of death before the Contract can be surrendered.

Restrictions Under Qualified Contracts

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plan in respect of which Qualified Contracts are issued.

Restrictions Under Section 4O3(b) Plans

Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Contract used for a 403(b) plan will prohibit distributions of elective contributions and earnings on elective contributions except upon death of the employee, attainment of age 591/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

charges and deductions
--------------------------------------------------------------------------------


We will make certain charges and deductions under the Contract in order to compensate us for incurring expenses in distributing the Contract, bearing mortality and expense risks under the Contract, and administering the Separate Account and the Contracts. The Company may also deduct charges for transfers, Premium Taxes, and other federal, state or local taxes. In addition, certain deductions are made from the assets of the Portfolios for management fees and expenses.


Surrender Charge

We incur expenses relating to the sale of Contracts, including commissions to registered representatives and other promotional expenses. The Surrender Charge, which is a contingent deferred sales charge, is intended to allow us to recoup these distribution expenses. In connection with a Partial Withdrawal, Full Surrender, annuitization within the first Contract Year, or an Annuity Payment Option of less than five years during the first seven Contract Years, we will impose the Surrender Charge on the amount withdrawn or surrendered, net of any Market Value Adjustment and before any deductions for the Annual Administrative Fee or Premium Taxes. The Surrender Charge is calculated as a percentage of the Contract Value withdrawn, surrendered, or annuitized.


The Surrender Charge schedule is as follows:


Contract Year          1      2      3      4      5      6      7     8+
-------------          -      -      -      -      -      -      -     --
Surrender Charge       6%     6%     6%     5%     4%     3%     2%    0%

The Surrender Charge will not be applied under the following circumstances:

1. If you cancel the Contract during the free look period.

2. If you choose to annuitize the Contract after the first Contract Year and you choose an Annuity Payment Option of longer than five years.

3. Payment of the Death Benefit.

4. On any Free Surrender Amount. (See below.)

5. To comply with the minimum distribution requirements of the Internal Revenue Code.

6. If, after the Contract Date, you become confined to a hospital or a state-licensed inpatient nursing care facility ("nursing care facility") and meet all of the following conditions:

   (a) You were not confined to a nursing care facility at any time on or before the Contract Date;

   (b) You have been confined to a nursing care facility for at least 30 consecutive days;

   (c) It is medically necessary for you to be confined to the nursing care facility; and

   (d) You send us a Request for a Surrender or Partial Withdrawal along with the Request for waiver of Surrender Charges while you are confined or within 90 days after your discharge from such facility.

7. If you are diagnosed as suffering from an illness that reduces your life expectancy to 12 months or less from the date of diagnosis. We reserve the right to require, at our expense, a second opinion from a physician acceptable to both of us.

We will tell you the amount of Surrender Charge that would be assessed upon a Withdrawal or Surrender upon request. More information about how the Surrender Charge is calculated for Partial Withdrawals and Full Surrenders is in Appendix
I. We may waive or reduce the Surrender Charge for Contracts sold to certain groups. (See "Reduction in Charges for Certain Groups.")


We anticipate that the Surrender Charge will not generate sufficient funds to pay the cost of distributing the Contracts.

We guarantee that the aggregate Surrender Charge will never exceed 8.5% of the total premium payments you make under the Contract.

Free Surrender Amount. We impose a Surrender Charge on Partial Withdrawals and Full Surrenders (and certain annuitizations) in the first seven Contract Years. However, you are entitled to withdraw up to 10% of the Contract Value each year without a Surrender Charge. This free surrender amount is equal to 10% of the Contract Value as of the date of the withdrawal, less the sum of free surrender amounts previously taken during the Contract Year, and will not be less than zero. Because the Contract Value may change from day to day, the free surrender amount or any remaining portion thereof may increase or decrease on any day. Any cumulative amount surrendered or withdrawn in excess of the annual free surrender amount during one of the first seven Contract Years is subject to the Surrender Charge, as applicable. Unused free surrender amounts cannot be accumulated and carried from one Contract Year to the next. The free surrender amount does not apply to amounts applied to an Annuity Payment Option.


Mortality and Expense Risk Charge


We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. This charge is 1.25% annually of the daily value of net assets in each Variable Sub-Account. The Mortality and Expense Risk Charge is reflected in the Accumulation Unit value or Annuity Unit value for each Variable Sub-account. The Mortality and Expense Risk Charge will not be deducted with respect to amounts held in the Capital Developer Account.


Contract Values and Annuity Payments are not affected by changes in actual mortality experience nor by actual expenses incurred by the Company.

The mortality risks we assume arise from our contractual obligations to make Annuity Payments. Thus, you are assured that neither the Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the Annuity Payments that you will receive under the Contract.



We also bear substantial risk in connection with the Death Benefit. During the Accumulation Period, if your age is less than 75, we will pay a Death Benefit that could be greater than the Contract Value. Otherwise, the Death Benefit is based on the Contract Value. The Death Benefit is paid without imposition of a Surrender Charge or application of the Market Value Adjustment.


The expense risk we assume is the risk that our actual expenses in administering the Contract and the Separate Account will exceed the amount we receive through the Annual Administrative Fee and the Administrative Expense Charge.

Administrative Expense Charge

We deduct a daily charge equal to a percentage of the net assets in each Variable Sub-account for administering the Separate Account. The effective annual rate of this charge is 0.15% of the daily value of net assets in each Variable Sub-account. We guarantee that the amount of this charge will not increase. The Administrative Expense Charge does not apply to any amounts held in the Capital Developer Account.

Annual Administrative Fee

In order to cover the cost of administering your Contract, we deduct an Annual Administrative Fee from the Contract Value of your Contract on the last day of each Contract Year and upon Full Surrender of the Contract. This Annual Administrative Fee is the lesser of $30 or 2% of Contract Value on the last day of the applicable Contract Year. We guarantee that this fee will not increase. We do not anticipate realizing any profit from this charge. The Annual Administrative Fee will be deducted pro rata from your Investment Options in the same proportion that the amount of your Contract Value in each Investment Option bears to your total Contract Value. We will waive the Annual Administrative Fee if, on the last day of that Contract Year, your Contract Value is $30,000 or greater or if 100% of your Contract Value is allocated to the Capital Developer Account. No Annual Administrative Fee is deducted after the Maturity Date.

We may waive or reduce the Annual Administrative Fee for Contracts sold to certain groups. (See "Reduction in Charges for Certain Groups.")

Transfer Charge

We may impose a fee equal to $10 for each transfer in excess of 15 during any Contract Year. Although we reserve the right to impose a $10 fee, we currently have no plans to do so.

Premium Taxes


We may be required to pay Premium Taxes in certain states. Depending upon applicable state law, we will deduct the Premium Taxes if we are required to pay them. This may occur, for example, at the time you pay a premium, Surrender the Contract or make a Partial Withdrawal or when the Contract reaches the Maturity Date or a Death Benefit is paid. We may elect to defer the deduction of Premium Taxes that would otherwise be deducted from premium payments until a later time. Premium Taxes may range from 0% to 3.5% of premium payments or Contract Value.


Federal, State and Local Taxes


No charges are currently made for federal, state, or local taxes other than state premium Taxes. However, we reserve the right to deduct charges in the future for such taxes or other economic burden resulting from the application of any tax laws that we determine to be attributable to the Contracts.


Other Expenses Including Investment
Advisory Fees


You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-accounts to which you allocate your Contract Value. The net assets of each Portfolio will reflect deductions in connection with the investment advisory fees and other expenses.

For more information concerning the investment advisory fees and other charges against the Portfolios, see the prospectuses for the Portfolios, current copies of which accompany this Prospectus.


Reduction in Charges for Certain Groups

The Company may reduce or eliminate the Annual Administrative Fee or Surrender Charge on Contracts that have been sold to (1) employees and sales representatives of the Company or its affiliates; (2) customers of the Company or distributors of the Contracts who are transferring existing contract values to a Contract; (3) individuals or groups of individuals when sales of the Contract result in savings of sales or administrative expenses; or (4) individuals or groups of individuals where premium payments are to be made through an approved group payment method and where the size and type of the group results in savings of administrative expenses.


In no event will reduction or elimination of the Annual Administrative Fee or Surrender Charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

certain federal income tax consequences
--------------------------------------------------------------------------------


The following is a general description of Federal tax considerations relating to individual owners and individual beneficiaries of the Contract, and is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). This general discussion does not attempt to describe the tax treatment of the Contract under state or local tax laws.

This general discussion also does not attempt to describe the tax treatment that will apply to:

> foreign owners or beneficiaries
> corporate owners or beneficiaries, or
> trusts that are owners or beneficiaries

This discussion is not intended to be tax advice. Any person concerned about the tax implications of owning a Contract, or receiving distributions from the Contract, should consult a competent tax advisor before initiating any transaction.

The Contract is issued by the separate account of the Company, which is taxed as a life insurance company under the Code. Under existing Federal income tax laws, all investment income and realized and unrealized capital gains (and losses) automatically increase (or decrease) the Accumulation Unit Values of the Contract. If changes in the Federal tax laws, or changes in the IRS's interpretation of the tax laws, result in the Company being taxed on income or gains produced in the Separate Account, then we reserve the right to start imposing charges against any affected contracts in order to provide for payment of those taxes.

You may purchase a Non-qualified Contract or a Qualified Contract. A Contract is a Qualified Contract if purchased by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401, 403(b) (Tax-Sheltered Annuity), 408 (Traditional IRA), 408A (Roth IRA), or 457 of the Internal Revenue Code. Information regarding the tax treatment of a Traditional IRA or a Roth IRA is contained in a separate IRA Disclosure Statement available from the Company. The ultimate effect of Federal income taxes on amounts contributed to, held in, or received from a Qualified Contract depends on the type of retirement plan, the tax and employment status of the individual and/or his or her employer, the source of the contributions, and the reason for the distribution. Purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

If you purchase this Contract as a Non-qualified Contract, it is intended that the Contract will be owned and administered to satisfy the requirements of Sections 72 and 817(h) of the Code. If you purchase this Contract as a Qualified Contract, it is intended that the Contract will be owned and administered to satisfy the requirements of the provisions of the Code that apply to that type of Qualified Contract. The following discussion is based on the assumption that the Contract satisfies whichever Federal income tax rules apply to the Contract.

At the time you pay the initial premium payment, you must specify whether a Non-qualified Contract or a Qualified Contract is being purchased. If your initial premium payment is derived from an exchange or surrender of another annuity contract, we may require that you provide us with information as to the Federal income tax status of the previous contract. We will require you to purchase separate contracts if you desire to invest monies qualifying for different annuity tax treatment under the Code. We will require the minimum initial premium payment on each Contract. Additional premium payments under your Contract must qualify for the same Federal income tax treatment as your initial premium payment under the Contract. We will not accept an additional premium payment under your Contract if the Federal income tax treatment of such premium payment would be different from that of your initial premium payment.


The investments held for Non-qualified Contracts must be "adequately diversified" in accordance with the requirements of Section 817(h) and Treas. Regs. [sec]1.817-5. The Company intends to, and will be responsible for, complying with these diversification rules. The IRS has stated in several published rulings (the "Investor Control Rulings") that if the owner of the Contract has such control or power over the investments held for the Contract, the owner of the Contract, and not the Separate Account, will be treated as the owner of the underlying assets. The Company believes that it is complying with the Investor Control Rulings so that the Company, and not the owner of the Contract, will be treated as the owner of the underlying assets. We reserve the right to amend or modify the Contract if necessary to comply with any IRS rules or regulations related to diversification or control over investments.


Taxation of Annuities


In General. Section 72 of the Code governs taxation of annuities in general. We believe that if you are an individual (a "natural" person under the tax rules), you will not be taxed on increases in the value of a Non-qualified Contract until a distribution occurs (e.g., Partial Withdrawals, Surrenders, loan or assignment, pledge, gift, or the receipt of Annuity Payments under a payment option). Any change in ownership, assignment, pledge, or agreement to assign or pledge any portion of a Qualified Contract's value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single lump sum payment or as an annuity) is taxable as ordinary income. Unlike direct investments in mutual funds, no amounts invested in a variable annuity will produce any capital gains or losses.

If the owner of any Non-qualified Contract is not an individual or other "natural" person (e.g., a corporation or a certain type of trust), the owner generally must include in income any increase in the excess of the Contract's value over the "investment in the contract" (discussed below) during the taxable year. There are exceptions to this rule if the non-natural person holds the Contract as agent for a natural person. We reserve the right to not issue a Non-qualified Contract if it will not be owned by a natural person, or by a non-natural person as agent for a natural person.

Possible Changes in Taxation. In past years, legislation has been proposed that would have adversely modified the Federal taxation of certain annuities. Although as of the date of this Prospectus Congress has not passed any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could apply to your Contract even though it was purchased prior to the change in the tax laws or rules.

Surrenders and Partial Withdrawals from Qualified Contracts. In the case of a Full Surrender or Partial Withdrawal under a Qualified Contract, under Section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance under the retirement plan. The "investment in the contract" generally equals the amount of any premium payments paid by or on behalf of any individual with after tax contributions. For certain Qualified Contracts the "investment in the contract" may be zero. As explained in the separate Disclosure Statement for Roth IRAs, special tax rules apply to distributions from Roth IRAs and Roth Conversion IRAs.

Surrenders & Partial Withdrawals from Non-qualified Contracts. Full Surrenders from Non-qualified Contracts are treated as taxable income to the extent that the amount received exceeds the "investment in the contract." Partial Withdrawals from Non-qualified Contracts (including systematic withdrawals) are generally treated as taxable income to the extent that the Accumulation Value (before any Surrender Charges, and including any positive

Market Value Adjustment) immediately before the Partial Withdrawal exceeds the "investment in the contract" at that time.


Annuity Payments. If you elect to receive payments over a period of years, over your life expectancy, or over the life expectancies of yourself and another individual, part of each payment you receive will be a return of your "investment in the contract" and part of each payment will be taxable income. In general, the amount of each payment that is a return of your "investment in the contract" is calculated by dividing your total "investment in the contract" by the total number of expected payments. For example, if your "investment in the contract" is $6,000, and you elect to receive 60 monthly annuity payments, $100 of each payment will be a return of your "investment in the contract" and will not be subject to Federal income taxes ($6,000/60 = $100). If payments are being made over your life expectancy, or the joint life expectancy of you and your spouse, there are IRS tables which are used to determine how many annuity payments are expected to be made. After you have received the expected number of payments, you will have received tax-free your entire "investment in the contract." Any additional payments will be fully taxable. If you die before you have received your entire "investment in the contract" and there are no additional payments after you die, there is a special tax rule that allows a tax deduction for the unrecovered "investment in the contract" on your last income tax return. If some payments continue to your Beneficiary after your death, your Beneficiary can recover any remaining "investment in the contract" over the additional payments being made.


Penalty Tax. For Non-qualified Contracts and for most Qualified Contracts (there are special rules for Roth IRAs) there may be a 10% Federal penalty tax on any premature distributions. The 10% penalty applies only to the portion of the distribution that is treated as taxable income. In general, however, there is no penalty tax on distributions from a Qualified or a Non-qualified
Contract:


> made on or after the date on which you attain age 59-1/2;

> made as a result of your death or disability;

> received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of you and a "designated beneficiary";
> resulting from the direct rollover of the Contract into another qualified contract or individual retirement annuity;

> allocable to investment in a Non-qualified Contract before August 14, 1982;


> under a qualified funding asset (as defined in Code Section 130(d));

> under an immediate annuity (as defined in Code Section 72(u)(4)); or

> which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.



For distributions from Qualified Contracts, in addition to all of the above exceptions to the 10% penalty tax, the following additional exceptions to the penalty may apply on distributions made to:


> an employee after separation from service after age 55 from a retirement plan other than an IRA;

> pay certain uninsured medical expenses;

> certain unemployed individuals to pay health insurance premiums;

> pay for certain higher education expenses; or

> a first-time home buyer ($10,000 lifetime limit).



Death Benefit Proceeds. The Code requires that both Qualified and Non-qualified Contracts make certain distributions if the Owner of the Contract dies. If you die before periodic annuity payments have started, the entire value of the annuity must either (i) be paid out, in full, within five years of your death, or (ii) annuity payments must start within one year of your death. If your surviving spouse is the Beneficiary of the Contract, your spouse has the option of continuing the Contract as if he or she had been the original owner. If you die after periodic annuity payments have started, payments must continue to be made under a method that will distribute the balance in the Contract at least as rapidly as the method being used prior to your death. A non-spousal beneficiary may not elect, or continue to use, a settlement option unless that settlement option will result in distributions that comply with the Code. Amounts distributed because of the death of an Owner are generally included in income under the same rules that apply to distributions to the Owner. Annuities, unlike capital assets owned directly by an individual (e.g., real estate, stocks, bonds), do not receive a step-up in tax basis at the death of the Owner. Therefore, the investment in the Contract is not affected by the Owner's death.

Gifts and Other Transfers or Exchanges of the Contract. The gift or other transfer of ownership of a Contract may result in certain tax consequences to you, including the immediate taxation of the entire gain in the Contract. You should contact a competent tax advisor to discuss the potential tax effects of any gift, transfer or exchange of a Contract.


Multiple Contracts. All non-qualified deferred annuity contracts that we or our affiliates issue to you during any calendar year are treated as one annuity contract for purposes of determining the amount of income produced by a distribution from one or more of the annuity contracts. The Treasury Department may issue regulations to prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise, or to treat the combination purchase of separate immediate and deferred annuity contracts as a single annuity contract. You should consult with a competent tax advisor before purchasing more than one annuity contract in a calendar year.


Withholding. Pension and annuity distributions generally are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. If you have provided the Company with your taxpayer identification number (i.e., your Social Security number), you may elect not to have tax withheld from most distributions. Withholding is mandatory for certain distributions from certain types of Qualified Contracts.

Other Tax Consequences. As noted above, this discussion of the Federal income tax consequences under the Contract is not intended to cover every possible situation. The Federal income tax consequences discussed in this Prospectus reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Contract depend on your individual circumstances or those of the recipient of the distribution. You should consult a competent tax advisor for further information.

Qualified Plans. The Contract may be used with several types of qualified plans. No attempt is made to provide detailed information about the use of the Contract with the various types of qualified plans. Contract Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. The following are brief descriptions of the various types of qualified plans in connection with which we may issue the Contract. Contracts for all types of qualified plans may not be available in all states. When issued in connection with a qualified plan, the Contract will be amended as necessary to conform to the requirements of the Code.

Qualified Pension and Profit Sharing Plans. Sections 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," permits self-employed individuals to establish qualified plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. If you are considering the purchase of a Contract for use with such a plan, you should seek competent advice regarding the suitability of the proposed plan documents and the Contract to your specific needs.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (hereinafter referred to as "Traditional IRA"). Traditional IRAs are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into a Traditional IRA. The sale of a Contract for use with a Traditional IRA is subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with Traditional IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the Traditional IRA or their purchase. You should seek competent advice as to the suitability of the Contract for use with Traditional IRAs. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with Traditional IRA qualification requirements.

Section 408A of the Code permits eligible individuals to contribute to a Roth IRA. Purchasers of a Contract for use with Roth IRAs will be provided with supplemental information required by the IRS or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the Roth IRA or their purchase. You should seek competent advice as to the suitability of the Contract for use with Roth IRAs. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with Roth IRA qualification requirements.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. However, these payments may be subject to FICA (Social Security) taxes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities."

Subject to certain exceptions, withdrawals under Tax-Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made:

> after you attain age 59-1/2,

> after your separation from service,

> because of your death or disability, or

> for an amount not greater than the total of such contributions in the case of hardship.



Section 457 Deferred Compensation ("Section 457") Plans. Under Section 457 of the Code, employees of (and independent contractors who perform services for) certain state and local governmental units or certain tax-exempt employers may participate in a Section 457 plan of their employer allowing them to defer part of their salary or other compensation. The amount deferred and any income on such amount will not be taxable until paid or otherwise made available to the employee. The maximum amount that can be deferred under a Section 457 plan in any tax year is ordinarily one-third of the employee's includable compensation, up to $7,500. Includable compensation means earnings for services rendered to the employer which is includable in the employee's gross income, but excluding any contributions under the Section 457 plan or a Tax-Sheltered Annuity. During the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.



The deferred amounts will be used by the employer to purchase the Contract. The Contract will be issued to a trust set up by a governmental employer, or by other tax-exempt employer. All Accumulation Values will be subject to the claims of the employer's creditors. The employee has no rights or vested interest in the Contract and is only entitled to payment in accordance with the
Section 457 plan provisions. The plans may permit participants to specify the form of investment for their deferred compensation account. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. Present Federal income tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan, except for transfers to other
Section 457 plans in certain limited cases. If you are considering the purchase of a Contract for use with such a plan, you should seek competent advice regarding the suitability of the proposed plan documents and the Contract to your specific needs.

alexander hamilton life insurance company of america
--------------------------------------------------------------------------------


The Company, 100 N. Greene St., Greensboro, North Carolina 27401, is a stock life insurance company. It was incorporated under the laws of Michigan on October 31, 1963. It is principally engaged in the sale of life insurance and annuities, and is licensed in Canada, the District of Columbia, and all states except New York. As of December 31, 1999, the Company had assets of over $8.2 billion on a GAAP basis. The Company is wholly-owned by Jefferson-Pilot Corporation, a $26.4 billion asset company based in Greensboro, North Carolina. Jefferson-Pilot Corporation is in the insurance business through Jefferson-Pilot Life Insurance Company, Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, and in the communications business through television and radio stations. The obligations under the Contracts are obligations of the Company.


The Separate Account

The Alexander Hamilton Variable Annuity Separate Account of Alexander Hamilton Life Insurance Company of America (the "Separate Account") was established as a separate investment account under the laws of the State of Michigan on January 24, 1994.


The Company owns the assets of the Separate Account. The Separate Account will not be charged with liabilities arising out of other separate accounts the Company may have or out of any other business of the Company unless the liabilities have a specific and determinable relation to or dependence upon the Separate Account. The Company reserves the right to transfer assets of the Separate Account in excess of the reserves and other Contract liabilities with respect to the Separate Account to the Company's general account. The income, if any, and gains or losses realized or unrealized on each Variable Sub-account are credited to or charged against that Variable Sub-account without regard to other income, gains or losses of the Company. Therefore, the investment performance of any Variable Sub-account should be entirely independent of the investment performance of the Company's general account assets or any other separate account maintained by the Company.

distributor of the contracts
--------------------------------------------------------------------------------

Jefferson Pilot Variable Corporation (formerly Jefferson-Pilot Investor Services, Inc.) is the principal underwriter of the Contracts. Jefferson Pilot Variable Corporation will enter into one or more contracts with various broker-dealers for the distribution of the Contracts. Commissions paid on Contract sales may vary and, in certain circumstances, commissions may be paid in installments over time. Jefferson Pilot Variable Corporation, a wholly owned subsidiary of Jefferson-Pilot Corporation, is a member of the NASD. Its mailing address is One Granite Place, Concord, NH 03301. There may be other underwriters in the future.

In addition to the payment of commissions, we may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell variable annuity contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of variable annuity contracts. Our payment of promotional incentives is subject to applicable state insurance law and regulation.

voting rights
--------------------------------------------------------------------------------

There are no voting rights associated with the Capital Developer Account Value.


With respect to the Separate Account Value, we are the "shareholder" of the Portfolios and as such, we have certain voting rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-accounts to which you have allocated your Contract Value. Under current law, however, and prior to the Maturity Date, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify when your instructions are needed. We will also provide proxy materials or other information to assist you in understanding the matters being voted on. We will determine the number of shares for which you may give voting instructions as of the record date set by the relevant Portfolio holding the shareholder meeting. The number of votes that you have the right to instruct will be calculated separately for each Variable Sub-account. The number of votes that you have the right to instruct for a particular Variable Sub-account will be determined by dividing your Contract Value in the Variable Sub-account by the net asset value per share of the corresponding Portfolio in which the Variable Sub-account invests. Fractional shares will be counted.

After the Maturity Date, the person receiving Annuity Payments has the voting interest, and the number of votes decreases as Annuity Payments are made and as the reserves for the Contract decrease. The person's number of votes will be determined by dividing the reserve for the Contract allocated to the applicable Variable Sub-account by the net asset value per share of the corresponding Portfolio. Fractional shares will be counted.


If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Contract. If you do not send us written instructions, we will vote the shares attributable to your Contract in the same proportions as we vote the shares for which we have received instructions from other Contract Owners. Shares held by the Company or its affiliates in which you or other persons entitled to vote have no beneficial interest may be voted by the shareholder thereof (the Company or its affiliates) in its sole discretion.


We reserve the right to restrict or eliminate any of your voting rights when we are permitted by law to do so.


The above description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote Portfolio shares without obtaining voting instructions from our Contract Owners and we may elect to do so.

additional information about the separate account
--------------------------------------------------------------------------------

Addition, Deletion, or Substitution of Investments

We reserve the right to transfer assets of the Separate Account, which we determine to be associated with the class of policies to which the Contract belongs, to another separate account. If this type of transfer is made, the term "Separate Account," as used herein, shall then mean the separate account to which the assets were transferred.

We further reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Portfolio are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Separate Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another Portfolio or of another registered open-end management investment company. We will not substitute any shares attributable to a Contract's interest in a Variable Sub-account of the Separate Account without notice and prior approval of the SEC and state insurance authorities, if required by law.


We also reserve the right to establish additional Variable Sub-accounts of the Separate Account, each of which would invest in shares corresponding to a new investment portfolio of the existing Funds or in shares of another investment company. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Variable Sub-accounts, eliminate one or more Variable Sub-accounts, or combine Variable Sub-accounts if marketing needs, tax considerations or investment conditions warrant. Any new Variable Sub-accounts may be made available to existing Contract Owners on a basis to be determined by the Company.


If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act; it may be deregistered under the Act if registration is no longer required; or it may be combined with other separate accounts of the Company. Further, we reserve the right, when permitted by law, to manage the Separate Account under the direction of a committee at any time. We will notify you of our intent to exercise any such reserved rights with respect to the Separate Account. You will have thirty-one (31) days after you receive any such notification to accept or reject the change(s) described therein. If you choose not to accept such change(s), you may request to cancel your Contract and receive the Surrender Value.

Performance Data

From time-to-time we may use the yield of the JPVF Money Market Variable Sub-account and total returns of other Variable Sub-accounts in advertisements and sales literature. Performance data is not intended to and does not indicate future performance.

JPVF Money Market Variable Sub-account Yield. The yield of the JPVF Money Market Variable Sub-account refers to the annualized income generated by an investment in that Variable Sub-account over a specified seven-day period. The yield is "annualized" by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of that investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Variable sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Other Variable Sub-account Yield. We may from time-to-time advertise or disclose the current annualized yield of one or more of the Variable Sub-accounts of the Separate Account (except the JPVF Money Market Variable Sub-account) for 30-day periods. The annualized yield of a Variable Sub-account refers to income generated by the Variable Sub-account over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the Variable Sub-account less Variable Sub-account expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, (iii) compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the Variable Sub-account include (i) the Annual Administrative Fee, (ii) the Mortality and Expense Risk Charge and (iii) the Administrative Expense Charge.


Because of the charges and deductions imposed by the Separate Account, the yield for a Variable Sub-account of the Separate Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any Surrender Charge or Premium Taxes that may be applicable to a particular Contract. The yield on amounts held in the Variable Sub-accounts of the Separate Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Variable Sub-account's actual yield is affected by the types and quality of its investments and its operating expenses.


Total Return. Total returns for the Sub-accounts may be calculated pursuant to a standardized formula or in non-standardized manners. The standardized total return of the Variable Sub-accounts refers to return quotations assuming an investment has been held in the Variable Sub-account for various periods of time including, but not limited to, one year, five years, and ten years (if the Variable Sub-account has been in operation for those periods), and a period measured from the date the Variable Sub-account commenced operations. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal value (that is, changes in the Accumulation Unit values), whereas the yield figures will only reflect income. In addition, the standardized total return quotations will reflect the Surrender Charge imposed on Partial Withdrawals and Full Surrenders, but the standardized yield figures will not.

In addition, we may from time-to-time also disclose total return in non-standard formats and cumulative total return for the Variable Sub-accounts. The non-standard average annual total return and cumulative total return would not reflect the Surrender Charge, which if reflected would lower the performance figures for periods of less than seven years.

We may from time-to-time also disclose standard total returns and non-standard total returns for the Variable Sub-accounts based on or covering periods of time other than those indicated above. All non-standard performance data will only be disclosed if the standard total return is also disclosed. For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

Performance Comparisons. From time-to-time, in advertisements, sales literature, or in reports to you, we may compare the performance of the Variable Sub-accounts to that of other variable accounts or investment vehicles with similar investment objectives or to relevant indices published by recognized mutual fund or variable annuity statistical rating services or publications of general variable annuity statistical rating services or publications of general interest such as Forbes or Money magazines. For example, a Variable Sub-account's performance might be compared to that of other accounts or investments with a similar investment objective as compiled by Lipper Analytical Services, Inc., VARDs, Morningstar, Inc., or by others. In addition, a Variable Sub-account's performance might be compared to that of recognized stock market indicators including, but not limited to, the Standard & Poor's 500 Stock Index (which is a group of unmanaged securities widely regarded by investors as representative of the stock market in general) and the Dow Jones Industrial Average (which is a price-weighted average of 30 large, well-known industrial stocks that are generally the leaders in their industry). Performance comparisons should not be considered representative of the future performance of a Variable Sub-account.


General. Performance data may also be calculated for shorter or longer base periods. The Separate Account may use various base periods as may be deemed necessary or appropriate to provide investors with the most informative performance data information, depending on the then-current market conditions.

Performance will vary from time-to-time, and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. A Portfolio's total returns should not be expected to be the same as the returns of other portfolios, whether or not both funds have the same portfolio managers and/or similar names. Current yield is not fixed and varies with changes in investment income and Accumulation Unit values. The JPVF Money Market Variable Sub-account yield will be affected if it experiences a net inflow of new money which it invests at interest rates different from those being earned on its then-current investments. An investor's principal in a Variable Sub-account and a Variable Sub-account's return are not guaranteed and will fluctuate according to market conditions. Also, as noted above, advertised performance data figures will be historical figures for a Contract during the Accumulation Period.

Company Ratings


We may from time-to-time publish (in advertisements, sales literature and reports to you) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, Duff & Phelps, and Fitch Investors Services. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best Company's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/

health insurance industry. In addition, our claims-paying ability as measured by Standard and Poor's Insurance Ratings Services, Duff & Phelps, or Fitch Investors Services may be referred to in such advertisements, sales literature, or reports. These ratings are opinions regarding our financial capacity to meet the obligations of our insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

general contract provisions
--------------------------------------------------------------------------------


Entire Contract


The entire contract consists of the Contract, any attached riders and endorsements, and the attached copy of the application. Only the Company's President, or one of its Executive Vice Presidents may change the Contract. The change must be in writing. No change will be made in the Contract unless you agree to it in writing. No agent is authorized to change the Contract or to change or waive any provisions of the Contract.

Reliance on Information Provided in Application

In issuing the Contract, we will rely on the statements made in the application. We deem all such statements to be representations and not warranties. We assume that these statements are true and complete to the best of the knowledge and belief of those who made them. We will not use any statement made in connection with the application to void the Contract unless that statement is a material misrepresentation and is part of the application.

Variations in Contract Provisions

Certain provisions of your Contract may vary from the descriptions in this Prospectus in order to comply with different state laws. Any such variations will be included in your Contract or in riders or endorsements to your Contract.

The Company's Ability to Contest the Contract

We will not contest the Contract from the Contract Date.

Measurement of Dates

Contract Years, Quarters, Months, and Anniversaries are measured from the Contract Date, except where otherwise specified.

Calculation of Age

References in the Contract to a person's age on any date refer to his or her age on that person's last birthday.

Misstatement of Age

If the age of the Annuitant has been misstated, any amount payable under the Contract will be what would have been purchased at the correct age. If payments were made based on incorrect age, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 6.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignment of the Contract

While the Annuitant is living, and except for Qualified Contracts, you may assign the Contract or any interest you have in it. Any irrevocable Beneficiary must agree to the assignment. If there is a joint Contract Owner, the joint Contract Owner must agree to any assignment. Your interest, and anyone else's, will then be subject to that assignment. As Contract Owner, you still have the rights of ownership that you have not assigned.

An assignee cannot change the Contract Owner, Annuitant or Beneficiary, and may not elect an alternative payment option. Any amount payable to the assignee will be made in one lump sum.

To assign the Contract, you must provide us with a copy of the assignment. We are not responsible for the validity of any assignment. An assignment will be subject to any payment previously made by us or any other action we may take before recording the assignment.

State law such as those governing marital property may affect your ability to encumber the Contract.

Nonparticipating

The Contract is nonparticipating and will not share in any surplus earnings of the Company. No dividends are payable on the contract.

Non-Business Days

If the due date for any activity required by the Contract falls on a non-business day for the Company, performance will be rendered on the first business day following the due date.

Regulatory Requirements

All interest guarantees, surrender benefits, and amounts payable at death will not be less than the minimum benefits approved under the laws and regulations of the state in which the Contract is delivered.

We will administer the Contract in accordance with the U.S. tax laws and regulations in order to retain its status as an annuity contract.

The Contract is deemed to include all state and federal laws that apply.

legal proceedings
--------------------------------------------------------------------------------


We are not involved in any litigation that is of material importance in relation to our general account assets. In addition, there are no legal proceedings to which the Separate Account is a party.

available information
--------------------------------------------------------------------------------


We have filed a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 relating to the Contracts offered by this Prospectus. This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement. Reference is hereby made to such Registration Statement for further information relating to the Company and the Contracts. The Registration Statement may be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W, Washington, D.C. 20549. Copies of such materials also can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W, Washington, D.C. 20549, (telephone no. 202-942-8090), at prescribed rates or may be found at the SEC's Web Site at http://www.sec.gov.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]
statement of additional information
--------------------------------------------------------------------------------
A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:


                               TABLE OF CONTENTS



                                                                             Page
                                                                             ----
More information About the Contract .....................................    B-3
Determination of Variable Sub-account Accumulation Unit Values ..........    B-3
Calculation of Annuity Unit Value .......................................    B-4
Annuity Period Transfer Formulas ........................................    B-5
Administration ..........................................................    B-6
Records and Reports .....................................................    B-6
Custody of Assets .......................................................    B-6
Principal Underwriter ...................................................    B-6
Performance Data and Calculations .......................................    B-7
Money Market Variable Sub-account Yields ................................    B-7
Other Variable Sub-account Yield ........................................    B-7
Variable Sub-account Total Return Calculations: Standardized ............    B-9
Other Performance Data: Non-Standardized ................................   B-10
Other Information .......................................................   B-12
Legal Matters ...........................................................   B-15
Other Information .......................................................   B-15
Experts .................................................................   B-15
Financial Statements ....................................................   B-15

appendix i
-------------------------------------------------------------------------------
> SURRENDER CHARGE CALCULATION



A Surrender Charge, which will not exceed 8.5% of total Premiums paid, is deducted from the Contract Value upon Partial Withdrawal or Full Surrender of the Contract, unless certain conditions apply. (See "Surrender Charge.," p. 28.)



The Surrender Charge is calculated as follows:

          (S -- FREE) x X% = SC, but not less than zero.

Where:
               (S)  is the gross Surrender or Partial Withdrawal Amount.
            (FREE) is the 10% Free Surrender Amount (net of any other applicable withdrawals that may have been taken and applied toward the current Contract Year).
              (SC)  is the Surrender Charge Amount.
               (X)  is the following Surrender Charge percentage:


                              CONTRACT YEAR       PERCENTAGE
                              -------------       ----------
                                    1                 6
                                    2                 6
                                    3                 6
                                    4                 5
                                    5                 4
                                    6                 3
                                    7                 2
                                    8                 0

EXAMPLE.
     Assume a Contract Value of $50,000 at the end of the third Contract Year. Also assume that no Market Value adjustment has been taken and no previous partial surrenders were made.

1)   If there is a Full Surrender at the end of the third Contract Year:
     Surrender Charge = ($50,000 - $5,000) x .06 = $2,700.00

     Thus, the Surrender proceeds would be $50,000 - $2,700.00 = $47,300.00. Premium Taxes may also be applicable.
     NOTE: The Annual Administrative Fee ($30) applies to Full Surrenders only when Contract Value is less than $30,000.

2)   If there is a Partial Surrender of $10,000 at the end of the third Contract
     Year:
     Surrender Charge = ($10,000 -  $5000) x .06 = $300.00

     Thus, the Contract Value would be reduced by $10,000 and you would receive $9,700. Premium Taxes may also be applicable.

appendix ii
-------------------------------------------------------------------------------

> MARKET VALUE ADJUSTMENT

The formula which will be used to determine the Market Value Adjustment is:

               __                          __
              | __              __           |
              ||                  |(N/12)    |
              ||      1 + I       |       -1 |  X   A
              ||   ------------   |          |
              ||   1 + J + .004   |          |
              ||__              __|          |
              |__                          __|

         NOTE: The Market Value Adjustment will be limited so that it does not reduce the return on the Capital Developer Account below 3.0% per year.

I    =    The Guaranteed Interest Rate in effect for the current Interest Rate
          Guarantee Period (expressed as a decimal, (E.G., 1% = .01).)
J    =    The Current U.S. Treasury Bill, Note or Bond rate (as quoted by the
          Wall Street Journal and expressed as a decimal (E.G., 1% = .01)) in effect for the period most closely approximating the duration remaining in the current Interest Rate Guarantee Period (Fractional years will be rounded to the nearest month and the interest rate will be calculated using interpolation). If the period is less than 1 year then the Company will use the 1 year Treasury Bill rate.
N    =    The number of complete months from the Surrender or Partial Withdrawal to the end of the current Interest Rate Guarantee Period.
A    =    The amount surrendered, withdrawn or transferred.

The ".004" in the formula is a factor designed to cover anticipated costs of liquidating investments. Thus, the Guaranteed Interest Rate ("I") must be at least 0.04% higher than the Treasury Rate ("J") for there to be a positive market value adjustment. If I is lower than J or higher but less than 0.04% higher, the Market Value Adjustment is negative.

EXAMPLES OF MARKET VALUE ADJUSTMENT
Assume a Capital Developer Account Value of $50,000, a seven year guarantee period with a Guaranteed Interest Rate of 6%, and an original payment of $43,000 at the beginning of the current guarantee period.

     1) If there is a Full Surrender at the beginning of the fourth Contract Year with four years remaining in the interest rate guarantee period:


          (a)  if the current rate for a four year Treasury Note is 5%:
                                             __                __
          Market Value Adjustment $50,000 x |         (48/12)    |
                                            |   1.06          -1 | = $1,148.28
                                            | (-------)          |
                                            |   1.054            |
                                            |__                __|

          Free Surrender Amount = ($51,148.28 x .10) = $5,114.83
          Surrender Charge = ($51,148.28-$5,114.83) x .05 = $2,301.67
          Thus, the surrender proceeds = $51,148.28 - $2,301.67
                                       = $48,846.61 - any applicable Premium
                                                     Taxes;

(b)  if the current rate for the three year Treasury Note is 7%:
                                             __                __
          Market Value Adjustment $50,000 x |         (48/12)    |
                                            |   1.06          -1 | = -$2,556.54
                                            | (-------)          |
                                            |   1.074            |
                                            |__                __|

          Minimum Market Value Adjustment with 3% guaranteed return =
                $43,000 x (1.03)3 - $50,000 = -$3,012.74
          Since-$2,556.54 is greater than-$3,012.74, the actual Market Value
                Adjustment is-$2,556.54

          Free Surrender Amount = ($47,443.46 x .10) = $4,744.35

     Surrender Charge = ($47,443.46 - $4,744.35) x .05 = $2,134.96
     Thus, the Surrender proceeds  = $47,443.46 - $2,134.96
                = $45,308.50 - any applicable Premium Taxes

2) If there is a Full Surrender at the beginning of the tenth Policy Year (thus, no Surrender Charge applies) with three years remaining in the interest rate guarantee period:

     (a)  if the current rate for a three year Treasury Note is 5%:
                                             __                __
          Market Value Adjustment $50,000 x |         (36/12)    |
                                            |   1.06          -1 | = $858.76
                                            | (-------)          |
                                            |   1.054            |
                                            |__                __|

          Free Surrender Amount = $50,858.76
          Surrender Charge = 0
          Thus, the surrender proceeds = $50,858.76 - any applicable Premium
                Taxes;

     (b)  if the current rate for a three year Treasury Note is 7%:
                                             __                __
          Market Value Adjustment $50,000 x |         (36/12)    |
                                            |   1.06          -1 | = -$1,929.93
                                            | (-------)          |
                                            |   1.074            |
                                            |__                __|

          Minimum Market Value Adjustment with 3% guaranteed return =
                $43,000 x (1.03)4 - $50,000 = -$1,603.12
          Since -$1,929.93 is less than -$1,603.12, the actual Market Value
                Adjustment is -$1,603.12

          Free Surrender Amount = $48,396.88
          Surrender Charge = 0
          Thus, the surrender proceeds = $48,396.88 - any applicable Premium
                Taxes

3) If there is a partial surrender of $10,000 at the beginning of the fourth Contract Year with four years remaining in the interest rate guarantee period:

     (a)  if the current rate for a four year Treasury Note is 5%:
                                             __                __
          Market Value Adjustment $10,000 x |         (48/12)    |
                                            |   1.06          -1 | = $229.66
                                            | (-------)          |
                                            |   1.054            |
                                            |__                __|

          Free Surrender Amount = ($50,229.66 x .10) = $5,022.97
          Surrender Charge = ($10,000 - $5,022.97) x .05 = $248.85
          Thus, the Surrender proceeds = $10,000 + $229.66 - $248.85
                                       = $9,980.81 - any Applicable Premium
                                                     Taxes;

     (b)  if the current rate for a three year Treasury Note is 7%:
                                             __                __
          Market Value Adjustment $10,000 x |         (48/12)    |
                                            |   1.06          -1 | = -$511.31
                                            | (-------)          |
                                            |   1.074            |
                                            |__                __|

          Minimum Market Value Adjustment with 3% guaranteed return =
                $43,000 x (1.03)3 - $50,000 = -$3,012.74
          Since -$511.31 is less than -$3,012.74, the actual Market Value
                Adjustment is -$511.31

          Free Surrender Amount = ($49,488.69 x .10) = $4,948.87
          Surrender Charge = ($10,000 - $4,948.87) x .05 = $252.56
          Thus, the surrender proceeds = $10,000 - $511.31 - $252.56
                                       = $9,236.13 - any applicable Premium
                                                     Taxes.

4) If there is a partial surrender of $10,000 at the beginning of the tenth Contract Year (thus no Surrender Charge applies) with three years remaining in the interest rate guarantee period:

     (a)  if the current rate for a two year Treasury Note is 5%:
                                             __                __
          Market Value Adjustment $10,000 x |         (36/12)    |
                                            |   1.06          -1 | = $171.75
                                            | (-------)          |
                                            |   1.054            |
                                            |__                __|

          Free Surrender Amount = $10,171.75
          Surrender Charge = 0
          Thus, the Surrender proceeds = $10,171.75 - any Applicable Premium
                                                      Taxes;

     (b)  if the current rate for a two year Treasury Note is 7%:
                                             __                __
          Market Value Adjustment $10,000 x |         (36/12)    |
                                            |   1.06          -1 | = -$385.99
                                            | (-------)          |
                                            |   1.074            |
                                            |__                __|

          Minimum Market Value Adjustment with 3% guaranteed return =
                $43,000 x (1.03)4 - $50,000 = -$1,603.12

          Since -$385.99 is greater than -$1,603.12, the actual Market Value
                Adjustment is -$385.99
          Free Surrender Amount = $9,614.01
          Surrender Charge = 0
          Thus, the surrender proceeds = $10,000 - $385.99
                                       = $9,614.01 - any applicable Premium
                                                     Taxes.

              ALEXANDER HAMILTON VARIABLE ANNUITY SEPARATE ACCOUNT


                                   Offered by

              ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

                                100 N. Greene St.
                        Greensboro, North Carolina 27401


                                  ------------


                       STATEMENT OF ADDITIONAL INFORMATION



This Statement of Additional Information expands upon certain subjects discussed in the current Prospectus for the Alexander Hamilton Life Insurance Company of America Variable Annuity Contract (the "Contract") offered by Alexander Hamilton Life Insurance Company of America. You may obtain a copy of the Prospectus dated May 1, 2000 by calling 1-800-258-3648, Ext. 5394, or by writing to the Company at its Variable Annuity Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. Terms used in the current Prospectus for the Contract are incorporated in this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CONTRACT, THE JEFFERSON PILOT VARIABLE FUND, INC.; THE VARIABLE INSURANCE PRODUCTS FUND; THE VARIABLE INSURANCE PRODUCTS FUND II; THE MFS VARIABLE INSURANCE TRUST; AND THE OPPENHEIMER VARIABLE ACCOUNT FUNDS.



                               Dated: May 1, 2000

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
More Information About the Contract......................................... 3

Determination of Variable Sub-account Accumulation Unit Values.............. 3

Calculation of Annuity Unit Value .......................................... 4

Annuity Period Transfer Formulas............................................ 5

Administration.............................................................. 6

Records and Reports......................................................... 6

Custody of Assets........................................................... 6

Principal Underwriter....................................................... 6

Performance Data and Calculations........................................... 7
    Money Market Variable Sub-account Yield................................. 7
    Other Variable Sub-account Yields....................................... 7
    Variable Sub-account Total Return Calculations: Standardized............ 9
    Other Performance Data: Non-Standardized................................ 10
    Other Information....................................................... 13

Legal Matters............................................................... 13

Other Information........................................................... 13

Experts..................................................................... 14

Financial Statements........................................................ 14



In order to supplement the description in the Prospectus, the following provides additional information about the Company and the Contract which may be of interest to you.

                       MORE INFORMATION ABOUT THE CONTRACT
         DETERMINATION OF VARIABLE SUB-ACCOUNT ACCUMULATION UNIT VALUES

     ACCUMULATION UNITS. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Separate Account. The Company will determine the number of Accumulation Units of a Variable Sub-account by dividing the Net Premium Payment allocated to (or the amount withdrawn from) the Variable Sub-account by the dollar value of one Accumulation Unit on the date of the transaction. The Separate Account Value will consist of the sum of the value of all Accumulation Units in all Variable Sub-accounts credited to the Contract on the applicable Valuation Day.

     ACCUMULATION UNIT VALUE. The value of an Accumulation Unit in a Variable Sub-account on any Valuation Day is the product of (a) the value on the preceding Valuation Day and (b) the Net Investment Factor for the Variable Sub-account for the Valuation Period just ended. The initial value of an Accumulation Unit was established at $10 for each of the nineteen Variable Sub-accounts except the Money Market Variable Sub-account, for which the value was established at $1, the JPVF Growth Sub-account, for which the value was established at $14.655, the JPVF High Yield Bond Sub-account, for which the value was established at $11.909, and the JPVF International Equity Sub-account, for which the value was established at $11.371.

     A VALUATION DAY is any day on which the New York Stock Exchange is open for trading except for normal federal holiday closing or when the SEC has determined that a state of emergency exists. In addition, the Company will be closed on the following local or regional business holidays which shall not constitute a Valuation Day: Good Friday, the Friday following Thanksgiving and the day before and/or following Christmas Day.

     A VALUATION PERIOD is the period of time beginning at the close of trading of the New York Stock Exchange on any Valuation Day and ending at the close of business on the next Valuation Day. A Valuation Period may be one day or more than one day.

     NET INVESTMENT FACTOR. The Company calculates the Net Investment Factor for a Valuation Period for each Variable Sub-account by dividing (a) by (b) and subtracting (c) from the result, where:

     (a)  is the sum of:

          (1) the net asset value of a Portfolio share held in the Separate Account for that Variable Sub-account determined at the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Variable Sub-account if the ex-dividend date occurs during the Valuation Period.

     (b) is the net asset value of a Portfolio share held in the Separate Account for that Variable Sub-account determined as of the end of the preceding Valuation Period.

     (c) is a factor representing the Mortality and Expense Risk Charge and the Administrative Expense Charge. This factor is equal, on an annual basis, to 1.40% (1.25% + 0.15%) of the daily net asset value of Portfolio shares held in the Separate Account for that Variable Sub-account.

The Net Investment Factor may be greater or less than one; therefore, the Accumulation Unit value may increase or decrease.

                        CALCULATION OF ANNUITY UNIT VALUE

o Annuity Units and Payments. The dollar amount of each Variable Annuity Payment depends on the number of Annuity Units credited to that Annuity Payment Option and the value of those units. The number of Annuity Units is determined as follows:

     1. The dollar amount of the first payment with respect to each Variable Sub-account is determined by multiplying the portion of the Contract Value to be applied to the Variable Sub-account by the variable annuity purchase rate specified in the Settlement Option table in the Contract.

     2. The number of Annuity Units credited in each Variable Sub-account is then determined by dividing the dollar amount of the first payment by the value of one Annuity Unit in that Variable Sub-account on the Maturity Date.

     3. The amount of each subsequent Annuity Payment equals the product of the Annuitant's number of Annuity Units and the Annuity Unit values on the payment date. The amount of each payment may vary.

o Annuity Unit Value. The value of the Annuity Units will increase or decrease on a daily basis to reflect the investment performance of the applicable Portfolio. The value of an Annuity Unit in a Variable Sub-account on any Valuation Day is determined as follows:

     1. The value of the Annuity Unit for the Variable Sub-account on the preceding Valuation Day is multiplied by the Net Investment Factor for the Valuation Period.

     2. The result in (1) is then multiplied by a factor (slightly less than one) to compensate for the interest assumption built into the variable annuity purchase rates.

     The Net Investment Factor reflects the investment experience of the applicable Portfolio and certain charges (See above for a detailed description of the Net Investment Factor).

                        ANNUITY PERIOD TRANSFER FORMULAS


     During the Annuity Period, you may transfer Separate Account Value from one Variable Sub-account to another, subject to certain limitations. Interest Rate Guarantee Periods are not available during the Annuity Period, thus none will be available for transfers. (See "Transfers," in the Prospectus.)


     Transfers during the Annuity Period are implemented according to the following formula:

     1. Determine the number of units to be transferred from the Variable Sub-account as follows:
          = D/AUV1

     2. Determine the number of Annuity Units remaining in such Variable Sub-account (after the transfer):
          = UNIT1 - D/AUV1

     3. Determine the number of Annuity Units in the transferee Variable Sub-account (after the transfer):
          = UNIT2 + D/AUV2

     4. Subsequent Annuity Payments will reflect the changes in Annuity Units in each Variable Sub-account as of the next Annuity Payment's due date.

Where:

          (AUV1) is the Annuity Unit value of the Variable Sub-account that the transfer is being made from.

          (AUV2) is the Annuity Unit value of the Variable Sub-account that the transfer is being made to.

          (UNIT1) is the number of units in the Variable Sub-account that the transfer is being made from, before the transfer.

          (UNIT2) is the number of units in the Variable Sub-account that the transfer is being made to, before the transfer.

     (D)  is the dollar amount being transferred.

                                 ADMINISTRATION

     The Company or its affiliates will be providing administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Contract, maintenance of records concerning the Contract and certain Contract Owner services.

     If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

     All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

     The assets of each of the Variable Sub-accounts of the Separate Account are held in the custody of Citibank, N.A. The assets of each of the Variable Sub-accounts of the Separate Account are segregated and held separate and apart from the assets of the other Variable Sub-accounts and from the Company's general account assets. Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Variable Sub-accounts.

                              PRINCIPAL UNDERWRITER


     During the year ended December 31, 1997, Jefferson Pilot Variable Corporation ("JPVC") received $341,003 in brokerage commissions, of which it retained $66,407. During the year ended December 31, 1998, JPVC received $4,442,409 in brokerage commissions, and did not retain any of these commissions. During the year ended December 31, 1999, JPVC received $6,229,400 in brokerage commissions and did not retain any of these commissions.


     The Company, on its own behalf and on behalf of the Separate Account, entered into a Principal Underwriter Agreement with JPVC dated November 1, 1996. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company.

                        PERFORMANCE DATA AND CALCULATIONS

Money Market Variable Sub-account Yield

     The Yield of the Money Market Variable Sub-account for a seven-day period is calculated by a standardized method prescribed by rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Variable Sub-account at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The Separate Account may also compute the Money Market Variable Sub-account's yield on an annualized basis. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one Accumulation Unit of the Money Market Variable Sub-account at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the seven-day base period to determine the base period return, and annualizing this quotient on a 365-day basis.

     The SEC also permits the Separate Account to disclose the effective yield of the Money Market Variable Sub-account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in the Money Market Variable Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Variable Sub-account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses. The yield figures do not reflect Surrender Charges or Premium Taxes.

Other Variable Sub-account Yields

     The yield of Variable Sub-accounts other than the Money Market Variable Sub-account based on a thirty-day period is calculated by a standardized method prescribed by rules of the Securities and Exchange Commission. The yield is computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                             YIELD = 2[(a-b+1)6 -1]
                                        ---
                                        cd

Where:

a = net investment income earned during the period by the portfolio company attributable to shares owned by the Sub-account.

b  = expenses accrued for the period (net of reimbursements).

c = the average daily number of Accumulation Units outstanding during the period.

d = the maximum offering price per Accumulation Unit on the last day of the period.

     The Company may from time to time advertise or disclose the current annualized yield of one or more of the Variable Sub-accounts of the Separate Account (except the Money Market Variable Sub-account) for 30-day periods. The annualized yield of a Variable Sub-account refers to income generated by the Variable Sub-account over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The 30-day yield is calculated according to the following formula:

                                Yield = 2 (a-b)6
                                           ---
                                           cd        + 1     -1
Where:

a  = Net investment income of the Variable Sub-account for the 30-day period attributable to the Variable Sub-account's unit.
b  = Expenses of the Variable Sub-account for the 30-day period.
c  = The average number of units outstanding.
d = The unit value at the close (highest) of the last day in the 30-day period.

     Because of the charges and deductions imposed by the Separate Account, the yield for a Variable Sub-account of the Separate Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any Premium Taxes or Surrender Charge that may be applicable to a particular Contract. Surrender Charges range from 6% to 2% of the amount withdrawn based on the Contract Year of Surrender. The yield on amounts held in the Variable Sub-accounts of the Separate Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Variable Sub-account's actual yield is affected by the types and quality of the Portfolios' investments and its operating expenses.

Variable Sub-account Total Return Calculations:  Standardized

     The Company may from time to time also disclose average annual total returns for one or more of the Variable Sub-accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods and for the life of the Variable Sub-account that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1 + T)n = ERV
  Where:

          P    = hypothetical initial premium payment of $1,000;

          T    = average annual total return;

          n    = number of years; and

          ERV = ending redeemable value at the end of the one, five or ten-year period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period.

     The Surrender Charge on Contracts and all recurring fees that are charged to all shareholder accounts (the Annual Administrative Fee) are recognized in the ending redeemable value for standard total return figures. These figures will not reflect any Premium Taxes.


     The following table shows the Standardized Average Annual Total Return for the Allegiance Variable Annuity sub-accounts for the period ended December 31, 1999.



                                                                      Since
                                                         1999       Inception
                                                         ----       ---------
JPVF Money Market Sub-account*                          -5.89%        -1.14%
JPVF Balanced Sub-account*                              10.52%        12.43%
JPVF Value Sub-account*                                 -4.78%         5.86%
JPVF Capital Growth Sub-account*                        31.28%        26.99%
JPVF Small Company Sub-account**                         3.06%        -8.28%
JPVF Emerging Growth Sub-account*                       60.82%        26.78%
JPVF World Growth Stock Sub-account*                     9.22%         3.74%
JPVF Growth Sub-account**                               64.39%        46.70%
JPVF S&P 500 Index Sub-account**  ***                    8.90%        18.02%
JPVF High Yield Bond Sub-account**                      -5.68%        -5.60%
JPVF International Equity Sub-account**                 20.04%        16.42%
MFS Research Series Sub-account**                       12.18%        14.93%
MFS Utilities Series Sub-account**                      18.45%        16.93%
Oppenheimer Capital Appreciation Sub-Account****          N/A         16.13%
Oppenheimer Bond Sub-account*                          -11.53%        -1.47%
Oppenheimer Strategic Bond Sub-account**                -7.50%        -5.69%
VIP Equity-Income Sub-account**                         -4.25%         2.80%
VIP Growth Sub-account**                                24.59%        28.52%
VIP II Contrafund Sub-account**                         12.37%        17.82%

   * Performance information reflects the substitution of the Portfolios in which these Variable Sub-accounts invest which occurred on December 5, 1997. The above numbers reflect the performance of the Alexander Hamilton Variable Insurance Trust ("AHVIT") and the Federated Prime Money Fund II for the period prior to the date of the substitution and reflect the performance of the Jefferson Pilot Variable Fund, Inc. and the Oppenheimer Bond Fund for the period after the date of the substitution. In the substitution, the Oppenheimer Bond Fund was substituted for two of the AHVIT Funds and the pre-substitution performance numbers for the Oppenheimer Bond Sub-account reflect the performance of only one of such AHVIT Funds. The inception date for these Variable Sub-accounts was February 27, 1996.

  ** These Sub-accounts were added to the Contract as of January 1, 1998.


 *** Prior to May 1, 2000, this Sub-account invested in the VIP II Index 500
     Portfolio and the performance numbers in the above table reflect the performance of such Fund.

**** The Oppenheimer Capital Appreciation Sub-account was added to the Contract as of May 1, 1999.


Other Performance Data:  Non-Standardized

     The Company may from time to time also disclose average annual total returns in non-standardized formats in conjunction with the standard format described above. The non-standard format calculation varies from the standard format calculation described above in that it will NOT take either Surrender Charges or the Annual Administrative Fee into account and will be based on an average contract size of $30,000.


     The standardized performance calculation described above is based on the inception date of each Variable Sub-account. However, for the non-standardized performance calculation, if a Porfolio was in existence prior to the inception date of the corresponding Variable Sub-account, the performance for the Variable Sub-account will be calculated on a hypothetical basis by applying the Mortality and Expense Risk Charge and the Administrative Expense Charge to the historical performance of the corresponding Portfolio as if the Contract has been in existence back to the inception date of the Portfolio.

The following table shows the non-standardized average annual total return for the Allegiance Variable Annuity Sub-accounts for the periods ended December 31, 1999.




                                                                                    Since
Sub-Accounts                         1 Year     3 Years    5 Years    10 Years    Inception*
------------                         ------     -------    -------    --------    ----------
JPVF Money Market                     3.12%      3.31%      3.34%      3.02%     3.50%     (8/1/85)
JPVF Balanced                        20.57%     17.11%     16.12%       N/A     11.96%     (5/1/92)
JPVF Value                            4.29%     13.79%     18.64%       N/A     13.81%     (5/1/92)
JPVF Capital Growth                  42.66%     35.48%     32.50%       N/A     26.43%     (5/1/92)
JPVF Small Company                   12.64%      6.11%     11.90%     10.85%    10.97%     (4/18/86)
JPVF Emerging Growth                 74.07%     39.43%       N/A        N/A     35.71%     (5/1/95)
JPVF World Growth Stock              19.19%     11.19%     13.13%     10.06%    10.86%     (8/1/85)
JPVF Growth                          77.87%       N/A        N/A        N/A     51.76%     (1/1/98)
JPVF S&P 500 Index**                 18.84%     25.32%     26.37%       N/A     19.43%     (8/27/92)
JPVF High Yield Bond                  3.34%       N/A        N/A        N/A      1.41%     (1/1/98)
JPVF International Equity            30.71%       N/A        N/A        N/A     25.28%     (1/1/98)
MFS Research Series                  22.34%     20.86%       N/A        N/A     21.13%     (7/26/95)
MFS Utilities Series                 29.00%     24.98%       N/A        N/A     24.69%     (1/3/95)
Oppenheimer Capital Appreciation     39.68%     28.74%     28.82%     16.80%    15.97%     (4/3/85)
Oppenheimer Bond                     -2.88%      3.31%      5.60%      6.25%     7.33%     (4/3/85)
Oppenheimer Strategic Bond            1.40%      3.33%      6.73%       N/A      4.70%     (5/3/93)
VIP Equity-Income                     4.86%     13.38%     16.91%     12.89%    12.19%     (10/9/86)
VIP Growth                           35.54%     31.42%     27.87%     18.24%    17.09%     (10/9/86)
VIP II Contrafund                    22.54%     24.35%       N/A        N/A     25.96%     (1/3/95)



* The date listed next to each performance figure in this column is the inception date of the Portfolio underlying each corresponding Variable Sub-account.

** Prior to May 1, 2000, this Sub-account invested in the VIP II Index 500
   Portfolio and the performance numbers in the above table reflect the performance of such Portfolio.


     The Company may from time to time also disclose cumulative total returns in conjunction with the standard format described above. Cumulative total return figures represent the cumulative change in value of an investment in a Sub-account over the indicated periods. The cumulative returns will be calculated using the following formula, assuming no Surrender Charge or Annual Administrative Fee.

                                  CTR = ERV - P
                                        -------
                                           P

Where:

          CTR  = the cumulative total return net of a Variable Sub-account's recurring charges for the period;
          ERV  = ending redeemable value at the end of the one, five or ten-year
                 (or other) period (or fractional portion thereof) of a hypothetical $30,000 premium payment made at the beginning of the one, five, or ten-year (or other) period.
          P    = a hypothetical initial premium payment of $30,000.

     The following table shows the Non-Standardized Cumulative Total Return for the Allegiance Variable Annuity Sub-accounts for the period ended December 31, 1999.



                                                       Since
Sub-Accounts                         1 Year         Inception*
------------                         ------         ----------
JPVF Money Market                     3.12%      64.33%     (8/1/85)
JPVF Balanced                        20.57%     137.97%     (5/1/92)
JPVF Value                            4.29%     169.75%     (5/1/92)
JPVF Capital Growth                  42.66%     504.51%     (5/1/92)
JPVF Small Company                   12.64%     316.85%     (4/18/86)
JPVF Emerging Growth                 74.07%     316.36%     (5/1/95)
JPVF World Growth Stock              19.19%     342.68%     (8/1/85)
JPVF Growth                          77.87%     130.06%     (1/1/98)
JPVF S&P 500 Index **                18.84%     268.68%     (8/27/92)
JPVF High Yield Bond                  3.34%       2.83%     (1/1/98)
JPVF International Equity            30.71%      56.84%     (1/1/98)
MFS Research Series                  22.34%     134.06%     (7/26/95)
MFS Utilities Series                 29.00%     201.10%     (1/3/95)
Oppenheimer Capital Appreciation     39.68%     789.44%     (4/3/85)
Oppenheimer Bond                     -2.88%     184.08%     (4/3/85)
Oppenheimer Strategic Bond            1.40%      35.82%     (5/3/93)
VIP Equity-Income                     4.86%     358.56%     (10/9/86)
VIP Growth                           35.54%     707.44%     (10/9/86)
VIP II Contrafund                    22.54%     216.66%     (1/3/95)



* The date listed next to each performance figure in this column is the inception date of the Portfolio underlying each corresponding Variable Sub-account.


** Prior to May 1, 2000, this sub-account invested in the VIP II Index 500
   Portfolio and the performance numbers in the above table reflect the performance of such Portfolio.


All non-standard performance data will only be advertised if the standard total return performance data is also included in the advertisement.

Other Information

     The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Variable Sub-accounts. Other publications may also be cited.

     Broker World                                      Financial World
     Across the Board                                  Advertising Age
     American Banker                                   Barron's
     Best's Review                                     Business Insurance
     Business Month                                    Business Week
     Changing Times                                    Consumer Reports
     Economist                                         Financial Planning
     Forbes                                            Fortune
     Inc.                                              Institutional Investor
     Insurance Forum                                   Insurance Sales
     Insurance Week                                    Journal of Accountancy
     Journal of the American Society of CLU & ChFC     Journal of Commerce
     Life Insurance Selling                            Life Association News
     MarketFacts                                       Manager's Magazine
     National Underwriter                              Money
     Morningstar, Inc.                                 Nation's Business
     New Choices (formerly 50 Plus)                    New York Times
     Pension World                                     Pensions & Investments
     Rough Notes                                       Round the Table
     U.S. Banker                                       VARDs
     Wall Street Journal                               Working Woman


                                  LEGAL MATTERS

     Legal advice relating to certain matters under the federal securities laws applicable to the issue and sale of the Contracts has been provided to the Company by Jorden Burt Boros Cicchetti Berenson & Johnson of Washington D.C.

                                OTHER INFORMATION

     A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Contracts or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS


     The financial statements of The Alexander Hamilton Variable Annuity Separate Account of Alexander Hamilton Life Insurance Company of America as of December 31, 1999, and for the year then ended, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

     The statutory basis financial statements of Alexander Hamilton Life Insurance Company of America as of December 31, 1999, and for each of the years in the three-year period ended December 31, 1999, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon (which contains an adverse opinion with respect to conformity with generally accepted accounting principles) appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                              FINANCIAL STATEMENTS

     The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account, nor do they necessarily bear on the Guaranteed Interest Rates declared from time to time for the Capital Developer Account Interest Rate Guarantee Periods.

                          Audited Financial Statements

                         The Alexander Hamilton Variable
Annuity Separate Account of Alexander Hamilton Life Insurance Company of America

                          Year ended December 31, 1999
                       with Report of Independent Auditors

                         The Alexander Hamilton Variable
                 Annuity Separate Account of Alexander Hamilton
                        Life Insurance Company of America

                          Audited Financial Statements

                          Year ended December 31, 1999


                                    Contents

Report of Independent Auditors..............................................1

Audited Financial Statements

Statement of Assets and Liabilities.........................................4
Statement of Operations.....................................................8
Statements of Changes in Net Assets.........................................9
Notes to Financial Statements..............................................10

                         Report of Independent Auditors


Contractholders of The Alexander Hamilton Variable Annuity
   Separate Account of Alexander Hamilton Life Insurance Company of America Board of Directors, Alexander Hamilton Life Insurance Company of America



We have audited the accompanying statement of assets and liabilities of The Alexander Hamilton Variable Annuity Separate Account of Alexander Hamilton Life Insurance Company of America as of December 31, 1999, and the related statement of operations for the year then ended, and the related statement of changes in net assets for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Alexander Hamilton Variable Annuity Separate Account of Alexander Hamilton Life Insurance Company of America at December 31, 1999, and the results of its operations and the changes in its net assets for the year then ended, and the changes in its net assets for the year ended December 31, 1998 and 1997 in conformity with accounting principles generally accepted in the United States.


                                                          /s/ Ernst & Young LLP

Boston, Massachusetts
March 23, 2000

                         The Alexander Hamilton Variable
                 Annuity Separate Account of Alexander Hamilton
                        Life Insurance Company of America


                       Statement of Assets and Liabilities
                                December 31, 1999



                                          JPVF                 JPVF              JPVF                 JPVF               JPVF
                                     International            World             Emerging              Capital            Small
                                         Equity            Growth Stock          Growth               Growth            Company
                                      Sub-account          Sub-account         Sub-account          Sub-account      Sub-account
                                   ------------------ -------------------  -------------------  -----------------  -----------------
ASSETS
Investments at cost                    $ 3,814,522          $4,745,913         $ 9,733,933          $28,991,607        $1,808,285
                                   ==================  ==================  ===================  =================  =================

Investments at market value            $ 4,935,008         $ 5,137,997         $18,167,863          $40,834,419        $1,948,889
Net premiums receivable (payable)            5,736               2,396             114,746               52,597               550
                                   ------------------  ------------------  -------------------  -----------------  -----------------
       Total Net Assets                $ 4,940,744           5,140,393         $18,282,609          $40,887,016        $1,949,438
                                   ==================  ==================  ===================  =================  =================

SHARES OUTSTANDING                     307,106.206         197,038.037         446,665.206        1,039,969.898       107,944.722

NET ASSET VALUE PER SHARE                $   16.07           $   26.08         $    40.674           $    39.27        $    18.05

                         The Alexander Hamilton Variable
                 Annuity Separate Account of Alexander Hamilton
                        Life Insurance Company of America


                       Statement of Assets and Liabilities
                                December 31, 1999



                                                                                                      JPVF              JPVF
                                         JPVF                 JPVF                JPVF            High Yield            Money
                                        Growth         Growth and Income        Balanced             Bond              Market
                                     Sub-account          Sub-account          Sub-account        Sub-account        Sub-account
                                   -----------------  -------------------  ------------------  -----------------  -----------------
ASSETS
Investments at cost                  $  3,133.031         $ 8,999,714          $ 8,893,118        $ 2,326,945         $10,781,263
                                   =================  ===================  ==================  =================  ==================

Investments at market value          $  5,012,350         $ 9,540,371          $10,550,740        $ 2,141,708         $10,999,604
Net premiums receivable (payable)         101,265               3,292              (34,690)             2,444              34,441
Accrued investment income                       0                   0                    0            175,757                   0
                                   -----------------  -------------------  ------------------  -----------------  ------------------
       Total Net Assets              $  5,113,615         $ 9,543,663          $10,516,050        $ 2,319,909         $11,034,045
                                   =================  ===================  ==================  =================  ==================

SHARES OUTSTANDING                    214,408.133         475,517.062          690,914.183        233,097.384       1,014,121.864

NET ASSET VALUE PER SHARE            $      23.38          $    20.06          $     15.27        $      9.19         $     10.85

                         The Alexander Hamilton Variable
                 Annuity Separate Account of Alexander Hamilton
                        Life Insurance Company of America


                       Statement of Assets and Liabilities
                                December 31, 1999


                                   Fidelity             Fidelity            Fidelity            Fidelity
                                    VIP II                VIP                  VIP                 VIP                   MFS
                                  Contrafund         Equity-Income           Growth             Index 500             Research
                                 Sub-account          Sub-account          Sub-account         Sub-account           Sub-account
                              -------------------  ------------------  ------------------  --------------------  -------------------
ASSETS
Investments at cost               $   9,311,612       $  8,722,447        $ 13,829,863        $   23,546,824         $ 4,765,677
                              ===================  ==================  ==================  ====================  ===================

Investments at market value       $  11,257,801       $  8,994,345        $ 17,484,074        $   27,469,132         $ 6,078,222
Net premiums receivable                   9,818              5,866              88,272                 9,354               1,079
                              -------------------  ------------------  ------------------  --------------------  -------------------
       Total Net Assets           $  11,267,619        $ 9,000,211        $ 17,572,346        $   27,478,486         $ 6,079,301
                              ===================  ==================  ==================  ====================  ===================

SHARES OUTSTANDING                  386,202.449        349,838.375         318,297.369           164,082.982         260,420.800

NET ASSET VALUE PER SHARE           $     29.15          $   25.71           $   54.93           $    167.41           $   23.34

                         The Alexander Hamilton Variable
                 Annuity Separate Account of Alexander Hamilton
                        Life Insurance Company of America


                       Statement of Assets and Liabilities
                                December 31, 1999


                                                                  Oppenheimer                                      Oppenheimer
                                             MFS                    Capital                Oppenheimer              Strategic
                                          Utilities              Appreciation                 Bond                     Bond
                                         Sub-account              Sub-account              Sub-account             Sub-account
                                     --------------------     --------------------     --------------------     -------------------
ASSETS
Investments at cost                      $ 7,719,095              $ 1,687,224             $  6,306,556             $  2,103,657
                                     ====================     ====================     ====================     ===================

Investments at market value              $ 9,570,731              $ 2,015,789             $  6,119,092             $  2,087,452
Net premiums receivable                        1,834                       27                   12,626                      278
                                     --------------------     --------------------     --------------------     -------------------
       Total Net Assets                  $ 9,572,565              $ 2,015,816             $  6,131,718             $  2,087,730
                                     ====================     ====================     ====================     ===================

SHARES OUTSTANDING                       396,139.527               40,445.205              531,171.222              420,010.325

NET ASSET VALUE PER SHARE                  $   24.16                $   49.84                $   11.52                $    4.97

                         The Alexander Hamilton Variable
                 Annuity Separate Account of Alexander Hamilton
                        Life Insurance Company of America

                             Statement of Operations
                          Year ended December 31, 1999

Investment income:
   Dividend income                                                                     $   767,275
   Capital gain distribution from investment companies                                   1,999,754
                                                                                  --------------------
                                                                                         2,767,029
                                                                                  --------------------
 Expenses:
   Mortality and expense fee (Note 3)                                                   (1,900,547)
                                                                                  --------------------
 Net investment income                                                                     866,482
                                                                                  --------------------

 Realized and unrealized gains on investments:
   Net realized gain on investments                                                      1,362,662
   Unrealized appreciation of investments                                               33,543,176
                                                                                  --------------------
 Net gain on investments                                                                34,905,838
                                                                                  --------------------
 Net increase in net assets from operations                                            $35,772,320
                                                                                  ====================


See accompanying notes.

                         The Alexander Hamilton Variable
                 Annuity Separate Account of Alexander Hamilton
                        Life Insurance Company of America

                       Statement of Changes in Net Assets


                                                                      Year ended December 31,
                                                         1999               1998               1997
                                                 ----------------------------------------------------------
Increase in net assets from operations
   Net investment income                             $    866,482       $  1,507,070       $    849,663
   Net realized gain on investments                     1,362,662            (82,026)           142,844
   Net unrealized appreciation
    (depreciation) on investments                      33,543,176          5,522,576             66,507
                                                 ----------------------------------------------------------
   Net increase in net assets resulting from
    operations                                         35,772,320          6,947,620          1,059,014

 Changes from principal transactions:
   Net contract purchase payment                       77,321,210         66,176,879          5,307,789
   Benefits paid                                       (5,609,514)        (1,230,447)          (177,442)
   Net transfer of reserves from (to) sponsor
                                                        9,584,230          1,424,413            229,614

                                                 ----------------------------------------------------------
   Increase in net assets derived from
    principal transactions                             81,295,926         66,370,845          5,359,961
                                                 ----------------------------------------------------------
   Total increase                                     117,068,242         73,318,465          6,418,975

 Net asset at beginning of year                        83,865,032         10,546,567          4,127,592
                                                 ----------------------------------------------------------
 Net assets at end of year                           $200,933,274       $ 83,865,032       $ 10,546,567
                                                 ==========================================================



See accompanying notes.

                         The Alexander Hamilton Variable
                 Annuity Separate Account of Alexander Hamilton
                        Life Insurance Company of America

                          Notes to Financial Statements

                                December 31, 1999


1.  History

The Alexander Hamilton Variable Annuity Separate Account ("Account") was established by resolution of the Board of Directors of Alexander Hamilton Life Insurance Company of America ("Sponsor") on January 24, 1994. The Account has been registered as a unit investment trust under the Investment Company Act of 1940 to receive and invest payments made by purchasers of variable annuity contracts. The fund began conducting business on February 8, 1996.

Each sub-account reflects the investment performance of a specific underlying mutual fund. Subject to certain limitations and restrictions, a variable annuity contractholder may elect to have net purchase payments credited to any of the sub-accounts. Prior to the commencement of annuity payments, a contractholder may elect to transfer accumulation units among sub-accounts, subject to certain minimum transfer amounts. Contractholders may also transfer accumulation units after payments begin under a variable annuity payment option. No transfers are permitted under a fixed annuity payment option. Contractholders may also allocate purchase payments or transfer amounts into or out of the "Fixed Account", which is maintained in the general account of the sponsor. The sponsor guarantees that the fixed account accumulation value will accrue interest at an annual effective rate of not less than 3%, although the sponsor may, at its sole discretion, credit interest in excess of the guaranteed rate. The fixed account accumulation values are not charged a mortality and expense fee or an administrative fee.

In accordance with the terms of the contracts, the payments are invested in shares of Jefferson-Pilot Variable Fund (JPVF) International Equity, World Growth Stock, Emerging Growth, Capital Growth, Growth, Small Company, Growth and Income, Balanced, High Yield Bond, and Money Market Portfolios, the Fidelity VIP II Contrafund, VIP Growth Fund, VIP Equity-Income Fund and VIP II Index 500 Fund, the MFS Research Series and MFS Utilities Series, and the Oppenheimer Strategic Bond, Bond, and Capital Appreciation Funds, at the net asset value of such shares on the date payments are received. The accumulation of net asset values at the date shares are acquired represents cost. The investments in the nineteen sub-accounts are carried in the Statement of Assets and Liabilities at net asset value, which is market value at December 31, 1999.

                         The Alexander Hamilton Variable
                 Annuity Separate Account of Alexander Hamilton
                        Life Insurance Company of America

                    Notes to Financial Statements (continued)

                                December 31, 1999


2.  Significant Accounting Policies


Investment Valuation

The investments in the sub-accounts are carried in the Statement of Assets and Liabilities at net asset value, which is market value at December 31, 1999. Investment transactions are accounted for on the date the order to buy or sell is executed (trade date).


Investment Income

Investment income consists of dividend income (both ordinary and capital gains) and is recognized on the ex-dividend date. All distributions received are reinvested in the respective sub-accounts. The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 1999, were $177,662,926 and $96,367,000 respectively. Realized investment gains and losses on investments are determined using average cost.


3.  Fees

In accordance with the provisions of the variable annuity contracts, specified amounts are set aside for the Sponsor to cover the assumption of mortality and expense risks, sales and administrative expenses, and state premium taxes. The mortality and expense fee is 1.25%, and the administrative expense charge is
 .15% annually. There is also an annual administration fee which is the lesser of $30 or 2% of the contract value on the last day of the year.


4.  Federal Income Taxes

Operations of the Account are taxed with those of the Sponsor. Under existing federal income tax law, no taxes are payable on the transactions of the Account.

                         The Alexander Hamilton Variable
                 Annuity Separate Account of Alexander Hamilton
                        Life Insurance Company of America

                    Notes to Financial Statements (continued)

                                December 31, 1999


5.  Use of Estimates

The accompanying financial statements of the Account have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.


6.  Remuneration

The Account pays no remuneration to directors, advisory boards, officers, or such other persons who may from time to time perform services for the Account.


7.  Accumulation Units

Changes in the number of accumulation units are as follows:

                                                                        1999                  1998                   1997
                                                            --------------------------------------------------------------------
    JPVF International Equity Sub-account
    Units outstanding at beginning of period                         144,190.832                 0.000                  0.000
    Units purchased                                                  203,342.245           168,565.745                  0.000
    Redemptions and charges                                          (56,064.995)          (24,374.913)                 0.000
                                                            --------------------------------------------------------------------
    Units outstanding at end of period                               291,468.082           144,190.832                  0.000
                                                            ====================================================================

    JPVF World Growth Stock Sub-account
    Units outstanding at beginning of period                         263,838.091           123,760.115            101,024.252
    Units purchased                                                  217,937.418           214,946.488            166,600.224
    Redemptions and charges                                         (101,252.635)          (74,868.512)          (143,864.361)
                                                            --------------------------------------------------------------------
    Units outstanding at end of period                               380,522.874           263,838.091            123,760.115
                                                            ====================================================================

    JPVF Emerging Growth Sub-account
    Units outstanding at beginning of period                         391,327.966           132,236.490             88,358.431
    Units purchased                                                  352,281.843           346,591.035            119,576.383
    Redemptions and charges                                         (100,939.940)          (87,499.559)           (75,698.324)
                                                            --------------------------------------------------------------------
    Units outstanding at end of period                               642,669.869           391,327.966            132,236.490
                                                             ====================================================================

                         The Alexander Hamilton Variable
                 Annuity Separate Account of Alexander Hamilton
                        Life Insurance Company of America

                    Notes to Financial Statements (continued)

                                December 31, 1999


7.  Accumulation Units (continued)

                                                                     1999                  1998                  1997
                                                            -------------------------------------------------------------------
    JPVF Capital Growth Sub-account
    Units outstanding at beginning of period                         684,717.278           142,455.821            53,999.122
    Units purchased                                                  962,880.710           792,868.720           103,157.417
    Redemptions and charges                                         (203,135.772)         (250,607.263)          (14,700.718)
                                                            -------------------------------------------------------------------
    Units outstanding at end of period                             1,444,462.216           684,717.278           142,455.821
                                                            ===================================================================

    JPVF Small Company Sub-account
    Units outstanding at beginning of period                         155,050.255                 0.000                 0.000
    Units purchased                                                  140,466.781           173,898.811                 0.000
    Redemptions and charges                                          (94,348.260)          (18,848.556)                0.000
                                                            -------------------------------------------------------------------
    Units outstanding at end of period                               201,168.776           155,050.255                 0.000
                                                            ===================================================================

    JPVF Growth Sub-account
    Units outstanding at beginning of period                          37,157.550                 0.000                 0.000
    Units purchased                                                  144,173.228            47,847.606                 0.000
    Redemptions and charges                                          (29,036.296)          (10,690.056)                0.000
                                                            -------------------------------------------------------------------
    Units outstanding at end of period                               152,294.482            37,157.550                 0.000
                                                            ===================================================================

    JPVF Growth and Income Sub-account
    Units outstanding at beginning of period                         466,743.706           105,758.481            40,124.651
    Units purchased                                                  308,076.725           578,830.887            98,594.509
    Redemptions and charges                                         (114,676.267)         (217,845.662)          (32,960.679)
                                                            -------------------------------------------------------------------
    Units outstanding at end of period                               660,144.164           466,743.706           105,758.481
                                                            ===================================================================

    JPVF Balanced Sub-account
    Units outstanding at beginning of period                         382,871.839           104,890.468            27,907.033
    Units purchased                                                  371,555.607           348,256.709           111,975.225
    Redemptions and charges                                         (172,502.627)          (70,275.338)          (34,991.790)
                                                            -------------------------------------------------------------------
    Units outstanding at end of period                               581,924.819           382,871.839           104,890.468
                                                            ===================================================================

    JPVF High Yield Bond Sub-account
    Units outstanding at beginning of period                         125,160.026                 0.000                 0.000
    Units purchased                                                  114,345.574           200,015.542                 0.000
    Redemptions and charges                                          (47,522.465)          (74,855.516)                0.000
                                                            -------------------------------------------------------------------
    Units outstanding at end of period                               191,983.135           125,160.026                 0.000
                                                            ===================================================================

                         The Alexander Hamilton Variable
                 Annuity Separate Account of Alexander Hamilton
                        Life Insurance Company of America

                    Notes to Financial Statements (continued)

                                December 31, 1999


7.  Accumulation Units (continued)

                                                                     1999                  1998                  1997
                                                            -------------------------------------------------------------------
    JPVF Money Market Sub-account
    Units outstanding at beginning of period                       8,842,988.430         1,052,016.838           480,731.823
    Units purchased                                               52,963,572.551        48,629,131.723         7,287,822.529
    Redemptions and charges                                      (52,066,146.866)      (40,838,160.131)       (6,716,537.514)
                                                            -------------------------------------------------------------------
    Units outstanding at end of period                             9,740,414.115         8,842,988.430         1,052,016.838
                                                            ===================================================================

    Fidelity VIP II Contrafund Sub-account
    Units outstanding at beginning of period                         254,379.294                 0.000                 0.000
    Units purchased                                                  604,487.721           289,728.643                 0.000
    Redemptions and charges                                         (114,544.199)          (35,349.349)                0.000
                                                            -------------------------------------------------------------------
    Units outstanding at end of period                               744,322.816           254,379.294                 0.000
                                                            ===================================================================

    Fidelity VIP Equity Income Sub-account
    Units outstanding at beginning of period                         425,662.765                 0.000                 0.000
    Units purchased                                                  507,509.170           561,199.896                 0.000
    Redemptions and charges                                         (173,232.130)         (135,537.131)                0.000
                                                            -------------------------------------------------------------------
    Units outstanding at end of period                               759,939.805           425,662.765                 0.000
                                                            ===================================================================

    Fidelity VIP Growth Sub-account
    Units outstanding at beginning of period                         335,670.270                 0.000                 0.000
    Units purchased                                                  894,052.861           428,001.694                 0.000
    Redemptions and charges                                         (239,510.532)          (92,331.424)                0.000
                                                            -------------------------------------------------------------------
    Units outstanding at end of period                               990,212.599           335,670.270                 0.000
                                                            ===================================================================

    Fidelity VIP II Index 500 Sub-account
    Units outstanding at beginning of period                         736,865.063                 0.000                 0.000
    Units purchased                                                1,790,941.873         1,080,961.110                 0.000
    Redemptions and charges                                         (738,843.539)         (344,096.047)                0.000
                                                            -------------------------------------------------------------------
    Units outstanding at end of period                             1,788,963.397           736,865.063                 0.000
                                                            ===================================================================

    MFS Research Sub-account
    Units outstanding at beginning of period                         230,004.347                 0.000                 0.000
    Units purchased                                                  278,301.107           334,137.582                 0.000
    Redemptions and charges                                          (90,524.915)         (104,133.235)                0.000
                                                            -------------------------------------------------------------------
    Units outstanding at end of period                               417,780.539           230,004.347                 0.000
                                                            ===================================================================

                         The Alexander Hamilton Variable
                 Annuity Separate Account of Alexander Hamilton
                        Life Insurance Company of America

                    Notes to Financial Statements (continued)

                                December 31, 1999


7.  Accumulation Units (continued)


                                                                     1999                  1998                  1997
                                                            -------------------------------------------------------------------
    MFS Utilities Sub-account
    Units outstanding at beginning of period                         324,447.841                 0.000                 0.000
    Units purchased                                                  495,903.262           541,941.392                 0.000
    Redemptions and charges                                         (184,515.468)         (217,493.551)                0.000
                                                            -------------------------------------------------------------------
    Units outstanding at end of period                               635,835.635           324,447.841                 0.000

                                                            ===================================================================

    Oppenheimer Capital Appreciation Sub-account
    Units outstanding at beginning of period                               0.000                 0.000                 0.000
    Units purchased                                                  165,394.297                 0.000                 0.000
    Redemptions and charges                                           (6,068.766)                0.000                 0.000
                                                            -------------------------------------------------------------------
    Units outstanding at end of period                               159,325.531                 0.000                 0.000
                                                            ===================================================================

    Oppenheimer Bond Sub-account
    Units outstanding at beginning of period                         336,679.032           151,322.641                 0.000
    Units purchased                                                  405,223.312           344,262.107           155,740.418
    Redemptions and charges                                         (192,794.919)         (158,905.716)           (4,417.777)
                                                            -------------------------------------------------------------------
    Units outstanding at end of period                               549,107.425           336,679.032           151,322.641
                                                            ===================================================================

    Oppenheimer Strategic Bond Sub-account
    Units outstanding at beginning of period                         134,572.798                 0.000                 0.000
    Units purchased                                                  150,942.894           169,211.618                 0.000
    Redemptions and charges                                          (79,388.304)          (34,638.820)                0.000
                                                            -------------------------------------------------------------------
    Units outstanding at end of period                               206,127.388           134,572.798                 0.000
                                                            ===================================================================

                         The Alexander Hamilton Variable
                 Annuity Separate Account of Alexander Hamilton
                        Life Insurance Company of America

                    Notes to Financial Statements (continued)

                                December 31, 1999


8.  Variable Annuity Contracts

Net asset values for variable annuity contracts are based on the following accumulation units, unit values and annuity funds:

                                                                 Accumulation               Unit                 Total
                                                                     Units                  Value                Value
                                                            ------------------------------------------------------------------
    JPVF International Equity Sub-account
        December 31, 1999
    Qualified/non-qualified units                                    291,468.082          16.951235          $  4,940,744
                                                                                                          --------------------
                                                                                                             $  4,940,744
                                                                                                          ====================
    JPVF World Growth Stock Sub-account
    December 31, 1999
    Qualified/non-qualified units                                    380,522.874          13.508763          $  5,140,393
                                                                                                          --------------------
                                                                                                             $  5,140,393
                                                                                                          ====================
    JPVF Emerging Growth Sub-account
        December 31, 1999
    Qualified/non-qualified units                                    642,669.869          28.447902          $ 18,282,609
                                                                                                          --------------------
                                                                                                             $ 18,282,609
                                                                                                          ====================
    JPVF Capital Growth Sub-account
        December 31, 1999
    Qualified/non-qualified units                                  1,444,462.216          28.306047          $ 40,887,016
                                                                                                          --------------------
                                                                                                             $ 40,887,016
                                                                                                          ====================
    JPVF Small Company Sub-account
        December 31, 1999
    Qualified/non-qualified units                                    201,168.776           9.690562          $  1,949,438
                                                                                                          --------------------
                                                                                                             $  1,949,438
                                                                                                          ====================
    JPVF Growth Sub-account
        December 31, 1999
    Qualified/non-qualified units                                    152,294.482          33.577153          $  5,113,615
                                                                                                          --------------------
                                                                                                             $  5,113,615
                                                                                                          ====================
    JPVF Growth & Income Sub-account
        December 31, 1999
    Qualified/non-qualified units                                    660,144.164          14.456938          $  9,543,663
                                                                                                          --------------------
                                                                                                             $  9,543,663
                                                                                                          ====================

                         The Alexander Hamilton Variable
                 Annuity Separate Account of Alexander Hamilton
                        Life Insurance Company of America

                    Notes to Financial Statements (continued)


                                December 31, 1999


8.  Variable Annuity Contracts (continued)

                                                                 Accumulation               Unit                 Total
                                                                     Units                  Value                Value
                                                            ------------------------------------------------------------------
    JPVF Balanced Sub-account
        December 31, 1999
    Qualified/non-qualified units                                    581,924.819          18.071148          $ 10,516,050
                                                                                                          --------------------
                                                                                                             $ 10,516,050
                                                                                                          ====================
    JPVF High Yield Bond Sub-account
    December 31, 1999
    Qualified/non-qualified units                                    191,983.135          12.083920          $  2,319,909
                                                                                                          --------------------
                                                                                                             $  2,319,909
                                                                                                          ====================
    JPVF Money Market Sub-account
    December 31, 1999
    Qualified/non-qualified units                                  9,740,414.115           1.132811          $ 11,034,045
                                                                                                          --------------------
                                                                                                             $ 11,034,045
                                                                                                          ====================
    Fidelity VIP II Contrafund Sub-account
        December 31, 1999
    Qualified/non-qualified units                                    744,322.816          15.138082          $ 11,267,619
                                                                                                          --------------------
                                                                                                             $ 11,267,619
                                                                                                          ====================
    Fidelity VIP Equity Income Sub-account
        December 31, 1999
    Qualified/non-qualified units                                    759,939.805          11.843320          $  9,000,211
                                                                                                          --------------------
                                                                                                             $  9,000,211
                                                                                                          ====================
    Fidelity VIP Growth Sub-account
        December 31, 1999
    Qualified/non-qualified units                                    990,212.599          17.746034          $ 17,572,346
                                                                                                          --------------------
                                                                                                             $ 17,572,346
                                                                                                          ====================
    Fidelity VIP II Index 500 Sub-account
        December 31, 1999
    Qualified/non-qualified units                                  1,788,963.397          15.360004          $ 27,478,486
                                                                                                          --------------------
                                                                                                             $ 27,478,486
                                                                                                          ====================

                         The Alexander Hamilton Variable
                 Annuity Separate Account of Alexander Hamilton
                        Life Insurance Company of America

                    Notes to Financial Statements (continued)

                                December 31, 1999


8.  Variable Annuity Contracts (continued)


                                                                 Accumulation               Unit                Total
                                                                     Units                  Value               Value
                                                            ----------------------------------------------------------------
    MFS Reseach Fund Sub-account
    December 31, 1999
    Qualified/non-qualified units                                    417,780.539          14.551421          $ 6,079,301
                                                                                                          ------------------
                                                                                                             $ 6,079,301
                                                                                                          ==================
    MFS Utilities Series Sub-account
        December 31, 1999
    Qualified/non-qualified units                                    635,835.635          15.055094          $ 9,572,565
                                                                                                          ------------------
                                                                                                             $ 9,572,565
                                                                                                          ==================
    Oppenheimer Capital Appreciation Sub-account
        December 31, 1999
    Qualified/non-qualified units                                    159,325.531          12.652187          $ 2,015,816
                                                                                                          ------------------
                                                                                                             $ 2,015,816
                                                                                                          ==================
    Oppenheimer Bond Sub-account
        December 31, 1999
    Qualified/non-qualified units                                    549,107.425          11.166701          $ 6,131,718
                                                                                                          ------------------
                                                                                                             $ 6,131,718
                                                                                                          ==================
    Oppenheimer Strategic Bond Sub-account
        December 31, 1999
    Qualified/non-qualified units                                    206,127.388          10.128347          $ 2,087,730
                                                                                                          ------------------
                                                                                                             $ 2,087,730
                                                                                                          ==================

                         Report of Independent Auditors

Board of Directors
Alexander Hamilton Life Insurance Company of America


We have audited the accompanying statutory-basis statements of admitted assets, liabilities, capital and surplus of Alexander Hamilton Life Insurance Company of America (a wholly-owned subsidiary of Jefferson-Pilot Corporation) as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, capital and surplus, and cash flow for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Michigan Insurance Bureau, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Alexander Hamilton Life Insurance Company of America at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alexander Hamilton Life Insurance Company of America at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the Michigan Insurance Bureau.



                                                          /s/ Ernst & Young LLP


Greensboro, North Carolina
February 4, 2000

              Alexander Hamilton Life Insurance Company of America

                   Statements of Admitted Assets, Liabilities,
                      Capital and Surplus - Statutory-Basis
                          (Dollar amounts in thousands)

                                                                                                         December 31,
                                                                                                 1999                    1998
                                                                                           -----------------------------------------
Admitted assets
Bonds                                                                                         $5,134,055              $5,331,802
Stocks                                                                                            77,727                  62,246
Mortgage loans                                                                                   559,901                 485,302
Real estate:
     Properties acquired in satisfaction of debt                                                      --                     143
     Investment real estate                                                                       20,427                  21,415
Policy loans                                                                                     117,579                 116,405
Cash and short-term investments                                                                   61,505                  (8,726)
Deferred hedging gain                                                                             (1,085)                 (1,328)
Due and uncollected premiums                                                                         171                   1,606
Investment income due and accrued                                                                 83,518                  84,306
Receivable from parent, subsidiaries and affiliates                                                1,821                   3,828
Separate account assets                                                                          209,065                  86,189
Other assets                                                                                      67,640                  69,047
                                                                                           -----------------------------------------
Total admitted assets                                                                         $6,332,324              $6,252,235
                                                                                           =========================================

Liabilities and capital and surplus
Liabilities:
   Aggregate reserve for life policies                                                        $5,267,549              $5,427,289
   Policy and contract claims                                                                     38,634                  41,640
   Interest maintenance reserve                                                                   41,451                  47,051
   Asset valuation reserve                                                                        62,165                  58,503
   Remittances and items not allocated                                                            (6,213)                  2,461
   Borrowed money                                                                                135,788                  63,934
   Payable to parent, subsidiaries and affiliates                                                 49,737                  16,231
   Separate account liabilities                                                                  209,065                  86,189
   Federal income taxes payable                                                                   15,065                   1,535
   Other liabilities                                                                             109,979                 115,296
                                                                                           -----------------------------------------
Total liabilities                                                                              5,923,220               5,860,129
Capital and surplus:
   Common capital stock                                                                            2,500                   2,500
   Preferred capital stock                                                                            --                   3,000
   Surplus note                                                                                   50,000                  51,220
   Gross paid-in and contributed surplus                                                          94,987                  94,987
   Unassigned surplus                                                                            261,617                 240,399
                                                                                           -----------------------------------------
Total capital and surplus                                                                        409,104                 392,106
                                                                                           -----------------------------------------
Total liabilities and capital and surplus                                                     $6,332,324              $6,252,235
                                                                                           =========================================



See accompanying notes.

              Alexander Hamilton Life Insurance Company of America

                   Statements of Operations - Statutory-Basis
                          (Dollar amounts in thousands)


                                                                                                  Year ended December 31,
                                                                                         1999              1998              1997
                                                                                      ---------------------------------------------
Revenue:
   Premiums and annuity considerations                                                   $405,231         $385,900         $487,694
   Considerations for supplementary contracts
       with life contingencies                                                              1,159              676              787
   Considerations for supplementary contracts without
       life contingencies and dividend accumulations                                        5,828            8,147            7,866
   Net investment income                                                                  437,736          442,662          449,290
   Amortization of interest maintenance reserve                                             6,331            5,620            3,272
   Commissions and expense allowances on reinsurance ceded                                     --               19            1,833
   Other income                                                                             4,859            3,990            4,585
                                                                                      ---------------------------------------------
Total revenue                                                                             861,144          847,014          955,327
Benefits and expenses:
   Death benefits                                                                          79,872           70,136           65,783
   Annuity benefits                                                                       133,671          155,390          140,143
   Disability benefits                                                                        402              371              328
   Surrender benefits and other fund withdrawals                                          518,325          473,396          507,553
   (Decrease) increase in aggregate reserves                                             (162,411)        (117,177)          45,832
   Decrease in liability for premium and other deposit funds                                   --             (161)            (138)
   Other policy benefits                                                                   15,641           13,957           15,080
                                                                                      ---------------------------------------------
Total benefits                                                                            585,500          595,912          774,581
Commissions and other expenses:
   Commissions on premiums and annuity considerations                                      23,871           24,847           36,950
   General insurance expenses                                                              10,860           14,252           25,245
   Insurance taxes, licenses and fees                                                       7,400            7,296            9,435
   Net transfers to separate accounts                                                      73,492           68,611            5,492
   Other (income) expenses                                                                    (27)            (174)            (547)
                                                                                      ---------------------------------------------
Total commissions and other expenses                                                      115,596          114,832           76,575
                                                                                      ---------------------------------------------
Income before dividends to policyholders, federal income tax and net
   realized capital gains (losses)                                                        160,048          136,270          104,171
Dividends to policyholders                                                                     35               35               43
                                                                                      ---------------------------------------------
Income before federal income tax and net realized capital gains (losses)                  160,013          136,235          104,128
Federal income tax (excluding capital gains tax)                                           44,085           36,515           30,214
                                                                                      ---------------------------------------------
Income before net realized capital gains (losses)                                         115,928           99,720           73,914
Net realized capital gains (losses) - net of tax and after-tax IMR transfer                 1,660           (3,537)           1,540
                                                                                      ---------------------------------------------
Net income                                                                               $117,588         $ 96,183         $ 75,454
                                                                                      =============================================



See accompanying notes.

              Alexander Hamilton Life Insurance Company of America

               Statements of Capital and Surplus - Statutory-Basis
                          (Dollar amounts in thousands)


                                                                                               Gross
                                                        Common     Preferred                 Paid-In and                    Total
                                                        Capital     Capital       Surplus    Contributed    Unassigned   Capital and
                                                         Stock       Stock         Note        Surplus       Surplus       Surplus
                                                  ----------------------------------------------------------------------------------
Balance at December 31, 1996                            $2,500      $ 53,000      $51,220      $ 94,987      $121,649      $323,356
   Net income                                               --            --           --            --        75,454        75,454
   Change in net unrealized capital gains                   --            --           --            --        (6,968)       (6,968)
   Change in non-admitted assets                            --            --           --            --           146           146
   Change in asset valuation reserve                        --            --           --            --        14,246        14,246
   Dividends to preferred stockholder                       --            --           --            --        (3,715)       (3,715)
                                                  ----------------------------------------------------------------------------------
Balance at December 31, 1997                             2,500        53,000       51,220        94,987       200,812       402,519
   Net income                                               --            --           --            --        96,183        96,183
   Change in net unrealized capital gains                   --            --           --            --         8,342         8,342
   Change in non-admitted assets                            --            --           --            --         2,077         2,077
   Change in asset valuation reserve                        --            --           --            --         4,112         4,112
   Redemption of preferred capital stock                    --       (50,000)          --            --            --       (50,000)
   Dividends to common stockholder                          --            --           --            --       (70,000)      (70,000)
   Dividends to preferred stockholder                       --            --           --            --        (1,127)       (1,127)
                                                  ----------------------------------------------------------------------------------
Balance at December 31, 1998                             2,500         3,000       51,220        94,987       240,399       392,106
   Net income                                               --            --           --            --       117,588       117,588
   Change in net unrealized capital gains                   --            --           --            --         5,992         5,992
   Change in non-admitted assets                            --            --           --            --         1,605         1,605
   Change in asset valuation reserve                        --            --           --            --        (3,662)       (3,662)
   Redemption of preferred capital stock                    --        (3,000)          --            --            --        (3,000)
   Dividends to common stockholder                          --            --           --            --      (100,000)     (100,000)
   Decrease in surplus note                                 --            --       (1,220)           --            --        (1,220)
   Other surplus changes                                    --            --           --            --          (305)         (305)
                                                  ----------------------------------------------------------------------------------
Balance at December 31, 1999                            $2,500      $     --      $50,000      $ 94,987      $261,617      $409,104
                                                  ==================================================================================


See accompanying notes.

              Alexander Hamilton Life Insurance Company of America

                    Statements of Cash Flow - Statutory-Basis
                          (Dollar amounts in thousands)


                                                                                        Year ended December 31,
                                                                            1999                  1998                 1997
                                                                    ----------------------------------------------------------------
Operating activities
Premiums, policy proceeds and other considerations
   received, net of reinsurance paid                                          $413,199             $394,842              $493,217
Net investment income                                                          444,953              450,437               455,254
Commission and expense allowances received on
   reinsurance ceded                                                                --                   51                 2,292
Benefits paid                                                                 (751,644)            (712,131)             (730,095)
Insurance expenses paid                                                        (36,062)             (50,351)              (80,829)
Net transfers to separate accounts                                             (73,492)             (68,509)               (5,496)
Dividends paid to policyholders                                                    (35)                 (35)                  (43)
Federal income taxes paid                                                      (30,327)             (38,441)               (9,421)
Other revenues received less other expenses                                      4,941                4,147                 6,955
                                                                    ----------------------------------------------------------------
Net cash (used in) provided by operations                                      (28,467)             (19,990)              131,834

Investing activities
Proceeds from sales, maturities, or repayments of
  investments:
      Bonds                                                                  1,038,189              896,802             1,032,923
      Stocks                                                                        --                7,497                27,591
      Mortgage loans                                                            32,023               72,563                35,160
      Real estate                                                                  319                5,155                 5,661
      Other invested assets                                                      5,921               10,877                 4,851
      Miscellaneous proceeds                                                     1,832                1,471                  (289)
                                                                    ----------------------------------------------------------------
Proceeds from sales, maturities, or repayments of
  investments                                                                1,078,284              994,365             1,105,897

Cost of investments acquired:
   Bonds                                                                      (835,875)            (810,280)           (1,063,065)
   Stocks                                                                       (8,755)             (13,108)               (3,000)
   Mortgage loans                                                             (108,095)             (92,735)             (193,618)
   Real estate                                                                  (2,547)                (189)                  (66)
   Other invested assets                                                        (1,093)             (11,035)              (10,405)
   Miscellaneous applications                                                     (243)                  --                  (270)
                                                                    ----------------------------------------------------------------
Total cost of investments acquired                                            (956,608)            (927,347)           (1,270,424)

Net increase in policy loans                                                    (1,174)              (5,530)              (13,943)
                                                                    ----------------------------------------------------------------

Net cash provided by (used in) investment activities                           120,502               61,488              (178,470)

              Alexander Hamilton Life Insurance Company of America

                          (Dollar amounts in thousands)


                                                                                          Year ended December 31,
                                                                                1999               1998                  1997
                                                                         ---------------------------------------------------------
Financing and miscellaneous activities
   Other cash provided:
   Capital and surplus redeemed                                                (3,000)           (50,000)                   --
   Borrowed money received (repaid)                                            70,365             40,427               (21,297)
   Other sources                                                               41,328             46,589                28,066
                                                                         ---------------------------------------------------------
Total other cash provided                                                     108,693             37,016                 6,769

Other cash applied:
   Dividends paid to stockholders                                            (100,051)           (72,018)               (3,686)
   Interest on indebtedness                                                    (7,473)            (7,420)               (6,924)
   Other applications, net                                                    (22,973)           (15,233)              (28,486)
                                                                         ---------------------------------------------------------
Total other cash applied                                                     (130,497)           (94,671)              (39,096)
Net cash used in financing and miscellaneous activities                       (21,804)           (57,655)              (32,327)
                                                                         ---------------------------------------------------------
Net increase (decrease) in cash and short-term investments                     70,231            (16,157)              (78,963)
Cash and short-term investments at beginning of year                           (8,726)             7,431                86,394
                                                                         ---------------------------------------------------------
Cash and short-term investments at end of year                              $  61,505           $ (8,726)             $  7,431
                                                                         =========================================================



See accompanying notes.

              Alexander Hamilton Life Insurance Company of America

                Notes to Financial Statements -- Statutory-Basis

                                December 31, 1999


1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Alexander Hamilton Life Insurance Company of America (the Company) is wholly-owned by Jefferson-Pilot Corporation (the "Parent"). The Company is principally engaged in the life insurance business and has a diversified base of policyholders in all states except New York. Most of the Company's insurance blocks have been closed. The only products currently being marketed include certain universal life products, certain fixed annuity products being marketed through financial institutions, and variable annuities. Renewal premiums will continue while existing business remains in force.

Effective January 1, 1999, AH (Michigan) Insurance Company, formerly a wholly-owned subsidiary, merged into the Company. This merger was treated as a statutory pooling-of-interest merger and the prior year's balances are restated as if these two companies have always been one. Certain intercompany balances were eliminated in the restatement.

Certain credit life and accident and health insurance, periodic payment annuity business and corporate owned life insurance business written by the Company has been fully reinsured back to affiliates of Household International, Inc. (Household), the Company's previous owner, through coinsurance agreements. Related trust agreements for the assets retained for this business are in place.

Use of Estimates and Assumptions

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities and the potential effects of resolving litigated matters.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Insurance Bureau, which practices differ from generally accepted accounting principles ("GAAP").

1. Nature of Operations and Significant Accounting Policies (continued)

The more significant variances from GAAP are as follows:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of accumulated other comprehensive income for those designated as available-for-sale.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments. Such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate. Under GAAP, valuation allowances are established when the Company determines it is probable that it will be unable to collect all amounts due (both principal and interest) according to the contractual terms of the loan agreement. For statutory reporting, the initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as required under GAAP.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates, and, consistent with the prior year, amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to earnings.

1. Nature of Operations and Significant Accounting Policies (continued)

Subsidiary: The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and annuity products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Non-Admitted Assets: Certain assets designated as "non-admitted," principally computer software, agents' debit balances and furniture and equipment, are excluded from the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus.

Universal Life Policies: Revenues for universal life policies consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily-required interest and mortality assumptions rather than on estimated expected experience or actual account balances as required under GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs.

Employee Benefits: For purposes of calculating the Company's postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible are also included.

Federal Income Taxes: Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

1. Nature of Operations and Significant Accounting Policies (continued)

Surplus Notes: Surplus notes are reported as surplus rather than as liabilities.

Statement of Cash Flow: For purposes of the Statement of Cash Flow, cash is combined with short-term investments, which includes investments with maturities of less than one year at the date of acquisition. Under GAAP, cash is combined with cash equivalents, which includes only investments with maturities of three months or less at the date of acquisition.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, short-term investments and derivative instruments are stated at values prescribed by the NAIC, as follows:

     Bonds not backed by other loans are principally stated at amortized cost using the interest method.

     Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities and prepayment assumptions are adjusted if subsequent experience varies significantly from original assumptions.

     Short-term investments include investments with maturities of less than one year at the date of acquisition.

     Redeemable preferred stocks are reported at cost and nonredeemable preferred stocks are reported at cost or market value as determined by the Securities Valuation Office of the NAIC.

     Common stocks are reported at market value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains or losses are reported directly in unassigned surplus without any adjustment for federal income taxes.

1. Nature of Operations and Significant Accounting Policies (continued)


     The Company uses interest rate swaps as part of its overall interest rate risk management strategy for certain investments. The Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on those instruments are included in the Statement of Admitted Assets, Liabilities, Capital and Surplus and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.


     Interest rate swap contracts are used to convert the interest rate characteristics of certain liabilities to match those of the related investments supporting those liabilities. The net interest effect of such swap transactions is reported as an adjustment of interest credited on the hedged liabilities as incurred.


The Company's wholly-owned insurance subsidiary, First Alexander Hamilton Life Insurance Company, is carried as stock at an amount which is equal to its statutory-basis capital and surplus, with changes in such capital and surplus reported directly to unassigned surplus as an increase or decrease in net unrealized capital gains. Dividends from the subsidiary, if any, are included in net investment income.


Mortgage loans are reported at unpaid principal balances, less allowance for impairments.

Policy loans are reported at unpaid principal balances.


Real estate is reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Accumulated depreciation on real estate was $19 million and $18 million as of December 31, 1999 and 1998.

Realized capital gains and losses are determined using a specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans, and common stocks are credited or charged directly to unassigned surplus.


Premiums

Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the terms of the policy.

1. Nature of Operations and Significant Accounting Policies (continued)

Benefits

Life and annuity benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily-specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Michigan Insurance Bureau. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. For 1999 and 1998, all additional reserves were ceded, as they related to blocks of business covered by reinsurance agreements.

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra earnings, mean reserves are based on the standard or substandard mortality rates increased by one to twenty-five deaths per thousand.

At December 31, 1999, the Company had $2,635.4 million of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of Michigan. Reserves to cover the gross premium deficiencies on the above insurance totaled $21.4 million at December 31, 1999.

Tabular interest, tabular less actual reserve released and tabular cost have been determined by formulas prescribed by the NAIC. For the determination of tabular interest on funds not involving life contingencies, the tabular interest is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation. Other benefit increases are mostly excess interest credited to the funds. The liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Claim and Claim Adjustment Expenses


Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations. All of the Company's accident and health liabilities are ceded under reinsurance agreements.

1. Nature of Operations and Significant Accounting Policies (continued)

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Guaranty-Fund Assessments

Guaranty-fund assessments are accrued when the Company receives notice that an insolvency has occurred for which the Company will be assessed.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus represent funds that are separately administered, principally for annuity contracts, and for which the contractholder, rather than the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at market value. The operations of the separate accounts are not included in the accompanying financial statements. Fees charged on separate account policyholder deposits are included in other income.

Reclassifications

Certain amounts for 1998 and 1997 have been reclassified to conform to the 1999 presentation. These reclassifications had no impact on statutory-basis net income or capital and surplus.

2. Permitted Statutory Accounting Practices

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Michigan Insurance Bureau. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory-basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, Michigan must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Bureau. At this time it is unclear whether Michigan will adopt Codification. Management has not yet determined the impact of Codification to the Company's statutory-basis financial statements.

3. Investments

The amortized cost and NAIC market value of investments in bonds are presented in the following tables (in thousands). Fair values have been determined primarily from fair values published by the NAIC Securities Valuation Office
(SVO). In some instances, the SVO's fair values for certain bonds are deemed to equal amortized cost.


                                                                                        December 31, 1999
                                                    --------------------------------------------------------------------------------
                                                                              Gross               Gross                  NAIC
                                                           Amortized        Unrealized          Unrealized              Market
                                                             Cost             Gains              (Losses)               Value
                                                    --------------------------------------------------------------------------------
Government Bonds:
   U.S. Treasuries                                       $    9,866          $       48          $      (35)          $    9,879
   Agency Mortgage - Backed/CMOs                            818,896                   8                 (21)             818,883
   State & Municipal                                            252                  --                 (17)                 235
   Other Government Bonds                                    50,166                 118                (195)              50,089
Corporate Bonds:
   Asset-Backed Securities                                  265,018                  --                  --              265,018
   CMOs                                                     648,142                  --                  --              648,142
   Other Corporate Bonds                                  3,298,632              12,103             (59,731)           3,251,004
   Affiliate Bonds                                           43,083                  --                  --               43,083
                                                    --------------------------------------------------------------------------------
Total                                                    $5,134,055          $   12,277          $  (59,999)          $5,086,333
                                                    ================================================================================



                                                                                        December 31, 1998
                                                    --------------------------------------------------------------------------------
                                                                              Gross               Gross                  NAIC
                                                           Amortized        Unrealized          Unrealized              Market
                                                             Cost             Gains              (Losses)               Value
                                                    --------------------------------------------------------------------------------
Government Bonds:
   U.S. Treasuries                                       $    9,969          $      722          $       --           $   10,691
   Agency Mortgage - Backed/CMOs                            944,888                 137                  --              945,025
   State & Municipal                                            352                  11                  --                  363
   Other Government Bonds                                    68,704               2,080                (214)              70,570
Corporate Bonds:
   Asset-Backed Securities                                  259,325                  --                  --              259,325
   CMOs                                                     618,036                  --                  --              618,036
   Other Corporate Bonds                                  3,385,361              82,125              (9,314)           3,458,172
   Affiliate Bonds                                           45,167                  --                  --               45,167
                                                    --------------------------------------------------------------------------------
Total                                                    $5,331,802          $   85,075          $   (9,528)          $5,407,349
                                                    ================================================================================

3. Investments (continued)

The carrying amounts of bonds in the balance sheets at December 31, 1999 and 1998 reflect NAIC adjustments of $(734) thousand and $(45) thousand to decrease amortized cost.

The amortized cost and NAIC market value of the Company's bonds at December 31, 1999, by contractual maturity, is as follows (in thousands):

                                                                     NAIC
                                              Amortized             Market
                                                Cost                Value
                                            ------------------------------------
Due in one year or less                        $  297,359         $  297,409
Due after one year through five years           1,337,124          1,336,358
Due after five years through ten years            822,021            792,016
Due after ten years                               313,282            300,516
                                            ------------------------------------
                                                2,769,786          2,726,299
Amounts not due at single maturity              2,364,269          2,360,034
                                            ------------------------------------
Total                                          $5,134,055         $5,086,333
                                            ====================================


Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from the sales of investments in bonds during 1999, 1998 and 1997 were $417.2 million, $248.8 million and $638.3 million. Gross gains of $4.6 million, $7.2 million and $15.1 million, and gross losses of $6.3 million, $4.8 million and $5.0 million were realized on those sales, respectively.

Bonds with a par value of $7.8 million were on deposit pursuant to regulatory requirements at both December 31, 1999 and 1998. At December 31, 1999, the Company held unrated or less-than-investment grade bonds of $315.4 million with an aggregate fair value of $297.2 million. Those holdings amounted to approximately 6.1% of the Company's investments in bonds and 5.0% of the Company's total admitted assets.

3. Investments (continued)

The gross unrealized gains and losses on, and the cost and NAIC market value of, investments in common stocks and preferred stocks are summarized as follows (in thousands):

                                                                               Gross               Gross                  NAIC
                                                                            Unrealized           Unrealized              Market
                                                            Cost               Gains              (Losses)               Value
                                                     -------------------------------------------------------------------------------
At December 31, 1999
   Redeemable preferred stocks                             $10,050             $   455             $    --              $10,505
   Nonredeemable preferred stocks                           19,822                  --              (1,038)              18,784
   Common stocks                                            21,550              26,467                (162)              47,855
                                                     -------------------------------------------------------------------------------
Total                                                      $51,422             $26,922             $(1,200)             $77,144
                                                     ===============================================================================

At December 31, 1998
   Redeemable preferred stocks                             $10,050             $ 1,165             $    --              $11,215
   Nonredeemable preferred stocks                           11,066                  38                (141)              10,963
   Common stocks                                            21,550              19,682                (102)              41,130
                                                     -------------------------------------------------------------------------------
Total                                                      $42,666             $20,885             $  (243)             $63,308
                                                     ===============================================================================


During 1999, the maximum and minimum lending rates for new mortgage loans were 8.38% and 6.80% for commercial loans. No residential loans were originated in 1999. At the issuance of a loan, the percentage of loan to value on any one loan, exclusive of insured or guaranteed or purchase money mortgages, does not exceed 75% for commercial loans or 80% for residential loans. At December 31, 1999, there were no amounts of mortgage principal that were non-admitted, no mortgage loans with interest overdue beyond one year, no mortgage loans were subject to prior liens, and no mortgage loans had been converted to loans that require principal or interest payments be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment requirement. The Company did not reduce interest rates on any of its outstanding loans. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

The Company's mortgage loan portfolio is comprised primarily of conventional real estate mortgages collateralized by apartment (21%), industrial (24%), retail (30%), office (17%) and other commercial properties (7%). The remaining mortgages are collateralized by residential properties. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Approximately 32% and 30% of the stated mortgage loan balances as of December 31, 1999 are due from borrowers in South Atlantic states and West South Central states. No other geographic region represents as much as 10% of mortgage loans at December 31, 1999.

Major categories of the Company's net investment income are summarized as follows (in thousands):

                                                                                       Year ended December 31,
                                                                       1999                    1998                   1997
                                                              ----------------------------------------------------------------------
    Income:
       Bonds                                                          $394,074                $401,896                $411,447
       Preferred stocks                                                  1,651                   1,529                   2,681
       Common stocks                                                       151                     120                     349
       Mortgage loans                                                   42,113                  38,468                  33,217
       Real estate                                                       4,164                   4,254                   4,896
       Derivative investments                                             (121)                   (352)                   (510)
       Policy loans                                                      8,110                   7,175                   6,456
       Cash and short-term investments                                     736                   1,108                   2,441
       Other invested assets                                             1,451                   2,235                   2,963
                                                              ----------------------------------------------------------------------
    Total investment income                                            452,329                 456,433                 463,940
    Expenses:
       Depreciation                                                        988                     787                   1,453
       Other                                                            13,605                  12,984                  13,197
                                                              ----------------------------------------------------------------------
    Total investment expenses                                           14,593                  13,771                  14,650
                                                              ----------------------------------------------------------------------
    Net investment income                                             $437,736                $442,662                $449,290
                                                              ======================================================================



Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR for the year ended December 31 as follows (in thousands):


                                                                               1999               1998               1997
                                                                     ----------------------------------------------------------
    Realized capital gains (losses)                                            $2,163            $ 9,895            $13,309
    Less amount transferred to IMR                                                732             13,432             11,769
                                                                     ----------------------------------------------------------
                                                                                1,431             (3,537)             1,540
    Less federal income tax (benefit) before effect
       of transfer to IMR                                                        (229)                --                 --
                                                                     ----------------------------------------------------------
    Net realized capital gains (losses)                                        $1,660            $(3,537)           $ 1,540
                                                                     ==========================================================


The Company participates in a securities lending program. The Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily and additional collateral is obtained as necessary. At December 31, 1999 and 1998, the market values of securities loaned was $34.7 million and $43.0 million, and collateral received amounted to $35.6 million and $45.5 million.

4. Use of Derivatives

The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances. The following summarizes open interest rate swaps (notional amounts in millions):

                                                                                                     December 31,
                                                                                             1999                     1998
                                                                                   -------------------------------------------------
    Receive-fixed swaps held as hedges of direct
      investments:
          Notional amount                                                                  $80.0                    $80.0
          Average rate received                                                            7.14%                    7.14%
          Average rate paid                                                                5.79%                    5.55%

    Receive-fixed swaps held to modify annuity crediting
      rates:
          Notional amount                                                                  $17.5                    $17.5
          Average rate received                                                            6.78%                    6.78%
          Average rate paid                                                                5.33%                    5.31%

Interest rate swaps are used to reduce the impact of interest rate fluctuations on specific floating-rate direct investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. The net amount received or paid under these swaps is reflected as an adjustment to investment income. Gains or losses realized on closed or terminated agreements accounted for as hedges are deferred and amortized to investment income on a straight-line basis over the shorter of the lives of the agreements or the expected remaining lives of the underlying assets or liabilities. Net deferred gains on the interest rate swaps were $1.1 million and $1.3 million as of December 31, 1999 and 1998.

Interest rate swaps are also used to modify the interest characteristics of certain blocks of annuity contract deposits. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying a short-term LIBOR rate on a net exchange basis. The net amount received or paid under this swap is reflected as an adjustment to annuity benefits.

The Company is exposed to credit risk in the event of non-performance by counterparties to swap agreements. The Company limits this exposure by entering into swap agreements with counterparties having high credit ratings and by regularly monitoring the ratings. The Company's credit exposure on swaps is limited to the fair value of swap agreements that are favorable to the Company. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material adverse effect on the Company's financial position or results of operations. The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related credited interest on annuities.

5. Subsidiaries


The Company owns one insurance subsidiary, First Alexander Hamilton Life Insurance Company (FAHL), which is domiciled in the state of New York and writes primarily universal life and annuity business solely in that state.


Statutory-basis financial information for FAHL is summarized as follows (in thousands):


    Summary statutory-basis balance sheets

                                                                              December 31,
                                                                       1999               1998
                                                             -----------------------------------------
    Investments                                                     $501,798            $491,137
    Other assets                                                       7,658               7,670
                                                             -----------------------------------------

    Total admitted assets                                           $509,456            $498,807
                                                             =========================================

    Insurance reserves                                              $459,286            $453,610
    Other liabilities                                                  4,152               5,966
    Capital and surplus                                               46,018              39,231
                                                             -----------------------------------------
    Total liabilities and capital and surplus                       $509,456            $498,807
                                                             =========================================


    Summary statutory-basis statements of income

                                                                     Year ended December 31,
                                                                       1999                  1998
                                                             ------------------------------------------
    Revenues                                                          $84,394             $73,437
    Expenses                                                           77,303              69,730
                                                             ------------------------------------------

    Net Income                                                        $ 7,091              $3,707
                                                             ==========================================

The cost of the Company's investment in FAHL was $19.5 million at December 31, 1999 and 1998. FAHL did not pay dividends to the Company in any year presented.

6. Reinsurance

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures the portion of an individual life insurance risk that exceeds amounts ranging from $250 thousand to $1.5 million based on the year of policy issue. The Company assumes portions of the life risks underwritten by certain other insurers on a limited basis, but amounts related to assumed reinsurance are not material to the financial statements. The principal effects of these transactions with the assuming companies are summarized as follows (in millions):

                                                           1999                   1998                    1997
                                                  -----------------------------------------------------------------------
    Premiums                                               $52.9                 $51.7                   $92.9
    Decrease in aggregate reserves ceded                  (641.5)               (169.3)                   (9.2)
    Policy benefits                                        125.1                 126.1                   114.2
    Commissions                                              -                     0.1                     1.9

Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 1999, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 2% of the Company's surplus.

The Company did not commute any ceded reinsurance or enter into any new agreements that reinsured policies or contracts that were in-force or had existing reserves as of the effective date of such agreements during the three years ended December 31, 1999.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during the three years ended December 31, 1999.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

6. Reinsurance (continued)

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

7. Federal Income Taxes

The Company is included in the consolidated life/non-life federal income tax return with its subsidiary FAHL. The consolidated tax provision is allocated to each separate company in amounts generally equivalent to those determinable if each company filed a separate return.

Amounts due from FAHL for federal income taxes were $1.5 million and $1.2 million at December 31, 1999 and 1998.

Income before federal income taxes differs from taxable income principally due to dividends-received tax deductions, policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

The AHL Group paid federal income taxes in the 1999, 1998 and 1997 tax years of $33 million, $41 million and $31 million.

8. Policy Liabilities

The liability for future contract benefits for universal life products is computed using the Model Regulation reserve method, using the 1980 Commissioner's Standard Ordinary (CSO) mortality table, and interest rates from 4.00% to 6.00%.

The policy reserves for immediate annuities issued prior to 1986 are calculated using the 1971 Individual Annuity Mortality Table and interest rates between 7.50% and 11.25%. For immediate annuities issued 1986 and forward, the reserves are calculated using the 1983 Annuity Mortality Table and interest rates from 4.00% to 9.25%. For deferred annuities, the Commissioner's Annuity Reserve Valuation Method (CARVM) is used with a 4.00% to 8.75% interest rate assumption.

8. Policy Liabilities (continued)

Policy reserves applicable to ordinary life policies are calculated on either the net level basis or preliminary term basis. The effect of using a preliminary term reserve basis is to partially offset the effect of immediately charging the costs of acquiring business against income. For policies issued prior to 1989, the statutory interest and mortality assumptions used are from the 1958 CSO Table, with interest rates ranging from 2.50% to 6.00%. For policies issued after 1988, the 1980 CSO Table with 4.00% to 5.50% interest rates is used.

Credit life policy liabilities are calculated on the net level basis using both the 1958 Commissioner's Extended Term (CET) and the 1941 and 1980 CSO Tables. Interest rates for these tables range from 3.00% to 5.50%.

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as of December 31 as follows (in millions):


                                                                           1999                               1998
                                                                 ------------------------------------------------------------------
                                                                    Amount         Percent              Amount       Percent
                                                                 ------------------------------------------------------------------
    Subject to discretionary withdrawal (with adjustment):
       At book value less current surrender charge                   $388.1          10.2%               $808.3        20.2%
       At market value                                                195.6           5.2                  86.4         2.2
                                                                 ------------------------------------------------------------------
       Total with adjustment or at market value                       583.7          15.4                 894.7        22.4
    Subject to discretionary withdrawal (without adjustment):
       At book value with minimal or no
          charge or adjustment                                      1,911.2          50.4               1,773.8        44.3
       Not subject to discretionary withdrawal                      1,299.6          34.2               1,331.2        33.3
                                                                 ------------------------------------------------------------------
    Total annuity reserves and deposit fund
       liabilities--before reinsurance                              3,794.5         100.0%              3,999.7       100.0%
                                                                                  =========                         =========
    Less reinsurance ceded                                            930.5                               939.9
                                                                 ------------                        ------------
    Total annuity actuarial reserves and
       deposit fund liabilities (net)                              $2,864.0                            $3,059.8
                                                                 ============                        ============


The annuity reserves not subject to discretionary withdrawal are comprised primarily of periodic payment annuities.

8. Policy Liabilities (continued)

The year end liability for unpaid claims and claim adjustment expenses for accident and health insurance is included in the aggregate reserve for accident and health policies and policy and contract claims in the Statements of Admitted Assets, Liabilities, Capital and Surplus. No additional premiums or return premiums have been accrued as a result of the changes to the prior year's unpaid claim liability.

9. Borrowed Money

At December 31, 1999 and 1998, the Company had $134 million and $48 million outstanding under reverse repurchase agreements, plus accrued interest. The agreement for 1999 matured January 28, 2000. At December 31, 1998, the Company had short-term notes payable of $15.7 million with its Parent at interest rates of approximately 5.62%. At December 31, 1999, the Company had no short-term notes payable to its Parent.

Total interest expense for the Company was $8.7 million, $7.6 million and $1.5 million in 1999, 1998 and 1997.

10. Separate Accounts

The Company issues nonguaranteed individual annuity contracts. Separate accounts, primarily for those individual policyholders, do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder. The assets in the accounts, carried at estimated fair value, consist of investments in unit investment trusts.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1999 is as follows (in thousands):

                                                                                                 Total
                                                                                     -------------------------------
    Premiums, deposits and other considerations                                                  $   85,933
                                                                                     ===============================
    Reserves for accounts with assets at market value                                            $  195,630
                                                                                     ===============================

Reserves by withdrawal characteristics:
    Subject to discretionary withdrawal at
         market value                                                                            $  189,969
    Subject to discretionary withdrawal with market
         value adjustment                                                                             5,661
                                                                                     -------------------------------
                                                                                                 $  195,630
                                                                                     ===============================

10. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

Transfers as reported in the Summary of Operations
   of the Separate Accounts Statement:
      Transfers to separate accounts                                                            $96,871
      Transfers from separate accounts                                                          (23,379)
                                                                                      -------------------------------
Transfers to separate accounts as reported in the
   Summary of Operations of the Life,
   Accident & Health Annual Statement
                                                                                                 $73,492
                                                                                      ===============================

11. Capital and Surplus

The Company has the following shares authorized (and outstanding): 60,000,000 shares Series A Common Shares (2,000,000 shares outstanding), par value $1 per share and 600,000 shares Series B Common Shares (500,000 shares outstanding), par value $1 per share. During 1998 and 1997, the Company's outstanding preferred stock was redeemed by the holders.

Under the Michigan Insurance Code, the Company is required at all times to maintain a minimum capital and surplus of $1 million. Additionally, dividend payments can be made only from the unassigned surplus and must be approved by the Insurance Commissioner if they exceed certain statutory limitations. As of December 31, 1999, the maximum dividend amount payable by the Company without the Commissioners approval is $86.5 million.

The Company has issued a surplus note that is held by GARCO Capital Corp., an affiliate. The note calls for the Company to pay interest semiannually on March 31 and September 30. The Company has the right to prepay the note on any March 31 or September 30 after September 30, 2004. Any payment of interest or repayment of principal may be paid out only if the Company has obtained the prior written approval of the Michigan Insurance Bureau, has adequate earned surplus funds for such payment, and if such payment would not cause the Company to violate the statutory capital requirements as set forth in the Michigan Insurance Code. A summary of the terms of this surplus note follows:

                                                                    Interest
                                                                       Paid             Total
     Date        Interest          Amount            Current         Current           Interest           Accrued        Date of
    Issued         Rate           of Notes            Value           Year               Paid             Interest       Maturity
------------------------------------------------------------------------------------------------------------------------------------
    9/29/94        9.76%        $50,000,000       $50,000,000      $4,880,000        $19,533,656       $        --        9/30/24

The Company does not accrue interest on the note until approval has been received from the Michigan Insurance Bureau.

11. Capital and Surplus (continued)

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1999, the Company meets the RBC requirements.

12. Benefit Plans

Pension Plans

The Company's employees participate in the Jefferson-Pilot Corporation defined benefit pension plans covering substantially all Company employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company (JP Life), an affiliate. The assets of the plans are those of the related contracts, and are primarily held in the separate accounts of JP Life. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by Jefferson-Pilot Corporation. Pension expense for all years presented was not significant.

Defined Contribution Plan

The Company participates in Jefferson Pilot Corporation's defined contribution retirement plan covering most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund which acquires and holds shares of Jefferson-Pilot Corporation's common stock for the account of participants. Plan assets are invested under a group variable annuity contract issued by Jefferson Pilot. Plan expense for all years presented was not significant.

Other Postretirement Benefit Plans

The Company sponsors contributory health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant. Information regarding the funded status of the plans is not material.

12. Benefit Plans (continued)

Deferred Agent Compensation

The Company has sponsored a contributory deferred compensation and a major producer's incentive plan for certain qualified agents. The accumulated value of both the Company and agent contributions was $54.0 million and $52.4 million at December 31, 1999 and 1998, and is included with other liabilities. In 1991, the Company established a Rabbi Trust supporting the deferred compensation plan liability which is recorded at the market value of the underlying assets of $46.1 million and $45.2 million at December 31, 1999 and 1998. The trust is included with other assets.

13. Stock Option Plan

Jefferson-Pilot Corporation sponsors a Long Term Incentive Plan of which officers of Jefferson-Pilot Corporation and its subsidiaries may qualify for participation. A committee of directors awards nonqualified or incentive stock options and stock appreciation rights, and makes grants of the Company's stock to the employees of Jefferson-Pilot Corporation and certain full-time life insurance agents. Stock grants may be either restricted stock or unrestricted stock distributed upon the achievement of performance goals established by the committee.

14. Related Parties

The Company paid dividends totaling $100 million and $70 million to Jefferson-Pilot Corporation, the parent company, during 1999 and 1998. There were no dividends paid to Jefferson-Pilot Corporation in 1997.

The Company pays Jefferson-Pilot Life Insurance Company, an affiliate, for certain expenses incurred on the Company's behalf. The total amounts paid for these expenses were $16.8 million, $16.3 million and $32.9 million in 1999, 1998 and 1997. Costs are allocated to the Company based on cost allocations arrangements based on GAAP.


At December 31, 1999 and 1998, the Company held in its investment portfolio bonds with a par value of $43.1 million and $45.2 million issued by Jefferson-Pilot Communications Company, an affiliate. Interest earned on these bonds totaled $3.1 million, $3.3 million and $2.9 million in 1999, 1998 and 1997.

The Company participates in an internal corporate cash management and commercial paper program and may either loan to or borrow from its Parent on a short-term basis. Short-term borrowings are discussed in Note 8. At December 31, 1999, the Company had a short-term investment under this program with its Parent of $93 million in connection with the Parent's acquisition of another subsidiary. Interest earned during the year ended December 31, 1999 from the Parent was not material. Amounts earned in other years presented were not significant.

14. Related Parties (continued)

The Company has a concession agreement with its affiliate broker/dealer, Jefferson Pilot Variable Corporation ("JPVC"). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity contracts. The amount paid is based on sales and contracts in force. During 1999 and 1998, the expense recorded related to this agreement was $6.2 and $4.5 million respectively. The expense in 1997 was not significant.

15. Fair Values of Financial Instruments

The carrying values and fair values of the Company's investments in bonds, stocks, mortgage loans, policy loans, annuity contracts, borrowed money, and derivatives at December 31 are summarized as follows (in millions):

                                                                1999                                       1998
                                            ----------------------------------------------------------------------------------------
                                                Carrying                  Fair                  Carrying              Fair
                                                 Value                    Value                   Value               Value
                                            ----------------------------------------------------------------------------------------
    Financial assets
    Bonds                                        $5,134                   $4,945                $5,332               $5,496
    Stocks                                           78                       77                    62                   63
    Mortgage loans                                  560                      535                   485                  515
    Policy loans                                    118                      118                   116                  116

    Financial liabilities
    Annuity contract liabilities in
       accumulation phase                        (2,299)                  (2,274)               (2,611)              (2,548)
    Borrowed money                                 (136)                    (136)                  (64)                 (64)

    Off-balance-sheet financial
       instruments
    Interest rate swaps                              --                       (1)                   --                    7


The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments in the accompanying financial statements and notes thereto:

    Cash, Short-term Investments, Accounts Receivable from Agents, Reinsurers and Others, and Accounts Payable: The carrying amounts reported in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus for these financial instruments approximate their fair values due to their short-term maturity or availability.

    Investment Securities: Fair values for fixed maturity securities (including redeemable preferred stock) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investments. The fair values for equity securities are based on quoted market prices, where available; for equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

    Separate Accounts: The assets and liabilities related to separate accounts are reported at fair value in the accompanying Statements of Assets, Liabilities, Capital and Surplus.

    Mortgage Loans: The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

    Policy Loans: The fair values for policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

    Investment Contracts: Annuity contracts issued by the Company do not generally have defined maturities. Fair values of the Company's liabilities under annuity contracts, are estimated to equal the cash surrender values of the underlying contracts.

    Borrowed Money: The fair values for the Company's liability for borrowed money approximates its carrying amounts, which amounts include accrued interest.


    Interest Rate Swaps: The fair value of the interest rate swaps that hedge annuity contract deposits have been estimated based on prices provided by the counterparties.


    Surplus Note: The determination of the fair value of the surplus note is not practicable due to the restrictions on repayment of principal and interest amounts.

16. Commitments and Contingent Liabilities

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt instruments for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire bonds in private placement transactions, which are not reflected in the Statements of Admitted Assets, Liabilities, Capital and Surplus, approximates $2.9 million as of December 31, 1999.

16. Commitments and Contingent Liabilities (continued)

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Annual rent and future rental commitments are not significant.

The Company is a defendant in a proposed class action suit. The suit alleges deceptive practices, fraudulent and negligent misrepresentation and breach of contract in the sale of certain life insurance policies using policy illustrations which plaintiffs claim were misleading. Unspecified compensatory and punitive damages, costs and equitable relief are sought in the case. While management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in the case, management believes that it has made appropriate disclosures to policyholders as a matter of practice, and intends to vigorously defend its position.

In the normal course of business, the Company is involved in various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

17. Impact of Year 2000 (Unaudited)

The Company's administrative and financial reporting systems are shared among numerous insurance affiliates within the consolidated Jefferson-Pilot Corporation group. In prior years, the Parent discussed the nature and progress of its plans to become Year 2000 ready. In late 1999, the Parent completed its remediation and testing of systems. As a result of those planning and implementation efforts, the Parent experienced no significant disruptions in critical information technology systems and believes those systems successfully responded to the Year 2000 date change. The Parent expensed approximately $20.6 million to date in connection with remediating its systems. The Parent is not aware of any material problems resulting from Year 2000 issues, either with its products, its internal systems, or the products and services of third parties. The Parent will continue to monitor its critical computer applications and those of its vendors throughout the Year 2000 to ensure that any latent Year 2000 matters that may arise are addressed promptly.

PART C      OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS
     (a)    Financial Statements
            All required financial statements are included in Part A and Part B of this Registration Statement.

     (b)    Exhibits:
            (1) Resolution of the Board of Directors of Alexander Hamilton Life Insurance Company of America authorizing establishment of the Separate Account.1 /

            (2)   Not Applicable.

     (3) Principal Underwriting Agreement by and between Alexander Hamilton Life Insurance Company of America, on its own behalf and on the behalf of the Separate Account, and Jefferson-Pilot Investor Services, Inc. 3/

     (4)    (a)   Form of Contract for the Alexander Hamilton Life Insurance
                  Company of America Variable Annuity.2/

            (b)   Form of IRA Endorsement.2/

            (c)   Form of IRA Disclosure and Financial Disclosure Endorsement.2/

            (d)   Form of TSA Endorsement.2/

            (e)   Form of 401(a) Endorsement.2/

     (5)    (a)   Form of Application for the Alexander Hamilton Life Insurance
                  Company of America Variable Annuity Contract.4/

            (b)   Form of Application Supplement for 1035 Exchange.2/

     (6)    (a)   Charter of Alexander Hamilton Life Insurance Company
                  of America.1/

            (b) By-Laws of Alexander Hamilton Life Insurance Company of America 1/

     (7)    Not Applicable.

     (8)    (a)   Participation Agreement by and between Alexander Hamilton
                  Life Insurance Company of America, Fidelity Distributors
                  Corporation and Variable Insurance Products Fund.4/

            (b) Participation Agreement by and between the Alexander Hamilton Life Insurance Company of America, Fidelity Distributors Corporation and Variable Insurance Products Fund II.4/

            (c) Participation Agreement by and between Alexander Hamilton Life Insurance Company of America, Massachusetts Financial Services Company and MFS Variable Insurance Trust.4/

            (d) Participation Agreement by and between Alexander Hamilton Life Insurance Company of America, OppenheimerFunds, Inc. and Oppenheimer Variable Account Funds.5/

     (9)    Opinion and Consent of Counsel.2/


    (10)    Consent of Ernst & Young LLP.


    (11)    Not Applicable.

    (12)    Not Applicable.


    (13)    Schedule of Computation of Performance.


    (14)    Not Applicable.


1/ Incorporated by reference to the initial Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on February 24, 1994 (Registration No. 33-75714).

2/ Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on September 8, 1995 (Registration
    No. 33-75714).

3/ Incorporated by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on May 2, 1997 (Registration
    No. 33-75714).

4/ Incorporated by reference to the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on February 26, 1998 (Registration
    No. 33-75714).

5/ Incorporated by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on April 20, 1998 (Registration
    No. 33-75714).

ITEM    25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name and Principal                Position and Offices
Business Address                  with Depositor
----------------                  --------------
David A. Stonecipher              Director; Chairman of the
                                  Board and Chief Executive Officer

Kenneth C. Mlekush                Director; President

Dennis R. Glass                   Director; Executive Vice President

John D. Hopkins                   Executive Vice President and General Counsel

Charles C. Cornelio               Executive Vice President-Operations

Leslie L. Durland                 Executive Vice President-Life Operations

John C. Ingram                    Executive Vice President-Investments

Reggie D. Adamson                 Senior Vice President-Finance

Charles P. Elam                   Senior Vice President and Annuity Actuary

Hal B. Phillips                   Senior Vice President and Life Actuary

Russell C. Simpson                Vice President; Treasurer

Robert A. Reed                    Vice President and Secretary

Cynthia K. Swank                  Vice President and Controller

John A. Weston                    Vice President
One Granite Place
Concord, NH  03301

Donna L. Drew                     Director; Assistant Vice President
1000 Town Ctr.
Suite 1070A
Southfield, MI  48075


*/ Except as otherwise noted, the Principal business address for each officer and director is 100 N. Greene St., Greensboro, North Carolina, 27401.


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Company owns the assets comprising each Variable Subaccount of the Registrant. The Company is an wholly-owned subsidiary of Jefferson-Pilot Corporation.

Separate financial statements are filed for the Registrant.

The following is a list of corporations controlled by Jefferson-Pilot
Corporation:


                                                                 Organized              % Voting
                                                                 Under                  Stock
Names of Subsidiaries                                            Laws of:               Owned by
---------------------                                            --------               Parent
                                                                                        ------
Jefferson-Pilot Life Insurance Company                           North Carolina         100%
Jefferson Pilot Variable Corporation                             North Carolina         100%
Jefferson-Pilot Communications Company                           North Carolina         100%
Alexander Hamilton Life Insurance Company
  of America                                                     Michigan               100%
First Alexander Hamilton Life Insurance Company                  New York               100%
Jefferson Pilot Investment Advisory Corporation                  Tennessee              100%
Jefferson Pilot Financial Insurance Company                      New Hampshire          100%
Jefferson Pilot LifeAmerica Insurance Company                    New Jersey             100%
Jefferson Pilot Securities Corporation                           New Hampshire          100%
The Guarantee Life Companies, Inc.                               Delaware               100%
Guarantee Life Insurance Company                                 Nebraska               100%
PFG, Inc.                                                        Pennsylvania           100%
Westfield Assigned Benefits Company                              Ohio                   100%
The Polaris Group, Inc.                                          Connecticut            100%
Polaris Financial Services, Inc.                                 Connecticut            100%
Polaris Advisory Services, Inc.                                  Connecticut            100%



Omitted from the list are subsidiaries of Jefferson-Pilot Corporation and the other companies listed which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. Since none of the companies listed is a subsidiary of the registrant, only the financial statements of the registrant are filed.

ITEM 27.  NUMBER OF CONTRACT OWNERS


As of March 17, 2000, there were 4,543 Owners of the Contracts, 2,055 of which owned non-qualified Contracts and 2,488 of which owned qualified Contracts.


ITEM    28.    INDEMNIFICATION

The following provisions regarding the Indemnification of Directors and Officers of the Depositor are applicable:

Section 450.1562 of Michigan Compiled Laws allows a corporation to indemnify a person who was or is party or is threatened to be made a party to a threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys' fees, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action or suit, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, Indemnification shall not be made for a claim, issue, or matter in which the person has been found liable to the corporation. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the `1933 Act') may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) Jefferson Pilot Variable Corporation also acts as principal underwriter for the following:


    - JPF Separate Account A of Jefferson Pilot Financial Insurance Company
    - JPF Separate Account C of Jefferson Pilot Financial Insurance Company
    - JPF Separate Account B of Jefferson Pilot LifeAmerica Insurance Company
    - JPF Separate Account D of Jefferson Pilot LifeAmerica Insurance Company
    - Jefferson Pilot Variable Fund, Inc.
    - JPF Variable Annuity Separate Account of Jefferson Pilot Financial Insurance Company


(b) The Directors and Officers of Jefferson Pilot Variable Corporation, the principal underwriter for the Registrant, are as follows:


NAME AND PRINCIPAL                POSITIONS AND
BUSINESS ADDRESS                  OFFICES WITH UNDERWRITER
----------------                  ------------------------
    Ronald R. Angarella           Director and President
    David K. Booth                Vice President, Marketing
    Charles C. Cornelio           Director
    Carol R. Hardiman             Director
    W. Thomas Boulter             Assistant Vice President, Variable Product Compliance
    Lisa S. Clifford              Compliance Officer, Advertising
    Shari J. Lease                Secretary
    John A. Weston                Chief Financial Officer
    Stafford Moser                Assistant Vice President, Marketing
     100 N. Greene Street
     Greensboro, NC 27401

    Address (except as otherwise noted):
     One Granite Place
     Concord, NH 03301


(c)


            (1)                  (2)                        (3)                   (4)                (5)
             NAME OF              NET UNDERWRITING
             PRINCIPAL            DISCOUNTS AND              COMPENSATION          BROKERAGE
             UNDERWRITER          COMMISSIONS                ON REDEMPTION         COMMISSIONS        COMPENSATION
             -----------          -----------                -------------         -----------        ------------
 1999        Jefferson Pilot      $       0                  $       0             $       0          $       0
             Variable
             Corporation

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by the Company at One Granite Place, Concord, New Hampshire 03301.

ITEM 31.  MANAGEMENT SERVICES.

        None.

ITEM 32.  UNDERTAKINGS

     (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premium Payments under the Contract may be accepted (except in accordance with SEC staff no-action correspondence)

     (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Contract Application that an applicant can check to request a Statement of Additional Information.

     (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

     (d) Alexander Hamilton Life Insurance Company of America hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Alexander Hamilton Life Insurance Company of America.

SECTION 403(b) REPRESENTATIONS

The Company represents that it is relying on a no-action letter dated
November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

STATEMENT PURSUANT TO RULE 6c-7:    TEXAS OPTIONAL RETIREMENT PROGRAM

The Company and the Separate Account rely on 17 C.F.R. Section 270.6c-7, and represent that the provisions of that Rule have been or will be complied with.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement pursuant to paragraph (b) of rule 485 under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 8 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greensboro, State of North Carolina on this 10th day of April, 2000.



                                    ALEXANDER HAMILTON VARIABLE ANNUITY
                                    SEPARATE ACCOUNT

                                    ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF
                                    AMERICA
                                    Depositor


                                    /s/ David A. Stonecipher
                                    ----------------------------------------
                                    David A. Stonecipher
                                    Chairman of the Board,
                                    Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signatures                                          Title                                                 Date
----------                                          -----                                                 ----
/s/ David A. Stonecipher            Director; Chairman of the Board and                           April 10, 2000
Davis A. Stonecipher                Chief Executive Office

/s/ Kenneth C. Mlekush              Director;  President                                          April 10, 2000
Kenneth C. Mlekush

/s/ Dennis R. Glass                 Director and Executive Vice President                         April 10, 2000
Dennis R. Glass

/s/ Donna L. Drew                   Director; Assistant Vice President                            April 4, 2000
Donna L. Drew

/s/ Russell C. Simpson              Vice President and Treasurer                                  April, 10, 2000
 Russell C. Simpson

                                  EXHIBIT INDEX

Exhibit                 Description of                                                       Page
   No.                      Exhibit                                                          No.
   ---                      -------                                                          ---
(10)                 Consent of Ernst & Young LLP......................................

(13)                 Schedule of Computation of Performance ...........................